   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON SEPTEMBER 29, 1997


                                                               FILE NO. 33-58041
                                                               FILE NO. 811-7257
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                   FORM N-1A


                        REGISTRATION STATEMENT UNDER THE
                             SECURITIES ACT OF 1933
                         POST-EFFECTIVE AMENDMENT NO. 2       /X/

                                      AND

                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940
                                AMENDMENT NO. 4               /X/



                            ------------------------

                      SEI INSTITUTIONAL INVESTMENTS TRUST
               (Exact Name of Registrant as Specified in Charter)

                         C/O THE CT CORPORATION SYSTEM
                                2 Oliver Street
                          Boston, Massachusetts 02109
               (Address of Principal Executive Offices, Zip Code)
        Registrant's Telephone Number, including Area Code 610-989-1000


                                  DAVID G. LEE
                          C/O SEI Investments Company
                            Oaks, Pennsylvania 19456
                    (Name and Address of Agent for Service)


                                   COPIES TO:

     Richard W. Grant, Esquire            John H. Grady, Jr., Esquire
     Morgan, Lewis & Bockius LLP          Morgan, Lewis & Bockius LLP
     2000 One Logan Square                1800 M Street, N.W.
     Philadelphia, Pennsylvania 19103     Washington, D.C. 20036

                            ------------------------

 It is proposed that this filing will become effective (check appropriate box):

   /X/     immediately upon filing pursuant to paragraph (b)
   / /     on [date] pursuant to paragraph (b)
   / /     60 days after filing pursuant to paragraph (a)
   / /     on [date] pursuant to paragraph (a)(1) of Rule 485
   / /     75 days after filing pursuant to paragraph (a)(2)


    Registrant has elected to register an indefinite number of securities pursuant to the provisions of Rule 24f-2 under the Investment Company Act of 1940.



    Registrant has filed a 24f-2 Notice on July 28, 1997 for its fiscal year ended May 31, 1997.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                      SEI INSTITUTIONAL INVESTMENTS TRUST
                             CROSS REFERENCE SHEET
                         POST-EFFECTIVE AMENDMENT NO. 2



N-1A ITEM NO.                                                                       LOCATION
--------------------------------------------------------------  -------------------------------------------------

PART A--LARGE CAP, SMALL CAP, CORE FIXED INCOME, HIGH YIELD BOND, INTERNATIONAL FIXED INCOME, EMERGING MARKETS
EQUITY AND INTERNATIONAL EQUITY FUNDS

Item 1.      Cover Page.......................................  Cover Page
Item 2.      Synopsis.........................................  Annual Operating Expenses
Item 3.      Condensed Financial Information..................  Financial Highlights
Item 4.      General Description of Registrant................  The Trust; Investment Objectives and Policies;
                                                                  General Investment Policies and Risk Factors;
                                                                  Description of Permitted Investments and Risk
                                                                  Factors
Item 5.      Management of the Fund...........................  General Information--General Management of the
                                                                  Funds; The Money Managers
Item 5a.     Management's Discussion of Fund Performance......                         **
Item 6.      Capital Stock & Other Securities.................  General Information--Voting Rights, Shareholder
                                                                  Inquiries, Dividends; Taxes
Item 7.      Purchase of Securities Being Offered.............  Purchase and Redemption of Shares
Item 8.      Redemption or Repurchase.........................  Purchase and Redemption of Shares
Item 9.      Pending Legal Proceedings........................                          *

PART B--ALL FUNDS

Item 10.     Cover Page.......................................  Cover Page
Item 11.     Table of Contents................................  Table of Contents
Item 12.     General Information & History....................  The Trust
Item 13.     Investment Objectives & Policies.................  Description of Permitted Investments; Investment
                                                                  Limitations
Item 14.     Management of the Registrant.....................  Trustees and Officers of the Trust; The Manager
                                                                  and The Money Managers
Item 15.     Control Persons & Principal Holders of
               Securities.....................................  Trustees and Officers of the Trust; 5%
                                                                  Shareholders
Item 16.     Investment Advisory & Other Services.............  The Administrator and Transfer Agent; The Manager
                                                                  and The Money Managers; Distribution; Experts
Item 17.     Brokerage Allocation.............................  Fund Transactions
Item 18.     Capital Stock & Other Securities.................  Description of Shares
Item 19.     Purchase, Redemption, & Pricing of Securities
               Being Offered..................................  Purchase and Redemption of Shares; Description of
                                                                  Shares; Determination of Net Asset Value
Item 20.     Tax Status.......................................  Taxes


                                      (i)

N-1A ITEM NO.                                                                       LOCATION
--------------------------------------------------------------  -------------------------------------------------
Item 21.     Underwriters.....................................  Distribution
Item 22.     Calculation of Yield Quotation...................  Performance
Item 23.     Financial Statements.............................  Financial Statements

                                     PART C

    Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Registration Statement.

------------------------

 * Not Applicable


** Information required by this Item 5a is contained in the Annual Report for the fiscal year ending May 31, 1997.


                                      (ii)

SEI INSTITUTIONAL INVESTMENTS TRUST
SEPTEMBER 30, 1997

--------------------------------------------------------------------------------

LARGE CAP FUND
SMALL CAP FUND
CORE FIXED INCOME FUND
HIGH YIELD BOND FUND
INTERNATIONAL FIXED INCOME FUND
EMERGING MARKETS EQUITY FUND
INTERNATIONAL EQUITY FUND

--------------------------------------------------------------------------------


This Prospectus concisely sets forth information about the above-referenced funds that an investor needs to know before investing. Please read this Prospectus carefully, and keep it on file for future reference.



A Statement of Additional Information dated September 30, 1997 has been filed with the Securities and Exchange Commission (the "SEC") and is available upon request and without charge by writing the distributor, SEI Investments Distribution Co., Oaks, Pennsylvania 19456, or by calling 1-800-342-5734. The Statement of Additional Information is incorporated by reference into this Prospectus.



SEI Institutional Investments Trust ("SIIT" or the "Trust") is an open-end management investment company that offers certain institutions with investable pools of assets that have signed an Investment Management Agreement with SEI Investments Management Corporation a convenient means of investing in professionally managed diversified and non-diversified portfolios of securities.


THE HIGH YIELD BOND FUND INVESTS PRIMARILY, AND MAY INVEST ALL OF ITS ASSETS, IN LOWER RATED BONDS, COMMONLY REFERRED TO AS "JUNK BONDS." THESE SECURITIES ARE SPECULATIVE AND ARE SUBJECT TO GREATER RISK OF LOSS OF PRINCIPAL AND INTEREST THAN ARE INVESTMENTS IN HIGHER RATED BONDS. BECAUSE INVESTMENT IN SUCH SECURITIES ENTAILS GREATER RISKS, INCLUDING RISK OF DEFAULT, AN INVESTMENT IN THE HIGH YIELD BOND FUND SHOULD NOT CONSTITUTE A COMPLETE INVESTMENT PROGRAM AND MAY NOT BE APPROPRIATE FOR ALL INVESTORS. INVESTORS SHOULD CAREFULLY CONSIDER THE RISKS POSED BY AN INVESTMENT IN THE HIGH YIELD BOND FUND BEFORE INVESTING. SEE "INVESTMENT OBJECTIVES AND POLICIES," "GENERAL INVESTMENT POLICIES AND RISK FACTORS -- RISK FACTORS RELATING TO INVESTING IN LOWER RATED SECURITIES" AND THE "APPENDIX."

--------------------------------------------------------------------------------


 THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


 THE TRUST'S SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. THE TRUST'S SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THE SHARES INVOLVES RISK, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

TABLE OF CONTENTS
               _________________________________________________________________


Annual Operating Expenses........................          3
Financial Highlights.............................          4
The Trust........................................          5
Eligible Investors...............................          5
General Management of the Funds..................          5
The Money Managers...............................          8
Investment Objectives and Policies...............         17
General Investment Policies and Risk Factors.....         22
Investment Limitations...........................         25
Purchase and Redemption of Shares................         26
Performance......................................         28
Taxes............................................         29
General Information..............................         30
Description of Permitted Investments and Risk
 Factors.........................................         32
Appendix.........................................        A-1

ANNUAL OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)
--------------------------------------------------------------------------------


                                                                                                         EMERGING
                                                                CORE FIXED   HIGH YIELD   INTERNATIONAL   MARKETS    INTERNATIONAL
                                       LARGE CAP    SMALL CAP     INCOME        BOND      FIXED INCOME    EQUITY        EQUITY
                                         FUND         FUND         FUND         FUND          FUND         FUND          FUND
                                      -----------  -----------  -----------  -----------  ------------  -----------  ------------
Management/Administration Fees
 (AFTER FEE WAIVERS) (1)(2)                .26%         .51%         .14%         .38%         .34%          .94%         .33%
Other Expenses (3)                         .08%         .09%         .07%         .09%         .27%          .46%         .25%
---------------------------------------------------------------------------------------------------------------------------------
Total Fund Operating Expenses (AFTER
 FEE WAIVERS) (4)                          .34%         .60%         .21%         .47%         .61%         1.40%         .58%
---------------------------------------------------------------------------------------------------------------------------------



(1) EACH SHAREHOLDER MUST ALSO ENTER INTO AN INVESTMENT MANAGEMENT AGREEMENT WITH SEI INVESTMENTS MANAGEMENT CORPORATION ("SIMC") FOR INVESTMENT STRATEGIES AND PROGRAMS AND ASSET ALLOCATION SERVICES, AND PAY AN ANNUAL FEE THEREUNDER CALCULATED AS A SPECIFIED PERCENTAGE OF THE SHAREHOLDER'S ASSETS MANAGED BY SIMC.



(2) SIMC AND SEI FUND MANAGEMENT ("SEI MANAGEMENT") HAVE AGREED TO WAIVE, ON A VOLUNTARY BASIS, A PORTION OF THEIR FEES, AND THE MANAGEMENT/ ADMINISTRATION FEES SHOWN REFLECT THESE VOLUNTARY WAIVERS. EACH OF SIMC AND SEI MANAGEMENT RESERVES THE RIGHT TO TERMINATE ITS WAIVER AT ANY TIME IN ITS SOLE DISCRETION. ABSENT SUCH FEE WAIVERS, MANAGEMENT/ADMINISTRATION FEES WOULD
    BE: LARGE CAP FUND, .40% AND .05%, RESPECTIVELY; SMALL CAP FUND, .65% AND .05%, RESPECTIVELY; CORE FIXED INCOME FUND, .30% AND .05%, RESPECTIVELY; HIGH YIELD BOND FUND, .49% AND .05%, RESPECTIVELY; INTERNATIONAL FIXED INCOME FUND, .45% AND .05%, RESPECTIVELY; EMERGING MARKETS EQUITY FUND, 1.05% AND .05%, RESPECTIVELY; AND INTERNATIONAL EQUITY FUND, .51% AND .05%, RESPECTIVELY.



(3) THE HIGH YIELD BOND, INTERNATIONAL FIXED INCOME AND EMERGING MARKETS EQUITY FUNDS HAD NOT COMMENCED OPERATIONS AS OF MAY 31, 1997. "OTHER EXPENSES" FOR THESE FUNDS ARE BASED ON ESTIMATED AMOUNTS FOR THE CURRENT FISCAL YEAR.



(4) EACH OF SIMC AND SEI MANAGMENT RESERVES THE RIGHT TO TERMINATE ITS VOLUNTARY WAIVER AT ANY TIME IN ITS SOLE DISCRETION. ABSENT THE FEE WAIVERS DESCRIBED ABOVE, TOTAL OPERATING EXPENSES WOULD BE: LARGE CAP FUND, .53%, SMALL CAP FUND, .79%, CORE FIXED INCOME FUND, .42%, HIGH YIELD BOND FUND, .63%, INTERNATIONAL FIXED INCOME FUND, .77%, EMERGING MARKETS EQUITY FUND, 1.56%, AND INTERNATIONAL EQUITY FUND, .81%.


EXAMPLE
--------------------------------------------------------------------------------

                                                                                          1 YR.       3 YRS.       5 YRS.
                                                                                       -----------  -----------  -----------
An investor in a Fund would pay the following expenses on a $1,000 investment assuming
 (1) a 5% annual return and (2) redemption at the end of each time period:
  Large Cap Fund                                                                        $       3    $      11    $      19
  Small Cap Fund                                                                        $       6    $      19    $      33
  Core Fixed Income Fund                                                                $       2    $       7    $      12
  High Yield Bond Fund                                                                  $       5    $      15           --
  International Fixed Income Fund                                                       $       6    $      20           --
  Emerging Markets Equity Fund                                                          $      14    $      44           --
  International Equity Fund                                                             $       6    $      19    $      32
----------------------------------------------------------------------------------------------------------------------------

                                                                                         10 YRS.
                                                                                       -----------
An investor in a Fund would pay the following expenses on a $1,000 investment assuming
 (1) a 5% annual return and (2) redemption at the end of each time period:
  Large Cap Fund                                                                        $      43
  Small Cap Fund                                                                        $      75
  Core Fixed Income Fund                                                                $      27
  High Yield Bond Fund                                                                         --
  International Fixed Income Fund                                                              --
  Emerging Markets Equity Fund                                                                 --
  International Equity Fund                                                             $      73
-------------------------------------------------------------------------------------



THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. THE PURPOSE OF THE EXPENSE TABLE AND EXAMPLE IS TO ASSIST THE INVESTOR IN UNDERSTANDING THE VARIOUS COSTS AND EXPENSES THAT MAY BE DIRECTLY OR INDIRECTLY BORNE BY INVESTORS IN THE FUNDS. ADDITIONAL INFORMATION MAY BE FOUND UNDER "GENERAL MANAGEMENT OF THE FUNDS" AND "THE MONEY MANAGERS."

FINANCIAL HIGHLIGHTS

                  ______________________________________________________________


The following information has been derived from the financial statements audited by Coopers & Lybrand L.L.P., the Trust's independent accountants, as indicated in their report dated July 15, 1997 on the Trust's financial statements as of May 31, 1997, which are incorporated by reference into the Trust's Statement of Additional Information. The Trust's financial statements and additional performance information are set forth in the 1997 Annual Report to Shareholders, which is available upon request and without charge by calling 1-800-342-5734. This table should be read in conjunction with the Trust's financial statements and notes thereto. The High Yield Bond, International Fixed Income and Emerging Markets Equity Funds had not commenced operations as of the date of this Prospectus.



FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                                 DISTRIBUTIONS
        NET ASSET                  NET REALIZED     DISTRIBUTIONS     FROM       NET ASSET
          VALUE        NET        AND UNREALIZED     FROM NET      REALIZED        VALUE
        BEGINNING   INVESTMENT       GAINS ON       INVESTMENT      CAPITAL       END OF      TOTAL
        OF PERIOD     INCOME        SECURITIES        INCOME         GAINS        PERIOD      RETURN
-----------------------------------------------------------------------------------------------------
        ------------------------------------------------
        LARGE CAP FUND(1)
        ------------------------------------------------
 1997    $  10.00     $0.17           $ 2.63          $(0.14)       $   --        $  12.66     28.22%
        ------------------------------------------------
        SMALL CAP FUND(1)
        ------------------------------------------------
 1997    $  10.00     $0.06           $ 0.85          $(0.05)       $   --        $  10.86      9.18%
        ------------------------------------------------
        CORE FIXED INCOME FUND(1)
        ------------------------------------------------
 1997    $  10.00     $0.64           $ 0.17          $(0.64)       $(0.04)       $  10.13      8.28%
        ------------------------------------------------
        INTERNATIONAL EQUITY FUND(1)
        ------------------------------------------------
 1997    $  10.00     $0.14           $ 0.61          $(0.05)       $(0.01)       $  10.69      7.56%

                                                              RATIO OF
                       RATIO OF    INVESTMENT   TO AVERAGE   TO AVERAGE
        NET ASSETS     EXPENSES      INCOME     NET ASSETS   NET ASSETS   PORTFOLIO     AVERAGE
          END OF      TO AVERAGE   TO AVERAGE   (EXCLUDING   (EXCLUDING    TURNOVER    COMMISSION
       PERIOD (000)   NET ASSETS   NET ASSETS    WAIVERS)     WAIVERS)       RATE        RATE+
-----  ------------------------------------------------------------------------------------------

       ----------------------------------------
       LARGE CAP FUND(1)

       ----------------------------------------

 1997    $  438,818      0.34%        1.65%        0.53%        1.46%          71%       $  0.049

       ----------------------------------------
       SMALL CAP FUND(1)

       ----------------------------------------

 1997    $  123,941      0.60%        0.70%        0.79%        0.51%         163%       $  0.052

       ----------------------------------------
       CORE FIXED INCOME FUND(1)

       ----------------------------------------

 1997    $  349,304      0.21%        6.60%        0.42%        6.39%         194%            n/a

       ----------------------------------------
       INTERNATIONAL EQUITY FUND(1)

       ----------------------------------------

 1997    $  384,663      0.63%        1.73%        0.82%        1.54%         120%       $  0.017



    AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.


  + AVERAGE COMMISSION RATE PAID PER SHARE FOR EQUITY SECURITY PURCHASES AND
    SALES DURING THE PERIOD. GENERALLY, NON-U.S. COMMISSIONS ARE LOWER THAN U.S. COMMISSIONS WHEN EXPRESSED AS CENTS PER SHARE, BUT HIGHER WHEN EXPRESSED AS A PERCENTAGE OF TRANSACTIONS BECAUSE OF THE LOWER PER-SHARE PRICES OF MANY NON-U.S. SECURITIES.


 (1) THE FUNDS COMMENCED OPERATIONS ON JUNE 14, 1996. ALL RATIOS EXCEPT TOTAL RETURN HAVE BEEN ANNUALIZED.

THE TRUST
      __________________________________________________________________________


SEI INSTITUTIONAL INVESTMENTS TRUST ("SIIT" or the "Trust") is an open-end management investment company, organized as a Massachusetts business trust under a Declaration of Trust dated March 1, 1995. The Declaration of Trust permits the Trust to offer separate series ("funds") of units of beneficial interest ("shares") and different classes of each fund. Currently, the Trust does not intend to issue additional classes of shares.



      This Prospectus relates to the following funds: Large Cap, Small Cap, Core Fixed Income, High Yield Bond, International Fixed Income, Emerging Markets Equity and International Equity Funds (each a "Fund" and, together, the "Funds"). All of these Funds are diversified funds except for the International Fixed Income Fund, which is a non-diversified fund. Additional information pertaining to the Trust may be obtained by writing SEI Investments Distribution, Co., Oaks, Pennsylvania 19456, or by calling 1-800-342-5734.

ELIGIBLE INVESTORS
               _________________________________________________________________


                     Eligible investors are principally institutions that have investable pools of assets, including defined benefit plans, defined contribution plans, health care defined benefit plans and board-designated funds, insurance operating funds, foundations, endowments, public plans and Taft-Hartley plans and have entered into an Investment Management Agreement (the "Agreement") with SEI Investments Management Corporation ("SIMC")(collectively, "Eligible Investors").



                           Pursuant to the Agreement, SIMC will consult with
                     each Eligible Investor to define its investment objectives, desired returns and tolerance for risk, and to develop a plan for the allocation of assets among different asset classes. The Agreement sets forth the fee to be paid to SIMC, which is ordinarily expressed as a percentage of the Eligible Investor's assets managed by SIMC. This fee, which is negotiated by the Eligible Investor and SIMC, may include a performance based fee or a fixed-dollar fee for certain specified services. Either the Eligible Investor or SIMC may terminate the Agreement upon written notice as provided in the Agreement.



GENERAL MANAGEMENT OF
THE FUNDS ______________________________________________________________________



                     SIMC (the "Manager") is a wholly-owned subsidiary of SEI Investments Company ("SEI Investments"), a financial services company. The principal business address of SIMC and SEI Investments is Oaks, Pennsylvania, 19456. SEI Investments was founded in 1968, and is a leading provider of investment solutions to banks, institutional investors, investment advisers and insurance companies. Affiliates of SIMC have provided consulting advice to institutional investors for more than 20 years, including advice regarding selection and evaluation of money managers. SIMC currently serves as manager to more than 43 investment companies, including more than 325 funds, with more than $93.9 billion in assets as of May 31, 1997.



                           SIMC is the investment Manager for each of the Funds,
                     and operates as a "manager of managers." As Manager, SIMC oversees the investment advisory services provided to the Funds and manages the cash portion of the Funds' assets. Pursuant to separate sub-advisory agreements with SIMC, and under the supervision of the Manager and the Board of Trustees, a number of sub-advisers (the "Money Managers") are responsible for the day-to-day investment management of all or a discrete portion of the assets of the Funds. Money Managers are selected for the Funds based primarily upon the research and recommendations of SIMC, which evaluates quantitatively and qualitatively a Money Manager's skills and investment results in managing assets for specific asset classes, investment styles and strategies.



                           Subject to Board review, SIMC allocates and, when
                     appropriate, reallocates the Funds' assets among Money Managers, monitors and evaluates Money Manager performance, and oversees Money Manager compliance with the Funds' investment objectives, policies and restrictions. SIMC HAS ULTIMATE RESPONSIBILITY FOR THE INVESTMENT PERFORMANCE OF THE FUNDS DUE TO ITS RESPONSIBILITY TO OVERSEE MONEY MANAGERS AND RECOMMEND THEIR HIRING, TERMINATION AND REPLACEMENT.



                           SIMC and the Trust have obtained an exemptive order
                     from the Securities and Exchange Commission (the "SEC") that permits SIMC, with the approval of the Trust's Board of Trustees, to retain Money Managers unaffiliated with SIMC for the Funds without submitting the Money Manager agreements to a vote of the Fund's shareholders. The exemptive relief permits SIMC to disclose only the aggregate amount payable by SIMC to the Money Managers under all such Money Manager agreements for each Fund. The Funds will notify shareholders in the event of any addition or change in the identity of its Money Managers.



                           For its management services, SIMC is entitled to a
                     fee, which is calculated daily and paid monthly, at the following annual rates (shown as a percentage of the average daily net assets of each Fund): Large Cap Fund, .40%; Small Cap Fund, .65%; Core Fixed Income Fund, .30%; High Yield Bond Fund, .49%; International Fixed Income Fund, .45%; Emerging Markets Equity Fund, 1.05%; and International Equity Fund, .51%. SIMC pays the Money Managers a fee out of its advisory fee, which fee is based on a percentage of the average monthly market value of the assets managed by each Money Manager.



                           For the fiscal year ended May 31, 1997, the Large
                     Cap, Small Cap, Core Fixed Income and International Equity Funds paid management fees, after fee waivers, of .24%, .49%, .12% and .35%, respectively, of their average daily net assets. The High Yield Bond, International Fixed Income and Emerging Markets Equity Funds had not commenced operations as of May 31, 1997.



                           SEI Fund Management ("SEI Management" or the
                     "Administrator") provides the Fund with overall administrative services, regulatory reporting, all necessary office space, equipment, personnel and facilities, and acts as dividend disbursing agent. SEI Management also serves as transfer agent (the "Transfer Agent") for the Funds. For these administrative services, SEI Management is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of .05% of the average daily net assets of each Fund.

                     SIMC and SEI Management have agreed, on a voluntary basis, to waive a portion of their Management/Administration Fees and/or reimburse Other Expenses to the extent necessary to keep Total Operating Expenses from exceeding current levels. The Total Operating Expenses reflect current fee waivers.



                           For the fiscal year ended May 31, 1997, the Large
                     Cap, Small Cap, Core Fixed Income and International Equity Funds paid administrative fees, after fee waivers, of .02%, .02%, .02% and .03%, respectively, of their average daily net assets. The High Yield Bond, International Fixed Income and Emerging Markets Equity Funds had not commenced operations as of May 31, 1997.



                           SEI Investments Distribution Co. (The "Distributor")
                     serves as each Fund's distributor pursuant to a distribution agreement (the "Distribution Agreement") with the Trust. No compensation is paid to the Distributor under the Distribution Agreement for distribution services for the shares of any Fund.



                           The Fund may execute brokerage or other agency
                     transactions through the Distributor, for which the Distributor may receive compensation.



                           The Distributor may, from time to time and at its own
                     expense, provide promotional incentives, in the form of cash or other compensation, to certain financial institutions whose representatives have sold or are expected to sell significant amounts of the Funds' shares.

THE MONEY MANAGERS  ____________________________________________________________


                     The assets of each Fund will be allocated among the Money Managers listed below. However, SIMC may change the allocation of a Fund's assets among Money Managers at any time.



                           The following table sets forth information about the
                     Money Managers selected for the Funds by the Boards of Trustees (as of September 30, 1997).



FUND                       MONEY MANAGERS
---------------------------------------------------------------------------------------
Large Cap                  Alliance Capital Management L.P.
                           American Express Asset Management Group Inc.
                           LSV Asset Management
                           Mellon Equity Associates
                           Pacific Alliance Capital Management
                           Provident Investment Counsel, Inc.
---------------------------------------------------------------------------------------
Small Cap                  1838 Investment Advisors, L.P.
                           Boston Partners Asset Management, L.P.
                           First of America Investment Corporation
                           Furman Selz Capital Management LLC
                           LSV Asset Management
                           Nicholas-Applegate Capital Management
                           Wall Street Associates
---------------------------------------------------------------------------------------
International Equity       Acadian Asset Management, Inc.
                           Farrell Wako Global Investment Management, Inc.
                           Lazard London International Investment Management Limited
                           Seligman Henderson Co.
                           Yamaichi Capital Management, Inc. and Yamaichi Capital
                             Management (Singapore) Limited
---------------------------------------------------------------------------------------
Emerging Markets Equity    Coronation Asset Management (Proprietary) Limited
                           Montgomery Asset Management, LLC
                           Parametric Portfolio Associates
                           Yamaichi Capital Management, Inc. and Yamaichi Capital
                             Management (Singapore) Limited
---------------------------------------------------------------------------------------
Core Fixed Income          BlackRock Financial Management, Inc
                           Firstar Investment Research & Management Company, LLC
                           Western Asset Management Company
---------------------------------------------------------------------------------------
High Yield Bond            BEA Associates
---------------------------------------------------------------------------------------
International Fixed        Strategic Fixed Income, L.P.
Income
---------------------------------------------------------------------------------------

1838 INVESTMENT ADVISORS, L.P.

                     1838 Investment Advisors, L.P. ("1838") serves as a Money Manager for a portion of the assets of the Small Cap Fund. As of June 30, 1997, 1838 managed $5.2 billion in assets, in large and small capitalization equity, fixed income and balanced account funds. Clients include corporate employee benefit plans, municipalities, endowments, foundations, jointly trusteed plans, insurance companies and wealthy individuals. The principal address of 1838 is 100 Matsonford Road, Suite 320, Radnor, Pennsylvania 19087.



                           Edwin B. Powell and Cynthia R. Axelrod are the fund
                     managers for the portion of the Small Cap Fund's assets allocated to 1838. These individuals work as a team and share responsibility. Mr. Powell managed small cap equity funds for Provident Capital Management from 1987 to 1994. Prior to joining 1838 in 1995, Ms. Axelrod was with Friess Associates from 1992 to 1995. Prior to that, she was with Provident Capital Management from 1987 to 1992.


ACADIAN ASSET MANAGEMENT, INC.

                     Acadian Asset Management, Inc. ("Acadian") serves as a Money Manager for a portion of the assets of the International Equity Fund. Acadian, a wholly-owned subsidiary of United Asset Management Corporation ("UAM"), was founded in 1977, and manages approximately $4.25 billion in assets invested globally as of May 31, 1997. The principal address of Acadian is Two International Place, 26th floor, Boston, Massachusetts 02110.



                           A committee of investment professionals at Acadian is
                     responsible for managing the portion of the International Equity Fund's assets allocated to Acadian.


ALLIANCE CAPITAL MANAGEMENT L.P.

                     Alliance Capital Management L.P. ("Alliance") serves as a Money Manager for a portion of the assets of the Large Cap Fund. Alliance is a registered investment adviser organized as a Delaware limited partnership, which originated as Alliance Capital Management Corporation in 1971. Alliance Capital Management Corporation, an indirect wholly-owned subsidiary of The Equitable Life Assurance Society of the United States, is the general partner of Alliance. As of March 31, 1997, Alliance managed over $180 billion in assets. The principal address of Alliance is 1345 Avenue of the Americas, New York, New York 10105.


                           A committee of investment professionals at Alliance
                     manages the portion of the Large Cap Fund's assets allocated to Alliance.


AMERICAN EXPRESS ASSET MANAGEMENT GROUP INC.


                     American Express Asset Management Group Inc. (formerly, "IDS Advisory Group Inc.") serves as a Money Manager for a portion of the assets of the Large Cap Fund. American Express Asset Management Group Inc. ("AEAMG") is a registered investment adviser and wholly-owned subsidiary of American Express Financial Corporation. As of May 31, 1997, AEAMG managed over $35 billion in assets with $8 billion of this total in large capitalization growth domestic equities. AEAMG was founded in 1972 to manage tax-exempt assets for institutional clients. The principal business address of AEAMG is IDS Tower 10, Minneapolis, Minnesota 55440.

                           A committee composed of five investment fund managers
                     of the equity investment team has managed the portion of the Large Cap Fund's assets allocated to AEAMG since the Fund's inception. No individual person is primarily responsible for making recommendations to that committee.


BEA ASSOCIATES

                     BEA Associates ("BEA") serves as the Money Manager for the High Yield Bond Fund. BEA is a general partnership organized under the laws of the State of New York and, together with its predecessor firms, has been engaged in the investment advisory business for more than 50 years. BEA is a wholly-owned subsidiary of Credit Suisse, the second largest Swiss bank, which, in turn, is a subsidiary of CS Holding, a Swiss corporation. BEA is registered as an investment adviser under the Investment Advisers Act of 1940.



                           BEA is a diversified asset manager, handling global
                     equity, balanced, fixed income and derivative securities accounts for private individuals, as well as corporate pension and profit-sharing plans, state pension funds, union funds, endowments and other charitable institutions. As of June 30, 1997, BEA managed approximately $32 billion in assets. BEA's principal business address is One Citicorp Center, 153 East 53rd Street, New York, New York 10022.



                           The High Yield Bond Fund's assets are managed by
                     Richard J. Lindquist, C.F.A. Mr. Lindquist joined BEA in 1995 as a result of BEA's acquisition of CS First Boston Investment Management, and has had 14 years of investment management experience, all 14 years of experience working with high yield bonds. Prior to joining CS First Boston, Mr. Lindquist was with Prudential Insurance Company of America where he managed high yield funds totalling approximately $1.3 billion. Prior to Prudential, Mr. Lindquist was managing high yield funds at T. Rowe Price. In 1988 and 1993, Mr. Lindquist received the Lipper Analytical Services Award for best performing fixed income mutual fund.



BLACKROCK FINANCIAL MANAGEMENT, INC.


                     BlackRock Financial Management, Inc. ("BlackRock") serves as a Money Manager for a portion of the assets of the Core Fixed Income Fund. BlackRock, a registered investment adviser, is a Delaware corporation with its principal business address at 345 Park Avenue, 30th Floor, New York, New York 10154. BlackRock's predecessor was founded in 1988, and as of August 31, 1997, BlackRock had $51 billion in assets under management. BlackRock is wholly-owned by PNC Asset Management Group, Inc., a wholly-owned subsidiary of PNC Bank, N.A. PNC Bank, N.A.'s ultimate parent is PNC Bank Corp., One PNC Plaza, Pittsburgh, Pennsylvania 15265. BlackRock provides investment advice to investment companies, trusts, charitable organizations, pension and profit sharing plans and government entities.



                           BlackRock employs a team approach in managing the
                     Fund assets allocated to BlackRock; however, the fund manager who has day-to-day responsibility for the portion of the Core Fixed Income Fund's assets allocated to BlackRock is Keith Anderson. Mr. Anderson is a Managing Director and Co-Head of Portfolio Management at BlackRock, and has 13 years experience investing in fixed income securities. Prior to the founding of

                     BlackRock in 1988, Mr. Anderson was a Vice President in Fixed Income Research at The First Boston Corporation.

BOSTON PARTNERS ASSET MANAGEMENT, L.P.

                     Boston Partners Asset Management, L.P. ("BPAM") serves as a Money Manager for a portion of the assets of the Small Cap Fund. BPAM, a Delaware limited partnership, is a registered investment adviser, and its general partner is Boston Partners, Inc. BPAM was founded in April, 1995, and as of June 30, 1997, it had approximately $10.5 billion in assets under management. BPAM's clients include corporations, endowments, foundations, pension and profit sharing plans, and investment companies. The principal business address of BPAM is One Financial Center, 43rd Floor, Boston, Massachusetts 02111.



                           The portion of the Small Cap Fund's assets allocated
                     to BPAM is managed by Wayne J. Archambo, C.F.A. Mr. Archambo has been employed by BPAM since its organization, and has more than 14 years experience investing in equities. Prior to joining BPAM, Mr. Archambo was employed at The Boston Company Asset Management, Inc. ("TBCAM") from 1989 through April, 1995. Mr. Archambo created TBCAM's small cap value product in 1992. Prior to joining TBCAM in 1989, Mr. Archambo spent six years as a fund manager/analyst for Boston-based Systematic Investors.



CORONATION ASSET MANAGEMENT (PROPRIETARY) LIMITED


                     Coronation Asset Management (Proprietary) Limited ("Coronation") serves as a Money Manager for a portion of the assets of the Emerging Markets Equity Fund. Coronation, a registered investment adviser organized under the laws of the Republic of South Africa, was founded in 1993, and as of July 31, 1997, managed $4.2 billion in assets. The principal business address of Coronation is 80 Strand Street, Cape Town, South Africa, 8001.



                           Investment decisions for Coronation's portion of the
                     Fund are made by Anthony Gibson and Louis Stassen. Prior to joining Coronation in 1993, Mr. Gibson, the head of Coronation's Investment Committee, and Mr. Stassen, the head of Coronation's research department, worked at Syfrets Managed Assets for seven years and one year, respectively. Prior to joining Syfrets Managed Assets, Mr. Stassen worked as an Investment Analyst for Allan Gray Investment Counsel.


FARRELL WAKO GLOBAL INVESTMENT MANAGEMENT, INC.

                     Farrell Wako Global Investment Management, Inc. ("Farrell Wako") serves as a Money Manager for a portion of the assets of the International Equity Fund. Farrell Wako, a Delaware corporation and a wholly-owned subsidiary of Wako Securities, was founded in 1991 and is a registered investment advisor in the U.S. and Japan. Farrell Wako currently manages over $381 million. The principal address of Farrell Wako is 780 Third Avenue, New York, New York 10017.



                           James L. Farrell, the chairman of Farrell Wako,
                     manages its portion of the assets of the International Equity Fund. Mr. Farrell has 32 years of experience in investment management and applied financial research and was responsible for management of over

                     $1 billion in equity assets as Chairman of MPT Associates prior to his association with Farrell Wako.


FIRST OF AMERICA INVESTMENT CORPORATION

                     First of America Investment Corporation ("First America") serves as a Money Manager for a portion of the assets of the Small Cap Fund. First America is a Michigan Corporation that is a wholly-owned subsidiary of First America Bank -- Michigan, N.A., a national banking association, which is in turn a wholly-owned subsidiary of First America Bank Corporation, a registered bank holding company. First America is registered as an investment adviser under the Investment Advisers Act of 1940. First America, together with its predecessor, has been engaged in the investment advisory business since 1932. First America's principal business address is 303 North Rose Street, Suite 500, Kalamazoo, Michigan 49007.



                           As of June 30, 1997, First America had approximately
                     $15.7 billion in assets under management. First America's clients include mutual funds, trust funds, and individually managed institutional and individual accounts.


                           Mr. Roger Stamper, CFA, has primary responsibility
                     for First America's portion of the Small Cap Fund. Mr. Stamper is a Managing Director of First America and has been with First America since 1988.


FIRSTAR INVESTMENT RESEARCH & MANAGEMENT COMPANY, LLC


                     Firstar Investment Research & Management Company, LLC ("FIRMCO") serves as a Money Manager for a portion of the assets of the Core Fixed Income Fund. FIRMCO is a registered investment adviser with its principal business address at 777 East Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin 53202. As of June 30, 1997, it had approximately $20.9 billion in assets under management. FIRMCO is a wholly-owned subsidiary of Firstar Corporation, a bank holding company located at 777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202. FIRMCO's clients include pension and profit sharing plans, trusts and estates and one other investment company.



                           Mr. Charles Groeschell, a Senior Vice President of
                     FIRMCO, has been employed by FIRMCO or its affiliates since 1983, and has 15 years experience in fixed income investment management. Mr. Groeschell manages the portion of the Core Fixed Income Fund's assets that is allocated to FIRMCO.



FURMAN SELZ CAPITAL MANAGEMENT LLC


                     Furman Selz Capital Management LLC ("Furman Selz") serves as a Money Manager for a portion of the assets of the Small Cap Fund. Furman Selz, a Delaware limited liability company whose predecessor was formed in 1977, is a registered investment adviser that managed approximately $8.3 billion in assets as of March 31, 1997. The ultimate parent of Furman Selz is ING Groep N.V. Furman Selz's principal business address is 230 Park Avenue, New York, NY 10169. Matthew S. Price and David C. Campbell, Managing Directors/Portfolio Managers, have been with Furman Selz for over 5 and 7 years, respectively, and are primarily responsible for the day-to-day management and investment decisions made with respect to the assets of the Fund. Prior to joining Furman Selz, Mr. Price and Mr. Campbell were Senior Portfolio Managers at Value Line Asset Management.

LAZARD LONDON INTERNATIONAL INVESTMENT MANAGEMENT

LIMITED

                     Lazard London International Investment Management Limited ("Lazard") serves as a Money Manager for a portion of the assets of the International Equity Fund. Lazard is a registered investment adviser with its principal business address at 21 Moorfields, London, England EC2P 2HT. Lazard, which was founded in 1980, offers international investment services. Lazard and its asset management affiliates manage domestic and international funds for institutions and private clients, including insurance funds, pension funds, charities and mutual funds. As of June 30, 1997, Lazard and its asset management affiliates had approximately $60.4 billion in assets under management.



                           Within the European equity team, Mr. Dino Fuschillo,
                     Director of Lazard, has primary responsibility for the day-to-day management of the portion of the Fund's assets managed by Lazard. Mr. Fuschillo joined Lazard in 1989, and has specialized in European equity management ever since.



LSV ASSET MANAGEMENT


                     LSV Asset Management ("LSV") serves as a Money Manager for a portion of the assets of the Large Cap and Small Cap Funds. LSV is a registered investment adviser organized as a Delaware general partnership, in which an affiliate of SIMC owns a majority interest. The general partners developed a quantitative value investment philosophy that has been used to manage assets over the past 6 years. The investment process has been implemented for a number of institutional clients with aggregate assets invested of approximately $955 million. The principal business address of LSV is 181 W. Madison Avenue, Chicago, Illinois 60602.



                           Josef Lakonishok, Andrei Shleifer and Robert Vishny,
                     officers of LSV, manage the Funds on an ongoing basis and make adjustments to the model based on their research and statistical analysis. Through their investment process, LSV identifies buy and sell candidates subject to specific tolerances and constraints.



                           SIMC pays LSV a fee, which is calculated and paid
                     monthly, based on an annual rate of .20% of the average monthly value of the assets of the Large Cap and .50% of the average monthly value of the assets of the Small Cap Fund managed by LSV.


MELLON EQUITY ASSOCIATES

                     Mellon Equity Associates ("Mellon Equity") serves as a Money Manager for a portion of the assets of the Large Cap Fund. Mellon Equity is a Pennsylvania business trust founded in 1987, whose beneficial owners are Mellon Bank, N.A. and MMIP, Inc. Mellon Equity is a professional investment counseling firm that provides investment management services to the equity and balanced pension, public fund and profit-sharing investment management markets, and is an investment adviser registered under the Investment Advisers Act of 1940, as amended. As of June 30, 1997, Mellon Equity had discretionary management authority with respect to approximately $14.4 billion of assets. Mellon Equity's predecessor organization had managed domestic equity tax-exempt institutional accounts since 1947. The principal business address for Mellon Equity is 500 Grant Street, Suite 3700, Pittsburgh, Pennsylvania 15258.

                           William P. Rydell and Robert A. Wilk manage the Large
                     Cap Fund's assets allocated to Mellon Equity. Mr. Rydell is the President and Chief Executive Officer of Mellon Equity, and has been managing individual and collective portfolios at Mellon Equity since 1982. Mr. Wilk is a Senior Vice President and Portfolio Manager of Mellon Equity, and has been involved with securities analysis, quantitative research, asset allocation, trading and client services at Mellon Equity since April 1990. Prior to joining Mellon Equity, Mr. Wilk was in charge of portfolio management and conducted quantitative research for another investment subsidiary of Mellon Bank Corporation, Triangle Portfolio Associates.



MONTGOMERY ASSET MANAGEMENT, LLC


                     Montgomery Asset Management, LLC ("MAM") serves as a Money Manager for a portion of the assets of the Emerging Markets Equity Fund. MAM is a subsidiary of Commerzbank AG, a German financial institution. As of July 31, 1997, MAM had approximately $9.5 billion in assets under management. MAM has been providing investment management services for over seven years. The principal address of MAM is 101 California Street, San Francisco, California 94111.



                           Josephine S. Jimenez and Bryan L. Sudweeks share
                     primary responsibility for the Emerging Markets Equity Fund's assets allocated to MAM. Ms. Jimenez has sixteen years experience in emerging markets investment and Dr. Sudweeks has eleven years experience in emerging markets investment. Both joined MAM in 1991.



NICHOLAS-APPLEGATE CAPITAL MANAGEMENT, INC.


                     Nicholas-Applegate Capital Management, Inc.
                     ("Nicholas-Applegate") serves as a Money Manager for a portion of the assets of the Small Cap Fund. Nicholas-Applegate has operated as an investment adviser which provides investment services to numerous clients, including employee benefit plans, public retirement systems and unions, university endowments, foundations, investment companies, other institutional investors and individuals. As of June 30, 1997, Nicholas-Applegate had discretionary management authority with respect to approximately $30.3 billion of assets. The principal business address of Nicholas-Applegate is 600 West Broadway, 29th Floor, San Diego, California 92101. Nicholas-Applegate, pursuant to a partnership agreement, is controlled by its general partner, Nicholas-Applegate Capital Management Holdings, L.P. a California Limited Partnership controlled by Arthur
                     E. Nicholas.



                           Nicholas-Applegate manages its portion of the Small
                     Cap Fund's assets through its systematic-driven management team under the general supervision of Mr. Nicholas, founder and Chief Investment Officer of the firm. Nicholas-Applegate's investment team, headed by Lawrence S. Speidell, is primarily responsible for the day-to-day management of the Fund's assets allocated to Nicholas-Applegate. Mr. Speidell has been a fund manager and investment team leader with Nicholas-Applegate since March, 1994. Prior to joining Nicholas-Applegate, he was an institutional portfolio manager with Batterymarch Financial Management.

PACIFIC ALLIANCE CAPITAL MANAGEMENT


                     Pacific Alliance Capital Management ("Pacific") serves as a Money Manager for a portion of the assets of the Large Cap Fund. Pacific is a division of Union Bank of California, N.A. and provides equity and fixed-income management services for corporate pension plans, endowments, foundations, Taft-Hartley Plans, public agencies and individuals. Union Bank of California, N.A., is a wholly-owned subsidiary of the Bank of Tokyo-Mitsubishi Limited. As of June 30, 1997, Pacific had discretionary management authority with respect to approximately $14.7 billion of assets. The principal address of Pacific is 475 Sansome Street, San Francisco, California 94111.



                           A committee of investment professionals at Pacific
                     manages the Large Cap Fund's assets allocated to Pacific.



PARAMETRIC PORTFOLIO ASSOCIATES


                     Parametric Portfolio Associates ("Parametric") serves as a Money Manager for a portion of the assets of the Emerging Markets Equity Fund. Parametric is a general partnership whose general partners are PIMCO Advisors L.P. ("PIMCO"), the supervisory general partner, and Parametric Management, Inc., the managing general partner (a wholly-owned subsidiary of PIMCO). Parametric's predecessor was founded in 1987, and as of July 31, 1997, Parametric managed approximately $2.4 billion in client assets. Parametric's business address is 701 Fifth Avenue, Suite 7310, Seattle, WA 98104. PIMCO's address is 800 Newport Center Drive, Newport Beach, California 92660.



                           Clifford Quisenberry, CFA, Senior Investment Manager
                     and Research Manager, is responsible for managing the portion of the Fund's assets allocated to Parametric. Prior to joining Parametric, Mr. Quisenberry was a Portfolio Manager with Cutler & Company.


PROVIDENT INVESTMENT COUNSEL, INC.

                     Provident Investment Counsel, Inc. ("Provident") serves as a Money Manager for a portion of the assets of the Large Cap Fund. Provident is a registered investment adviser with its principal business address at 300 North Lake Avenue, Pasadena, California 91101, which, through its predecessors, has been in business since 1951, a wholly-owned subsidiary of United Asset Management ("UAM"), a publicly traded investment adviser holding company. UAM is headquartered at One International Place, Boston, Massachusetts 02110. Provident provides investment advice to corporations, public entities, foundations and labor unions, as well as to other investment companies. As of June 30, 1997, Provident had over $20.4 billion in client assets under management.



                           A team consisting of the senior investment
                     professionals is responsible for the development of investment policy and strategy. The implementation of these decisions for the portion of the Large Cap Fund's assets allocated to Provident is the responsibility of Lauro Guerra, Managing Director, and Jeffrey J. Miller, Managing Director. Mr. Guerra has been with Provident since 1983 and Mr. Miller has been with the firm since 1972.


SELIGMAN HENDERSON CO.

                     Seligman Henderson Co. serves as a Money Manager for a portion of the assets of the International Equity Fund. Seligman Henderson Co. is a New York general partnership and is structured as an equal partnership between J.&W. Seligman & Co. Incorporated and

                     Henderson International Inc., a controlled affiliate of Henderson plc. Seligman Henderson Co. was established in 1991 and manages over $4.0 billion in global and international equity portfolios for U.S. institutional and retail clients. The principal address of Seligman Henderson Co. is 100 Park Avenue, New York, New York 10017.



                           Mr. William Garnett is primarily responsible for the
                     day-to-day management and investment decisions with respect to the International Equity Funds' assets allocated to Seligman. Mr. Garnett has more than 11 years' experience in managing Japanese small cap equity securities. Mr. Iain Clark, Seligman Henderson Co.'s chief investment officer, has ultimate responsibility for portfolio management. Mr. Clark has more than 25 years experience, including 12 with Henderson plc.



STRATEGIC FIXED INCOME, L.P.


                     Strategic Fixed Income, L.P. ("SFI") serves as the Money Manager for the International Fixed Income Fund. SFI is a limited partnership between Gobi Investment, Inc. and Strategic Investment Management ("SIM"), the limited partner, an Arlington, Virginia-based investment manager. Gobi Investment, Inc. is the general partner, of which Mr. Kenneth Windheim is the sole shareholder and is the president and chief investment officer of the firm. As of July 31, 1997, SFI had approximately $5.7 billion of client assets under management. The principal address of SFI is 1001 Nineteenth Street North, Suite 1720, Arlington, Virginia 22209.



                           Kenneth Windheim, President of SFI, is the portfolio
                     manager of the International Fixed Income Fund. Mr. Windheim is assisted by Gregory Barnett and David Jallits, Directors of SFI. Prior to forming SFI, Kenneth Windheim managed global fixed income portfolios at Prudential Asset Management. Prior to joining SFI, Gregory Barnett was portfolio manager for the Pilgrim Multi-Market Income Fund with active use of foreign exchange option strategies. Prior to that, he was vice president and senior fixed income portfolio manager at Lexington Management. Prior to joining SFI, David Jallits was senior Portfolio Manager for a hedge fund at Teton Partners. From 1982 to 1994, he was Vice President and Global Fixed Income Portfolio Manager at The Putnam Companies.


WALL STREET ASSOCIATES

                     Wall Street Associates ("WSA") serves as a Money Manager for a portion of the assets of the Small Cap Fund. WSA was founded in 1987, and as of July 31, 1997, had approximately $1.2 billion in assets under management. WSA provides investment advisory services for institutional clients, an investment partnership for which it serves as general partner, a group trust, for which it serves as sole investment manager, and an offshore fund for foreign investors for which it serves as the sole investment manager. The principal business address of WSA is at 1200 Prospect Street, Suite 100, La Jolla, California 92037.

                           William Jeffery III, Kenneth F. McCain, and Richard
                     S. Coons, each of whom owns 1/3 of WSA, serve as fund managers for the portion of the Small Cap Fund's assets allocated to WSA. Each is a principal of WSA and they have an average of 27 years of investment management experience.


WESTERN ASSET MANAGEMENT COMPANY

                     Western Asset Management Company ("Western") serves as a Money Manager for a portion of the assets of the Core Fixed Income Fund. Western is a wholly-owned subsidiary of Legg Mason, Inc., a financial services company located in Baltimore, Maryland. Western was founded in 1971 and specializes in the management of fixed income funds. As of June 30, 1997, Western managed approximately $29.6 billion in client assets, including $4.4 billion of investment company assets. The principal business address of Western is 117 East Colorado Boulevard, Pasadena, California 91105.


                           Kent S. Engel, Director and Chief Investment Officer
                     of Western, is primarily responsible for the day-to-day management of the portion of the Core Fixed Fund's assets allocated to Western. Mr. Engel has been with Western and its predecessor since 1969.

YAMAICHI CAPITAL MANAGEMENT, INC. AND YAMAICHI CAPITAL MANAGEMENT (SINGAPORE) LIMITED

                     Yamaichi Capital Management, Inc. ("Yamaichi") and Yamaichi Capital Management (Singapore) Limited ("YCMS") jointly serve as Money Manager for a portion of the assets of the International Equity and Emerging Markets Equity Funds. Yamaichi is a New York Corporation established in 1981 and YCMS is a Singapore corporation established in 1979, and each is a wholly-owned subsidiary of Yamaichi International Capital Management Co., Ltd. ("YICM"). Yamaichi, YCMS and YICM are controlled by Yamaichi Securities Co., Ltd., which is located in Tokyo, Japan. YCMS and its affiliates manage approximately $24 billion worldwide. The principal address of Yamaichi is 2 World Trade Center, Suite 9828, New York, New York 10048. The principal address of YCMS is 138 Robinson Road, #13-01/05, Hong Leong Centre, Singapore 068906.



                           Mr. Marco Wong leads the management team for the
                     assets of the International Equity and Emerging Markets Equity Funds allocated to Yamaichi and YCMS. Mr. Wong has been with YCMS since 1986.


INVESTMENT OBJECTIVES
AND POLICIES
     ___________________________________________________________________________

                     Each Fund's investment objective and policies are set forth below. See "General Investment Policies and Risk Factors" for information about additional investment practices that some or all of the Funds may employ.

LARGE CAP FUND

                     The investment objective of the Large Cap Fund is long-term growth of capital and income.


                           Under normal market conditions, the Fund will invest
                     at least 65% of its total assets in equity securities of large companies (i.e., companies with market capitalizations of more than $1 billion at the time of purchase). Any remaining assets may be invested in investment grade fixed income securities, including variable and floating rate securities, or in equity securities of smaller companies that the Fund's Money Managers believe are appropriate in light of the Fund's objective. The Fund may also purchase illiquid securities, shares of other investment companies, when-issued and delayed-delivery securities and zero coupon obligations. The Fund may also borrow money and lend its securities to qualified borrowers.


SMALL CAP FUND

                     The investment objective of the Small Cap Fund is capital appreciation.



                           Under normal market conditions, the Fund will invest
                     at least 65% of its total assets in the equity securities of smaller companies (i.e., companies with market capitalizations of less than $1 billion at the time of purchase). Any remaining assets may be invested in investment grade fixed income securities, including variable and floating rate securities, or in equity securities of larger companies that the Fund's Money Managers believe are appropriate in light of the Fund's objective. The Fund may also purchase illiquid securities, shares of other investment companies, when-issued and delayed-delivery securities and zero coupon obligations. The Fund may also borrow money and lend its securities to qualified borrowers.


CORE FIXED INCOME FUND

                     The investment objective of the Core Fixed Income Fund is current income consistent with the preservation of capital.



                           Under normal market conditions, the Fund will invest
                     at least 65% of its total assets in investment grade fixed income securities.



                           The Fund may acquire all types of fixed income
                     securities issued by domestic and foreign private and governmental issuers, including mortgage-backed and asset-backed securities and variable and floating rate securities. The Fund may invest not only in traditional fixed income securities, such as bonds and debentures, but in structured securities that make interest and principal payments based upon the performance of specified assets or indices. Structured securities include mortgage-backed securities such as pass-through certificates, collateralized mortgage obligations and interest and principal only components of mortgage-backed securities. The Fund may also invest in mortgage dollar roll transactions, Yankee obligations, illiquid securities, shares of other investment companies, obligations of supranational agencies, warrants, when-issued and delayed-delivery securities and zero coupon obligations. The Fund may also borrow money and lend its securities to qualified borrowers.



                           The Core Fixed Income Fund invests in a portfolio
                     with a dollar-weighted average duration that will, under normal market conditions, stay within plus or minus 20% of what the Money Managers believe to be the average duration of the domestic bond market as a whole. The Money Managers base their analysis of the average duration of the domestic bond market on bond market indices which they believe to be representative. The Money Managers currently use the Lehman Aggregate Bond Index for this purpose.

HIGH YIELD BOND FUND

                     The investment objective of the High Yield Bond Fund is to maximize total return.



                           Under normal market conditions, the Fund will invest
                     at least 65% of its total assets in fixed income securities that are below investment grade, i.e., rated below the top four rating categories by a NRSRO at the time of purchase, or, if not rated, determined to be of comparable quality by the Fund's Money Manager. Below investment grade securities are commonly referred to as "junk bonds," and generally entail increased credit and market risk. See "Lower Rated Securities" in "General Investment Policies and Risk Factors." The achievement of the Fund's investment objective may be more dependent on the Money Manager's own credit analysis than would be the case if the Fund invested in higher rated securities. There is no bottom limit on the ratings of high yield securities that may be purchased and held by the Fund. These securities may have predominantly speculative characteristics or may be in default. Any remaining assets may be invested in equity, investment grade fixed income and money market securities that the Money Manager believes are appropriate in light of the Fund's objective.



                           The Fund may acquire all types of fixed income
                     securities issued by domestic and foreign private and governmental issuers, including mortgage-backed and asset-backed securities, and variable and floating rate securities. The Fund may also invest in Yankee obligations, illiquid securities, shares of other investment companies, warrants, when-issued and delayed-delivery securities, zero coupon obligations, pay-in-kind and deferred payment securities. The Fund may also borrow money, enter into forward foreign currency contracts, and lend its securities to qualified buyers. The Fund's Money Manager may vary the average maturity of the securities in the Fund without limit, and there is no restriction on the maturity of any individual security.



                           The Fund's Money Manager will consider ratings, but
                     it will perform its own analyses and will not rely principally on ratings. The Fund's Money Manager will consider, among other things, the price of the security and the financial history and condition, the prospects and the management of an issuer in selecting securities for the Fund.


INTERNATIONAL FIXED INCOME FUND

                     The International Fixed Income Fund seeks to provide capital appreciation and current income.



                           Under normal market conditions, the Fund will invest
                     in at least 65% of its total assets in investment grade fixed income securities of issuers located in at least three countries other than the United States.



                           The International Fixed Income Fund may invest its
                     remaining assets in obligations issued or guaranteed as to principal and interest by the United States Government, its agencies or instrumentalities ("U.S. Government securities") and preferred stocks of U.S. and foreign issuers. The Fund also may engage in short selling against the box. The Fund may also invest in securities of companies located in and governments of emerging market countries, as defined below. Investments in emerging markets countries will not exceed 5% of the Fund's total assets at the time of purchase. Such investments entail different risks than investments in securities of companies and governments of more developed, stable nations.



                           The Fund may acquire all types of fixed income
                     securities issued by foreign private and governmental issuers, including mortgage-backed and asset-backed securities, and variable and floating rate securities. The Fund may invest in traditional fixed income securities such as bonds and debentures, and in structured securities that derive interest and principal payments from specified assets or indices. All such investments will be in investment grade securities denominated in various currencies, including the European Currency Unit. The Fund may also invest in illiquid securities, shares of other investment companies, obligations of supranational entities, warrants, when-issued and delayed-delivery securities and zero coupon obligations. The Fund may also borrow money, enter into forward foreign currency transactions and swap contracts and lend its securities to qualified buyers.



                           There are no restrictions on the average maturity of
                     the Fund or the maturity of any single instrument. Maturities may vary widely depending on the Fund's Money Managers' assessment of interest rate trends and other economic and market factors.


                           The Fund is a non-diversified fund. Investment in a
                     non-diversified company may entail greater risk than investment in a diversified company. The Fund's ability to focus its investments on a fewer number of issuers means that economic, political or regulatory developments affecting the Fund's investment securities could have a greater impact on the total value of the Fund than would be the case if the Fund were diversified among more issuers. The Fund intends to comply with the diversification requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). See "Taxes" for additional information.


                     The Emerging Markets Equity Fund seeks to provide capital appreciation.



                           Under normal market conditions, the Fund will invest
                     at least 65% of its total assets in the equity securities of emerging market issuers. The Fund defines an emerging market country as any country the economy and market of which the World Bank or the United Nations considers to be emerging or developing. The Fund's Money Manager considers emerging market issuers to include companies the securities of which are principally traded in the capital markets of emerging market countries; that derive at least 50% of their total revenue from either goods produced or services rendered in emerging market countries, regardless of where the securities of such companies are principally traded; or that are organized under the laws of and have a principal office in an emerging market country. Under normal market conditions, the Fund maintains investments in at least six emerging market countries and does not invest more than 35% of its total assets in any one country.

EMERGING MARKETS EQUITY FUND


                           The Fund may invest any remaining assets in
                     investment grade fixed income securities, including variable and floating rate securities, of emerging market governments and companies, and may invest up to 5% of its total assets in securities that are rated below investment grade. Certain securities issued by governments of emerging market countries are or may be eligible for conversion into investments in emerging market companies under debt conversion programs sponsored by such governments. Bonds rated below investment grade are often referred to as "junk bonds." Such securities involve greater risk of default or price volatility than investment grade securities. See "Lower Rated Securities" in "General Investment Policies and Risk Factors."


                           When in the Fund's Money Manager's opinion there is
                     an insufficient supply of suitable securities from emerging market issuers, the Fund may invest up to 20% of its total assets in the equity securities of non-emerging market companies contained in the Morgan Stanley Capital International Europe, Australia and Far East Index (the "EAFE Index"). These companies typically have larger average market capitalizations than the emerging market companies in which the Fund generally invests.


                           Securities of non-U.S. issuers purchased by the Fund
                     may be purchased on exchanges in foreign markets, on U.S. registered exchanges or the domestic or foreign over-the-counter markets, and may be purchased in initial public offerings. The Fund may also purchase illiquid securities, including "special situation" securities, shares of other investment companies, obligations of supranational entities, when-issued and delayed-delivery securities and zero coupon obligations. The Fund may also borrow money, enter into forward foreign currency transactions and swap contracts and lend its securities to qualified buyers.


INTERNATIONAL EQUITY FUND

                     The International Equity Fund seeks to provide capital appreciation.



                           Under normal market conditions, the Fund will invest
                     at least 65% of its total assets in the equity securities of non-U.S. issuers located in at least three different countries. Any remaining assets will be invested in U.S. or non-U.S. cash reserves and money market instruments, as well as variable and floating rate securities. The Fund may also purchase illiquid securities, shares of other investment companies, obligations of supranational entities, when-issued and delayed-delivery securities and zero coupon obligations. The Fund may also borrow money, enter into forward foreign currency and swap contracts and lend its securities to qualified buyers.



                           Securities of non-U.S. issuers purchased by the Fund
                     may be purchased on exchanges in foreign markets, on U.S. registered exchanges or the domestic or foreign over-the-counter markets.



                           There can be no assurance that the Funds will achieve
                     their respective investment objectives.

GENERAL INVESTMENT
POLICIES AND RISK
FACTORS

    ____________________________________________________________________________


EQUITY SECURITIES


                     Equity securities represent ownership interests in a company or corporation and include common stock, preferred stock and warrants and other rights to acquire such instruments and convertible securities. Equity securities also include structured securities whose risk and return characteristics are similar to those of traditional equity securities. Changes in the value of portfolio securities will not necessarily affect cash income derived from these securities, but will affect a Fund's net asset value.



FIXED INCOME SECURITIES


                     Fixed income securities consist primarily of debt obligations issued by governments, corporations, municipalities and other borrowers, but may also include structured securities that provide for participation interests in debt obligations. The market value of fixed income investments will generally change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Changes by recognized agencies in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Changes in the value of these securities will not affect cash income derived from these securities, but will affect a Fund's net asset value.



                           Fixed income securities are considered investment
                     grade if they are rated in one of the four highest rating categories by a nationally recognized statistical rating organization ("NRSRO"), or, if not rated, are determined to be of comparable quality by the Fund's Money Managers. The "Appendix" to this Prospectus sets forth a description of the bond rating categories of several NRSROs. Ratings of each NRSRO represents its opinion of the safety of principal and interest payments (and not the market risk) of bonds and other fixed income securities it undertakes to rate at the time of issuance. Ratings are not absolute standards of quality and may not reflect changes in an issuer's creditworthiness.



                           Fixed income securities rated BBB or Baa lack
                     outstanding investment characteristics, and have speculative characteristics as well. Fixed income securities rated below investment grade are often referred to as "junk bonds." Such securities involve greater risk of default or price declines than investment grade securities. In the event a security owned by a Fund is downgraded, the adviser will review the situation and take appropriate action with regard to the security.



FOREIGN CURRENCY TRANSACTIONS


                     The Funds may enter into forward foreign currency contracts to manage its foreign currency exposure and as a hedge against possible variations in foreign exchange rates.

                     The Funds may enter into forward foreign currency contracts to hedge a specific security transaction or to hedge a portfolio position. These contracts may be bought or sold to protect the Funds, to some degree, against possible losses resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar. The Funds also may invest in foreign currency futures and in options on currencies.


LOWER RATED SECURITIES

                     The High Yield Bond and Emerging Markets Equity Funds may invest in lower rated securities. Fixed income securities are subject to the risk of an issuer's ability to meet principal and interest payments on the obligation (credit risk), and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). Lower rated or unrated (i.e., high yield) securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which primarily react to movements in the general level of interest rates. The market values of fixed income securities tend to vary inversely with the level of interest rates. Yields and market values of high yield securities will fluctuate over time, reflecting not only changing interest rates but the market's perception of credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, medium to lower rated securities may decline in value due to heightened concern over credit quality, regardless of prevailing interest rates. Investors should carefully consider the relative risks of investing in high yield securities and understand that such securities generally are not meant for short-term investing.

                           The high yield market is relatively new and its
                     growth paralleled a long period of economic expansion and an increase in merger, acquisition and leveraged buyout activity. Adverse economic developments can disrupt the market for high yield securities, and severely affect the ability of issuers, especially highly leveraged issuers, to service their debt obligations or to repay their obligations upon maturity which may lead to a higher incidence of default on such securities. In addition, the secondary market for high yield securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities. As a result, a Fund's Money Managers could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Furthermore, a Fund may experience difficulty in valuing certain securities at certain times. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating such Fund's net asset value.

                           Prices for high yield securities may be affected by
                     legislative and regulatory developments. These laws could adversely affect a Fund's net asset value and investment practices, the secondary market for high yield securities, the financial condition of issuers of these securities and the value of outstanding high yield securities. For example, federal legislation requiring the divestiture by federally insured savings and loan associations of their investments in high yield bonds and limiting the deductibility of interest by certain corporate issuers of high yield bonds adversely affected the market in recent years.


                           Lower rated or unrated fixed income obligations also
                     present risks based on payment expectations. If an issuer calls the obligations for redemption, a Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. If a Fund experiences unexpected net redemptions, it may be forced to sell its higher rated securities, resulting in a decline in the overall credit quality of the Fund's investment portfolio and increasing the exposure of the Fund to the risks of high yield securities.



MONEY MARKET

SECURITIES

                     Each Fund may hold cash reserves and invest in money market instruments (including securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, repurchase agreements, certificates of deposit and bankers' acceptances issued by banks or savings and loan associations having net assets of at least $500 million as of the end of their most recent fiscal year, high-grade commercial paper and other short-term debt securities) rated at the time of purchase in the top two categories by an NRSRO, or, if not rated, determined by the advisers to be of comparable quality at the time of purchase.

OPTIONS AND FUTURES
                     Each Fund may purchase or write options (including options on non-U.S. indices and currencies), futures (including futures on U.S. Treasury obligations and Eurodollar instruments) and options on futures. Risks associated with investing in options and futures may include lack of a liquid secondary market, trading restrictions which may be imposed by an exchange, government regulations which may restrict trading, an imperfect correlation between the prices of securities held by a Fund and the price of an option or future and, in the case of non-U.S. futures and options, the risks of investing in foreign markets generally.
PORTFOLIO TURNOVER RATE

                     Each Fund's annual portfolio turnover rate will generally not exceed 150%, except for the Core Fixed Income Fund's portfolio turnover rate, which will generally not exceed 300%. Portfolio turnover rates over 100% will result in higher transaction costs and may result in additional taxes for shareholders. See "Taxes."



SECURITIES OF FOREIGN AND EMERGING MARKET ISSUERS


                     There are certain risks connected with investing in foreign securities. These include risks of adverse political and economic developments (including possible governmental seizure or nationalization of assets), the possible imposition of exchange or currency controls or other governmental restrictions, less uniformity in accounting and reporting requirements, the possibility that there will be less information on such securities and their issuers available to the public, the difficulty of obtaining or enforcing court judgments abroad, restrictions on foreign investments in other jurisdictions, difficulties in effecting repatriation of capital invested abroad and difficulties in transaction settlements and the effect of delay on shareholder equity. Foreign securities may be subject to foreign taxes, and may be less marketable than comparable U.S. securities. The value of a Fund's investments denominated in foreign currencies will depend on the relative strengths of those currencies and the U.S. dollar, and a Fund may be affected favorably or unfavorably by changes in the exchange rates or exchange or currency control regulations between foreign currencies and the U.S. dollar. Changes in foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains if any, to be distributed to shareholders by a Fund.



                           A Fund's investments in emerging markets can be
                     considered speculative, and therefore may offer higher potential for gains and losses than investments in developed markets of the world. With respect to any emerging country, there may be a greater potential for nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments (including war) which could affect adversely the economies of such countries or investments in such countries. The economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange or currency controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.



                           In addition to the risks of investing in emerging
                     market country debt securities, a Fund's investment in government, government-related and restructured debt instruments are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt, and requests to extend additional loan amounts. A Fund may have limited recourse in the event of default on such debt instruments.



TEMPORARY DEFENSIVE INVESTMENTS


                     For temporary defensive purposes, when the Money Managers determine that market conditions warrant, the Funds may invest up to 100% of their assets in U.S. dollar-denominated fixed income securities or debt obligations and in domestic and foreign money market instruments. In addition, the Funds may invest in the foregoing instruments and hold cash for liquidity purposes.


                           For additional information regarding the Funds'
                     permitted investments, see "Description of Permitted Investments and Risk Factors" in this Prospectus and "Description of Permitted Investments" in the Statement of Additional Information. For a description of the above ratings, see the "Appendix."

INVESTMENT LIMITATIONS
        ________________________________________________________________________

                     The investment objectives and certain of the investment limitations are fundamental policies of the Funds. Fundamental policies cannot be changed with respect to the Trust or a Fund without the consent of the holders of a majority of the Trust's or that Fund's outstanding shares.

                     NO FUND MAY:

                     1. With respect to 75% of its total assets, (i) purchase
                       securities of any issuer (except securities issued or guaranteed by the United States Government, its agencies or instrumentalities) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer; or (ii) acquire more than 10% of the outstanding voting securities of any one issuer. This restriction does not apply to the International Fixed Income Fund.

                     2. Purchase any securities which would cause more than 25%
                       of its total assets to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in securities issued or guaranteed by the United States Government, its agencies or instrumentalities.

                     For purposes of the industry concentration limitation, specified in paragraph 2 above, (i) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (ii) financial service companies will be classified according to end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; (iii) supranational agencies will be deemed to be issuers conducting their principal business activities in the same industry; and (iv) governmental issuers within a particular country will be deemed to be conducting their principal business activities in the same industry.

                           The foregoing percentage limitations will apply at
                     the time of the purchase of a security. Additional fundamental and non-fundamental investment limitations are set forth in the Statement of Additional Information.

PURCHASE AND
REDEMPTION OF SHARES
    ____________________________________________________________________________


                     Shares of each Fund may be purchased or redeemed on days on which the New York Stock Exchange is open for business (each, a "Business Day").



                           Shareholders who desire to purchase shares for cash
                     must place their orders with the Transfer Agent (or its authorized agent) prior to 4:00 p.m. Eastern time on any Business Day for the order to be accepted on that Business Day. Cash investments must be transmitted or delivered in federal funds to the wire agent on the next Business Day following the day the order is placed. The Trust reserves the right to reject a purchase order when the distributor determines that it is not in the best interest of the Trust or its shareholders to accept such purchase order.


                           Purchases will be made in full and fractional shares
                     of a Fund calculated to three decimal places. The Trust will send shareholders a statement of shares owned after each transaction. The purchase price of shares is the net asset value next determined after a purchase order is received and accepted by the Trust. The net asset value per share of each Fund is determined by dividing the total market value of a Fund's investment and other assets, less any liabilities, by the total number of outstanding shares of that Fund. Net asset value per share is determined daily at the close of business of the New York Stock Exchange (currently 4:00 p.m. Eastern time) on each Business Day.


                           Information about the market value of each portfolio
                     security may be obtained by SEI Management from an independent pricing service. The pricing service relies primarily on prices of actual market transactions as well as trader quotations. However, the pricing service may use a matrix system to determine valuations of equity and fixed income securities. This system considers such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. The procedures used by the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees. Securities that have maturities of 60 days or less at the time of purchase will be valued using the amortized cost method (described in the Statement of Additional Information).



                           Shares of a Fund may be purchased in exchange for
                     securities included in the Fund subject to SEI Management's determination that the securities are acceptable. Securities accepted in an exchange will be valued at the market value. All accrued interest and subscription of other rights which are reflected in the market price of accepted securities at the time of valuation become the property of the Trust and must be delivered by the Shareholder to the Trust upon receipt from the issuer.



                           SEI Management will not accept securities for a Fund
                     unless (1) such securities are appropriate for the Fund at the time of the exchange; (2) such securities are acquired for investment and not for resale; (3) the Shareholder represents and agrees that all securities offered to the Trust for the Fund are not subject to any restrictions upon their sale by the Fund under the Securities Act of 1933, or otherwise; (4) such securities are traded on the American Stock Exchange, the New York Stock Exchange or on NASDAQ in an unrelated transaction with a quoted sales price on the same day the exchange valuation is made or, if not listed on such exchanges or on NASDAQ, have prices available from an independent pricing service approved by the Trust's Board of Trustees; and (5) the securities may be acquired under the investment restrictions applicable to the Fund.



                           Shareholders who desire to redeem shares of a Fund
                     must place their redemption orders with the Transfer Agent (or its authorized agent) prior to 4:00 p.m. Eastern time on any Business Day. The redemption price is the net asset value per share of the Fund next determined after receipt by the Transfer Agent of the redemption order. Payment on redemption will be made as promptly as possible and, in any event, within seven days after the redemption order is received.


                           The Trust intends to generally make redemptions in
                     cash. The Trust may, however, make redemptions in whole or in part by a distribution in kind of readily marketable securities in lieu of cash. Shareholders may incur brokerage costs on the sale of any such securities so received in payment of redemptions.


                           Purchase and redemption orders may be placed by
                     telephone. Neither the Trust nor the Transfer Agent will be responsible for any loss, liability, cost or expense for acting upon wire instructions or upon telephone instructions that it reasonably believes to be genuine. The Trust and the Transfer Agent will each employ reasonable procedures to confirm that instructions communicated by telephone are genuine, including requiring a form of personal identification prior to acting upon instructions received by telephone and recording telephone instructions.


                           If market conditions are extraordinarily active, or
                     other extraordinary circumstances exist, and shareholders experience difficulties placing redemption orders by telephone, shareholders may wish to consider placing their order by other means.
PERFORMANCE
          ______________________________________________________________________

                     From time to time, a Fund may advertise yield and total return. These figures will be based on historical earnings and are not intended to indicate future performance. No representation can be made concerning actual yield or future returns. The yield of a Fund refers to the annualized income generated by an investment in the Fund over a specified 30-day period. The yield is calculated by assuming that the same amount of income generated by the investment during that period is generated in each 30-day period over one year and is shown as a percentage of the investment.

                           The total return of a Fund refers to the average
                     compounded rate of return on a hypothetical investment for designated time periods, assuming that the entire investment is redeemed at the end of each period and assuming the reinvestment of all dividend and capital gain distributions.


                           A Fund may periodically compare its performance to
                     that of: (i) other mutual funds tracked by mutual fund rating services (such as Lipper Analytical), or by financial and business publications and periodicals; (ii) broad groups of comparable mutual funds; (iii) unmanaged indices which may assume investment of dividends but generally do not reflect deductions for administrative and management costs; or (iv) other investment alternatives. A Fund may quote Morningstar, Inc., a service that ranks mutual funds on the basis of risk-adjusted performance. A Fund may use long-term performance of these capital markets to demonstrate general long-term risk versus reward scenarios and could include the value of a hypothetical investment in any of the capital markets. A Fund may also quote financial and business publications and periodicals as they relate to fund management, investment philosophy and investment techniques.


                           A Fund may quote various measures of volatility and
                     benchmark correlation in advertising and may compare these measures to those of other funds. Measures of volatility attempt to compare historical share price fluctuations or total returns to a benchmark while measures of benchmark correlation indicate how valid a comparative benchmark might be. Measures of volatility and correlation are calculated using averages of historical data and cannot be calculated precisely.
TAXES
  ______________________________________________________________________________

                     The following summary of federal income tax consequences is based on current tax laws and regulations, which may be changed by legislative, judicial or administrative action. No attempt has been made to present a detailed explanation of the federal, state or local tax treatment of the Funds or their shareholders. Accordingly, shareholders are urged to consult their tax advisers regarding specific questions as to federal, state and local taxes. State and local tax consequences of an investment in a Fund may differ from the federal income tax consequences described below. Additional information concerning taxes is set forth in the Statement of Additional Information.
TAX STATUS OF THE FUNDS
                     Each Fund is treated as a separate entity for federal income tax purposes and is not combined with the Trust's other funds. The Funds intend to qualify for the special tax treatment afforded regulated investment companies ("RICs") under Subchapter M of the Code so as to be relieved of federal income tax on net investment company taxable income and net capital gains (the excess of net long-term capital gain over net short-term capital losses) distributed to shareholders.
TAX STATUS OF DISTRIBUTIONS

                     Each Fund distributes substantially all of its net investment income (including net short-term capital gains) to shareholders. Dividends from a Fund's net investment income are taxable to its shareholders as ordinary income (whether received in cash or in additional shares). Distributions of net capital gains are taxable to shareholders as gain from the sale or exchange of a capital asset held for more than one year regardless of how long the shareholder has held shares. Dividends distributions of the Core Fixed Income Fund, High Yield Bond Fund, International Fixed Income Fund, Emerging Markets Equity Fund and International Equity Fund will not qualify for the corporate dividends-received deduction. The Funds will provide annual reports to shareholders of the federal income tax status of all distributions.


                           Dividends declared by a Fund in October, November or
                     December of any year and payable to shareholders of record on a date in such a month will be deemed to have been paid by the Fund and received by the Shareholders on December 31 of the year declared if paid by the Fund at any time during the following January.

                           Each Fund intends to make sufficient distributions to
                     avoid liability for the federal excise tax applicable to RICs.

                           Investment income received by the Funds from sources
                     within foreign countries may be subject to foreign income taxes withheld at the source. To the extent that a Fund is liable for foreign income taxes so withheld, the Fund intends to operate so as to meet the requirements of the Code to pass through to the shareholders credit for foreign income taxes paid. Although the Funds intend to meet Code requirements to pass through credit for such taxes, there can be no assurance that the Funds will be able to do so.

                           Each sale, exchange or redemption of Fund shares is a
                     taxable transaction to the shareholder.
GENERAL INFORMATION
                  ______________________________________________________________

TRUSTEES OF THE TRUST

                     The management and affairs of the Trust are supervised by the Trustees under the laws of the Commonwealth of Massachusetts. The Trustees have approved contracts under which, as described above, certain companies provide essential management services to the Trust. All consideration received by the Trust for shares of any fund, and all assets of such fund belong to that fund and would be subject to the liabilities related thereto. The Trust pays its expenses, including the fees of its service providers, audit and legal expenses, expenses of preparing prospectuses, proxy solicitation materials and reports to shareholders, costs of custodial services and registering the shares under federal and state securities laws, pricing, insurance expenses, litigation and other extraordinary expenses, brokerage costs, interest charges, taxes and organizational expenses.

VOTING RIGHTS
                     Each share held entitles the shareholder of record to one vote. The shareholders of each Fund will vote separately on matters pertaining solely to that Fund, such as any distribution plan. As a Massachusetts business trust, the Trust is not required to hold annual meetings of shareholders, but approval will be sought for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.


                           As of September 1, 1997, Bank of America NT and SA
                     owned a controlling interest (as defined by the Investment Company Act of 1940) in the Trust's International Equity, Core Fixed Income, Large Cap and Small Cap Funds.

REPORTING
                     The Trust issues an unaudited financial report semi-annually and audited financial statements annually. The Trust furnishes proxy statements and other reports to shareholders of record.
SHAREHOLDER INQUIRIES

                     Shareholder inquiries should be directed to SEI Fund Management, Oaks, Pennsylvania 19456.

DIVIDENDS
                     Substantially all of the net investment income (exclusive of capital gains) of each Fund is periodically declared and paid as a dividend. Dividends currently are paid periodically for the International Fixed Income, Emerging Markets Equity and International Equity Funds, monthly for the Core Fixed Income and High Yield Bond Funds and quarterly for the Small

                     Cap and Large Cap Funds. Currently, net capital gains for all the Funds (the excess of net long-term capital gain over net short-term capital loss) realized, if any, will be distributed at least annually.


                           Shareholders automatically receive all income
                     dividends and capital gains distributions in additional shares at the net asset value next determined following the record date, unless the shareholder has elected to take such payment in cash. Shareholders may change their election by providing written notice to SEI Management at least 15 days prior to the distribution.


                           Dividends and capital gains of each Fund are paid on
                     a per-share basis. The value of each share will be reduced by the amount of any such payment. If shares are purchased shortly before the record date for a dividend or capital gains distributions, a shareholder will pay the full price for the share and receive some portion of the price back as a taxable dividend or distribution.
MASTER/FEEDER OPTION

                     The Trust may in the future seek to achieve any Fund's investment objective by investing all of that Fund's assets in another investment company having the same investment objective and substantially the same investment policies and restrictions as those applicable to that Fund. It is expected that any such investment company would be managed by SIMC in substantially the same manner as the existing Fund. The initial shareholder(s) of each Fund voted to vest such authority in the sole discretion of the Trustees and such investment may be made without further approval of the shareholders of the Funds. However, shareholders of the Funds will be given at least 30 days' prior notice of any such investment. Such investment would be made only if the Trustees determine it to be in the best interests of a Fund and its shareholders. In making that determination the Trustees will consider, among other things, the benefits to shareholders and/or the opportunity to reduce costs and achieve operational efficiencies. Although the Funds believe that the Trustees will not approve an arrangement that is likely to result in higher costs, no assurance is given that costs will be materially reduced if this option is implemented.

COUNSEL AND INDEPENDENT ACCOUNTANTS
                     Morgan, Lewis & Bockius LLP serves as counsel to the Trust. Coopers & Lybrand LLP serves as the independent accountants of the Trust.
CUSTODIAN
                     CoreStates Bank, N.A., Broad and Chestnut Streets, P.O. Box 7618, Philadelphia, Pennsylvania 19101, acts as wire agent for each of the Funds and custodian for the assets of the Large Cap, Small Cap, Core Fixed Income and High Yield Bond Funds. State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, acts as custodian for the assets of the International Fixed Income, Emerging Markets Equity and International Equity Funds. CoreStates Bank, N.A. and State Street Bank and Trust Company (each a "Custodian," and, together, the "Custodians") hold cash, securities and other assets of the respective Funds for which they act as custodian as required by the 1940 Act.

DESCRIPTION OF
PERMITTED INVESTMENTS
AND
RISK FACTORS
          ______________________________________________________________________

                     The following is a description of the permitted investment practices for the Funds, and the associated risk factors:
AMERICAN DEPOSITARY RECEIPTS ("ADRS"), EUROPEAN DEPOSITARY RECEIPTS ("EDRS") AND GLOBAL DEPOSITARY RECEIPTS ("GDRS")

                     ADRs are securities, typically issued by a U.S. financial institution (a "depositary"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. ADRs include American Depositary Shares and New York Shares. EDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are securities, typically issued by a non-U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by either a U.S. or foreign issuer. GDRs are issued globally and evidence a similar ownership arrangement. Generally, ADRs are designed for trading in the U.S. securities market, EDRs are designed for trading in European securities market and GDRs are designed for trading in non-U.S. securities markets. ADRs, EDRs, CDRs and GDRs may be available for investment through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the receipt's underlying security.

ASSET-BACKED SECURITIES
                     Asset-backed securities are secured by non-mortgage assets such as company receivables, truck and auto loans, leases and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning such assets and issuing such debt. A Fund may invest in other asset-backed securities that may be created in the future if the Money Managers determine that they are suitable.
CONVERTIBLE SECURITIES
                     Convertible securities are corporate securities that are exchangeable for a set number of another security at a prestated price. Convertible securities typically have characteristics similar to both fixed income and equity securities. Because of the conversion feature, the market value of a convertible security tends to move with the market value of the underlying stock. The value of a convertible security is also affected by prevailing interest rates, the credit quality of the issuer, and any call provisions.
DEMAND INSTRUMENTS
                     Certain instruments may entail a demand feature which permits the holder to demand payment of the principal amount of the instrument. Demand instruments include variable rate demand notes.

DERIVATIVES

                     Derivatives are investments that derive their value from other securities, assets or indices. The following may be considered derivative securities: futures, options on futures, options (e.g., puts and calls), swap agreements, mortgage-backed securities (e.g., CMOs, REMICs, IOs and
                     POs), when-issued securities and forward commitments, floating and variable rate securities, convertible securities, "stripped" U.S. Treasury securities (e.g., receipts and STRIPs), privately issued stripped securities (e.g., TIGRs, TRs and CATS). See elsewhere in this "Description of Permitted Investments and Risk Factors" for discussions of certain of these instruments, and see "Investment Objectives and Policies" for more information about any investment policies and limitations applicable to their use.

FORWARD FOREIGN CURRENCY CONTRACTS

                     A forward contract involves an obligation to purchase or sell a specific currency amount at a future date, agreed upon by the parties, at a price set at the time of the contract. A Fund may enter into a contract to sell, for a fixed amount of U.S. dollars or other appropriate currency, the amount of foreign currency approximating the value of some or all of the Fund's securities denominated in such foreign currency.



                           At the maturity of a forward contract, the Fund may
                     either sell a fund security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader, obligating it to purchase, on the same maturity date, the same amount of the foreign currency. The Fund may realize a gain or loss from currency transactions.


FUTURES AND OPTIONS ON FUTURES


                     Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. A Fund may use futures contracts and related options for bona fide hedging purposes, to offset changes in the value of securities held or expected to be acquired or be disposed of, to minimize fluctuations in foreign currencies, or to gain exposure to a particular market or instrument. A Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures contracts which are traded on national futures exchanges.



                           An index futures contract is a bilateral agreement
                     pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the Index is made; generally contracts are closed out prior to the expiration date of the contract.



                           In order to avoid leveraging and related risks, when
                     a Fund invests in futures contracts, it will cover its position by depositing an amount of cash or liquid securities, equal to the market value of the futures positions held, less margin deposits, in a segregated account and that amount will be marked to market on a daily basis.

                           A Fund may enter into futures contracts and options
                     on futures contracts traded on an exchange regulated by the Commodities Futures Trading Commission ("CFTC"), as long as, to the extent that such transactions are not for "bona fide hedging purposes," the aggregate initial margin and premiums on such positions (excluding the amount by which such options are in the money) do not exceed 5% of a Fund's net assets.



                           There are risks associated with these activities,
                     including the following: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the changes in market value of the securities held by the Fund and the prices of futures and options on futures; (3) there may not be a liquid secondary market for a futures contract or option; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in futures contracts and futures options.

ILLIQUID SECURITIES

                     Illiquid securities are securities that cannot be disposed of within seven business days at approximately the price at which they are being carried on the Fund's books. Illiquid securities include demand instruments with a demand notice period exceeding seven days, securities for which there is no active secondary market, and repurchase agreements with durations over 7 days in length.



                           The Emerging Markets Equity Fund's Money Managers
                     believe that carefully selected investments in joint ventures, cooperatives, partnerships, private placements, unlisted securities and other similar situations (collectively, "special situations") could enhance its capital appreciation potential. Investments in special situations may be illiquid, as determined by the Emerging Markets Equity Fund's Money Managers based on criteria approved by the Board of Trustees. To the extent these investments are deemed illiquid, the Emerging Markets Equity Fund's investment in them will be consistent with its 15% restriction on investment in illiquid securities.

INVESTMENT COMPANIES

                     Because of restrictions on direct investment by U.S. entities in certain countries, investment in other investment companies may be the most practical or only manner in which an international and global fund can invest in the securities markets of those countries. A Fund does not intend to invest in other investment companies unless, in the judgment of its Money Managers, the potential benefits of such investments exceed the associated costs (which includes any investment advisory fees charged by the investment companies) relative to the benefits and costs associated with direct investments in the underlying securities.



                           Investments in closed-end investment companies may
                     involve the payment of substantial premiums above the net asset value of such issuers' fund securities, and are subject to limitations under the 1940 Act. A Fund may incur tax liability to the extent it invests in the stock of a foreign issuer that constitutes a "passive foreign investment company."

JUNK BONDS


                     Bonds rated below investment grade are often referred to as "junk bonds." Such securities involve greater risk of default or price declines than investment grade securities due to changes in the issuer's creditworthiness and the outlook for economic growth. The market for these securities may be less active, causing market price volatility and limited liquidity in the secondary market. This may limit a Fund's ability to sell such securities at their market value. In addition, the market for these securities may also be adversely affected by legislative and regulatory developments. Credit quality in the junk bond market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks imposed by a particular security.

MONEY MARKET SECURITIES

                     Money market securities are high-quality dollar and nondollar-denominated, short-term debt instruments. They consist of: (i) bankers' acceptances, certificates of deposits, notes and time deposits of highly-rated U.S. and foreign banks; (ii) U.S. Treasury obligations and obligations issued or guaranteed by the agencies and instrumentalities of the U.S. Government; (iii) high-quality commercial paper issued by U.S. and foreign corporations; (iv) debt obligations with a maturity of one year or less issued by corporations and governments that issue high-quality commercial paper or similar securities;
                     (v) repurchase agreements involving any of the foregoing obligations entered into with highly-rated banks and broker-dealers; and (vi) foreign government obligations.

MORTGAGE-BACKED SECURITIES
                     Mortgage-backed securities are instruments that entitle the holder to a share of all interest and principal payments from mortgages underlying the security. The mortgages backing these securities include conventional fifteen and thirty-year fixed-rate mortgages, graduated payment mortgages, adjustable rate mortgages and balloon mortgages. During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. Prepayment of mortgages which underlie securities purchased at a premium often results in capital losses, while prepayment of mortgages purchased at a discount often results in capital gains. Because of these unpredictable prepayment characteristics, it is often not possible to predict accurately the average life or realized yield of a particular issue.


                           GOVERNMENT PASS-THROUGH SECURITIES:  These are
                     securities that are issued or guaranteed by a U.S. Government agency representing an interest in a pool of mortgage loans. The primary issuers or guarantors of these mortgage-backed securities are the Government National Mortgage Association ("GNMA"), Fannie Mae and the Federal Home Loan Mortgage Company ("FHLMC"). Fannie Mae and FHLMC obligations are not backed by the full faith and credit of the U.S. Government as GNMA certificates are, but Fannie Mae and FHLMC securities are supported by the instrumentalities' right to borrow from the U.S. Treasury. GNMA, Fannie Mae and FHLMC each guarantee timely distributions of interest to certificate holders. GNMA and Fannie Mae also each guarantee timely distributions of scheduled principal.



                           PRIVATE PASS-THROUGH SECURITIES:  These are
                     mortgage-backed securities issued by a non-governmental entity, such as a trust. While they are generally structured with one or more types of credit enhancement, private pass-through securities typically lack a guarantee by an entity having the credit status of a governmental agency or instrumentality.

                           COMMERCIAL MORTGAGE-BACKED SECURITIES ("CMBS"):  CMBS
                     are generally multi-class or pass-through securities backed by a mortgage loan or a pool of mortgage loans secured by commercial property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, multifamily properties and cooperative apartments. The commercial mortgage loans that underlie CMBS have certain distinct characteristics. Commercial mortgage loans are generally not amortizing or not fully amortizing. That is, at their maturity date, repayment of the remaining principal balance or "balloon" is due and is repaid through the attainment of an additional loan of sale of the property. Unlike most single family residential mortgages, commercial real estate property loans often contain provisions which substantially reduce the likelihood that such securities will be prepaid. The provisions generally impose significant prepayment penalties on loans and, in some cases there may be prohibitions on principal prepayments for several years following origination.


                           COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS"):  CMOs
                     are debt obligations of multiclass pass-through certificates issued by agencies or instrumentalities of the U.S. Government or by private originators or investors in mortgage loans. In a CMO, series of bonds or certificates are usually issued in multiple classes. Principal and interest paid on the underlying mortgage assets may be allocated among the several classes of a series of a CMO in a variety of ways. Each class of a CMO is issued with a specific fixed or floating coupon rate and has a stated maturity or final distribution date.



                           REMICS:  A REMIC is a CMO that qualifies for special
                     tax treatment under the Code and invests in certain mortgages principally secured by interests in real property. Guaranteed REMIC pass-through certificates ("REMIC Certificates") issued by Fannie Mae or FHLMC represent beneficial ownership interests in a REMIC trust consisting principally of mortgage loans or Fannie Mae, FHLMC or GNMA-guaranteed mortgage pass-through certificates.



                           STRIPPED MORTGAGE-BACKED SECURITIES ("SMBS"):  SMBs
                     are usually structured with two classes that receive specified proportions of the monthly interest and principal payments from a pool of mortgage securities. One class may receive all of the interest payments while the other class may receive all of the principal payments. SMBs are extremely sensitive to changes in interest rates because of the impact thereon of prepayment of principal on the underlying mortgage securities. The market for SMBs is not as fully developed as other markets; SMBs therefore may be illiquid.

MORTGAGE DOLLAR ROLLS
                     Mortgage "dollar rolls," or "covered rolls," are transactions in which a Fund sells securities (usually mortgage-backed securities) and simultaneously contracts to repurchase, typically in 30 or 60 days, substantially similar, but not identical, securities on a specified future date. During the roll period, a Fund forgoes principal and interest paid on such securities. A Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. A "covered roll" is a specific type of mortgage dollar roll for which there is an offsetting cash position or cash equivalent securities position that matures on or before the forward settlement date of the mortgage dollar roll transaction. As used herein the term "mortgage dollar roll" refers to mortgage dollar rolls that are not "covered rolls." At the end of the roll commitment period, a Fund may or may not take delivery of the securities it has contracted to purchase.
OBLIGATIONS OF SUPRANATIONAL ENTITIES
                     Supranational entities are entities established through the joint participation of several governments, and include the Asian Development Bank, the Inter-American Development Bank, International Bank for Reconstruction and Development (World Bank), African Development Bank, European Economic Community, European Investment Bank and the Nordic Investment Bank. The governmental members, or "stockholders," usually make initial capital contributions to the supranational entity and, in many cases, are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings.
OPTIONS
                     A Fund may purchase and write put and call options on indices or securities and enter into related closing transactions. A put option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract.

                           Options on an index give the holder the right to
                     receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. Alternatively, a Fund may choose to terminate an option position by entering into a closing transaction. All settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities.

                           A Fund that may invest in the securities of a foreign
                     issuer may also purchase and write put and call options on foreign currencies to manage its exposure to exchange rates. Call options on foreign currency written by a Fund will be "covered," which means that the Fund will own an equal amount of the underlying foreign currency. With respect to put options on foreign currency written by a Fund, the Fund will establish a segregated account with its custodian bank consisting of cash or liquid securities in an amount equal to the amount the Fund would be required to pay upon exercise of the put.

                           All options written on indices or securities must be
                     covered. When a Fund writes an option or security on an index, it will establish a segregated account containing cash or liquid securities in an amount at least equal to the market value of the option and will maintain the account while the option is open, or will otherwise cover the transaction.

                           RISK FACTORS.  Risks associated with options
                     transactions include: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (3) there may not be a liquid secondary market for options; and (4) while a Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.
PRIVATIZATIONS
                     Privatizations are foreign government programs for selling all or part of the interests in government owned or controlled enterprises. The ability of a U.S. entity to participate in privatizations in certain foreign countries may be limited by local law, or the terms on which the Fund may be permitted to participate may be less advantageous than those applicable for local investors. There can be no assurance that foreign governments will continue to sell their interests in companies currently owned or controlled by them or that privatization programs will be successful.
RECEIPTS
                     Receipts are sold as zero coupon securities which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is accreted over the life of the security, and such accretion will constitute the income earned on the security for both accounting and tax purposes. Because of these features, such securities may be subject to greater interest rate volatility than interest paying fixed income securities.
REITS
                     REITs are trusts that invest primarily in commercial real estate or real estate-related loans. The value of interests in REITs may be affected by the value of the property owned or the quality of the mortgages held by the trust.
REPURCHASE AGREEMENTS
                     Arrangements by which a Fund obtains a security and simultaneously commits to return the security to the seller at an agreed upon price (including principal and interest) on an agreed upon date within a number of days from the date of purchase. Repurchase agreements are considered loans under the 1940 Act.
SECURITIES LENDING
                     In order to generate additional income, a Fund may lend securities that it owns pursuant to agreements requiring that the loan be continuously secured by collateral consisting of cash, securities of the U.S. Government or its agencies equal to at least 100% of the market value of the loaned securities. A Fund continues to receive interest on the loaned securities while simultaneously earning interest on the investment of cash collateral. Collateral is marked to market daily. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially or become insolvent.
SHORT SALES
                     A Fund may only sell securities short "against the box." A short sale is "against the box" if, at all times during which the short position is open, the Fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities that are sold short.
SWAPS, CAPS, FLOORS AND COLLARS
                     Interest rate swaps, mortgage swaps, currency swaps and other types of swap agreements such as caps, floors and collars are designed to permit the purchaser to preserve a return or spread on a particular investment or portion of its portfolio, and to protect against any increase in the price of securities a Fund anticipates purchasing at a later date.

                           Swap agreements will tend to shift a Fund's
                     investment exposure from one type of investment to another. Depending on how they are used, swap agreements may increase or decrease the overall volatility of the Fund's investments and their share price or yield.
U.S. GOVERNMENT AGENCY SECURITIES
                     Obligations issued or guaranteed by agencies of the U.S. Government, including, among others, the Federal Farm Credit Bank, the Federal Housing Administration and the Small Business Administration, and obligations issued or guaranteed by instrumentalities of the U.S. Government, including, among others, the FHLMC, the Federal Land Banks and the U.S. Postal Service. Some of these securities are supported by the full faith and credit of the U.S. Treasury (e.g., GNMA securities), others are supported by the right of the issuer to borrow from the Treasury (e.g., Federal Farm Credit Bank securities), while still others are supported only by the credit of the instrumentality (e.g., Fannie Mae securities).
U.S. TREASURY OBLIGATIONS
                     U.S. Treasury obligations consist of bills, notes and bonds issued by the U.S. Treasury as well as separately traded interest and principal component parts of such obligations that are transferable through the Federal book-entry Principal Securities ("STRIPS").
U.S. TREASURY RECEIPTS
                     U. S. Treasury receipts are interests in separately traded interest and principal component parts of U.S. Treasury obligations that are issued by banks or brokerage firms and are created by depositing U.S. Treasury notes and obligations into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates of receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register.
VARIABLE AND FLOATING RATE INSTRUMENTS
                     Certain obligations may carry variable or floating rates of interest, and may involve a conditional or unconditional demand feature. Such instruments bear interest at rates that are not fixed, but which vary with changes in specified market rates or indices. The interest rates on these securities may be reset daily, weekly, quarterly or some other reset period, and may have a floor or ceiling on interest rate changes.
WARRANTS
                     Warrants are instruments giving holders the right, but not the obligation, to buy equity or fixed income securities of a company at a given price during a specified period.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES, INCLUDING TBA MORTGAGE-BACKED SECURITIES
                     When-issued or delayed delivery basis transactions involve the purchase of an instrument with payment and delivery taking place in the future. Delivery of and payment for these securities may occur a month or more after the date of the purchase commitment. A Fund will maintain a separate account with liquid securities or cash in an amount at least equal to these commitments. The interest rate realized on these securities is fixed as of the purchase date, and no interest accrues to a Fund before settlement.
YANKEE OBLIGATIONS
                     Yankee obligations ("Yankees") are U.S. dollar-denominated instruments of foreign issuers who either register with the SEC or issue under Rule 144A under the Securities Act of 1933. These obligations consist of debt securities (including preferred or preference stock of non-governmental issuers), certificates of deposit, fixed time deposits and bankers' acceptances issued by foreign banks, and debt obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities. Some securities issued by foreign governments or their subdivisions, agencies and instrumentalities may not be backed by the full faith and credit of the foreign government.

                           The Yankee obligations selected for a Fund will
                     adhere to the same quality standards as those utilized for the selection of domestic debt obligations.
ZERO COUPON, PAY-IN-KIND AND DEFERRED PAYMENT SECURITIES
                     Zero coupon securities are securities that are sold at a discount to par value, and securities on which interest payments are not made during the life of the security. Upon maturity, the holder is entitled to receive the par value of the security. While interest payments are not made on such securities, holders of such securities are deemed to have received "phantom income" annually. Because a Fund will distribute its "phantom income" to shareholders, to the extent that shareholders elect to receive dividends in cash rather than reinvesting such dividends in additional shares, the Fund will have fewer assets with which to purchase income producing securities. Pay-in-kind securities pay interest in either cash or additional securities, at the issuer's option, for a specified period. Pay-in-kind bonds, like zero coupon bonds, are designed to give an issuer flexibility in managing cash flow. Pay-in-kind bonds are expected to reflect the market value of the underlying debt plus an amount representing accrued interest since the last payment. Pay-in-kind bonds are usually less volatile than zero coupon bonds, but more volatile than cash pay securities. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals.

                           To avoid any leveraging concerns, the Fund will place
                     U.S. Government or other liquid securities in a segregated account in an amount sufficient to cover its repurchase obligation. Zero coupon, pay-in-kind and deferred payment securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods.

                           Additional information on permitted investments and
                     risk factors can be found in the Statement of Additional Information.

APPENDIX--DESCRIPTION OF CORPORATE BOND RATINGS ________________________________

DESCRIPTION OF MOODY'S LONG-TERM RATINGS

Aaa
     Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa
     Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A
     Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa
     Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba
     Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B
     Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa
     Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca
     Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C
     Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's bond ratings, where specified, are applied to senior bank obligations and insurance company senior policyholder and claims obligations with an original maturity in excess of one year. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated.

Obligations of a branch of a bank are considered to be domiciled in the country in which the branch is located. Unless noted as an exception, Moody's rating on a bank's ability to repay senior obligations extends only to branches located in countries which carry a Moody's sovereign rating. Such branch obligations are rated at the lower of the bank's rating or Moody's sovereign rating for the bank deposits for the country in which the branch is located.

When the currency in which an obligation is denominated is not the same as the currency of the country in which the obligation is domiciled, Moody's ratings do not incorporate an opinion as to whether payment of the obligation will be affected by the actions of the government controlling the currency of denomination. In addition, risk associated with bilateral conflicts between an investor's home country and either the issuer's home country or the country where an issuer branch is located are not incorporated into Moody's ratings.

Moody's makes no representation that rated bank obligations or insurance company obligations are exempt from registration under the U.S. Securities Act of 1933 or issued in conformity with any other applicable law or regulation. Nor does Moody's represent that any specific bank or insurance company obligation is legally enforceable or is a valid senior obligation of a rated issuer.

Moody's ratings are opinions, not recommendations to buy or sell, and their accuracy is not guaranteed. A rating should be weighed solely as one factor in an investment decision and you should make your own study and evaluation of any issuer whose securities or debt obligations you consider buying or selling.

NOTE: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION OF STANDARD & POOR'S LONG-TERM RATINGS

INVESTMENT GRADE

AAA
     Debt rated 'AAA' has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA
     Debt rated 'AA' has a very strong capacity to pay interest and repay principal and differs from the highest rated debt only in small degree.

A
     Debt rated 'A' has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB
     Debt rated 'BBB' is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE

Debt rated 'BB', 'B', 'CCC', 'CC', and 'C' is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. 'BB' indicates the least degree of speculation and 'C' the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB
     Debt rated 'BB' has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The 'BB' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'BBB-' rating.

B
     Debt rate 'B' has greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions would likely impair capacity or willingness to pay interest and repay principal. The 'B' rating category also is used for debt subordinated to senior debt that is assigned an actual or implied 'BB' or 'BB-' rating.

CCC
     Debt rated 'CCC' has a current identifiable vulnerability to default, and is dependent on favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The 'CCC' rating category also is used for debt subordinated to senior debt that is assigned an actual or implied 'B' or 'B-' rating.

CC
     The rating 'CC' is typically applied to debt subordinated to senior debt which is assigned an actual or implied 'CCC' rating.

C
     The rating 'C' is typically applied to debt subordinated to senior debt which is assigned an actual or implied 'CCC-' debt rating. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI
     Debt rated 'CI' is reserved for income bonds on which no interest is being paid.

D
     Debt is rated 'D' when the issue is in payment default, or the obligor has filed for bankruptcy. The 'D' rating is used when interest or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

Plus (+) or minus (-): The ratings from 'AA' to 'CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

DESCRIPTION OF DUFF & PHELPS' LONG-TERM DEBT RATINGS

AAA
     Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA+
AA-
     High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

A+
A-
     Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

BBB+
BBB-
     Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

BB+
BB
BB-
     Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

B+
B
B-
     Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

CCC
     Well below investment grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/ industry conditions, and/or with unfavorable company developments.

DD
     Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.

DP
     Preferred stock with dividend arrearages.

DESCRIPTION OF FITCH'S LONG-TERM RATINGS

INVESTMENT GRADE BOND

AAA
     Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA
     Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated 'AAA'. Because bonds rated in the 'AAA' and 'AA' categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated 'F-1+'.

A
     Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB
     Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

SPECULATIVE GRADE BOND

BB
     Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B
     Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC
     Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC
     Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C
     Bonds are in imminent default in payment of interest or principal.

DDD, DD, AND D
               Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. 'DDD' represents the highest potential for recovery on these bonds, and 'D' represents the lowest potential for recovery.

PLUS (+) MINUS (-)
               Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the 'AAA', 'DDD', 'DD', or 'D' categories.

DESCRIPTION OF IBCA'S LONG-TERM RATINGS

AAA
     Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk substantially.

AA
     Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk, albeit not very significantly.

A
     Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

BBB
     Obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in other categories.

BB
     Obligations for which there is a possibility of investment risk developing. Capacity for timely repayment of principal and interest exists, but is susceptible over time to adverse changes in business, economic or financial conditions.

B
     Obligations for which investment risk exists. Timely repayment of principal and interest is not sufficiently protected against adverse changes in business, economic or financial conditions.

CCC
     Obligations for which there is a current perceived possibility of default. Timely repayment of principal and interest is dependent on favorable business, economic or financial conditions.

CC
     Obligations which are highly speculative or which have a high risk of default.

C
     Obligations which are currently in default.

NOTES:
     "+" or "-" may be appended to a rating to denote relative status within major rating categories.

      Ratings of BB and below are assigned where it is considered that speculative characteristics are present.

DESCRIPTION OF THOMSON BANKWATCH'S LONG-TERM DEBT RATINGS

INVESTMENT GRADE

AAA
     The highest category; indicates that the ability to repay principal and interest on a timely basis is very high.

AA
     The second-highest category; indicates a superior ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category.

A
     The third-highest category; indicates the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

BBB
     The lowest investment-grade category; indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

NON-INVESTMENT GRADE

(Issues regarded as having speculative characteristics in the likelihood of timely repayment of principal and interest.)

BB
     While not investment grade, the "BB" rating suggests that the likelihood of default is considerably less than for lower-rated issues. However, there are significant uncertainties that could affect the ability to adequately service debt obligations.

B
     Issues rated "B" show a higher degree of uncertainty and therefore greater likelihood of default than higher-rated issues. Adverse developments could well negatively affect the payment of interest and principal on a timely basis.

CCC
     Issues rated "CCC" clearly have a high likelihood of default, with little capacity to address further adverse changes in financial circumstances.

CC
     "CC" is applied to issues that are subordinate to other obligations rated "CCC" and are afforded less protection in the event of bankruptcy or reorganization.

D
     Default

      Ratings in the Long-Term Debt categories may include a plus (+) or minus (-) designation, which indicates where within the respective category the issue is placed.

                      SEI INSTITUTIONAL INVESTMENTS TRUST


Manager:



  SEI Investments Management Corporation



Administrator:



  SEI Fund Management


Distributor:


  SEI Investments Distribution Co.


Money Managers:


1838 Investment Advisors, L.P.
Acadian Asset Management, Inc.
Alliance Capital Management L.P.
American Express Asset Management
  Group Inc.
BEA Associates
BlackRock Financial Management, Inc.
Boston Partners Asset Management, L.P.
Coronation Asset Management (Proprietary)
  Limited
Farrell Wako Global Investment
  Management, Inc.
First of America Investment Corporation
Firstar Investment Research & Management
  Company, LLC
Furman Selz Capital Management LLC
Lazard London International Investment
  Management Limited
LSV Asset Management
Mellon Equity Associates
Montgomery Asset Management, LLC
Nicholas-Applegate Capital Management, Inc.
Pacific Alliance Capital Management
Parametric Portfolio Associates
Provident Investment Counsel, Inc.
Seligman Henderson Co.
Strategic Fixed Income, L.P.
Wall Street Associates
Western Asset Management Company
Yamaichi Capital Management, Inc. and
  Yamaichi Capital Management
  (Singapore) Limited



    This STATEMENT OF ADDITIONAL INFORMATION is not a Prospectus. It is intended to provide additional information regarding the activities and operations of the SEI Institutional Investments Trust (the "Trust") and should be read in conjunction with the Trust's Prospectus dated September 30, 1997. A Prospectus may be obtained through SEI Investments Distribution Co., Oaks, Pennsylvania 19456.

                               TABLE OF CONTENTS


The Trust.................................................................   S-3
Description of Permitted Investments......................................   S-3
Description of Ratings....................................................  S-13
Investment Limitations....................................................  S-15
The Administrator and Transfer Agent......................................  S-16
The Manager and The Money Managers........................................  S-17
Distribution..............................................................  S-18
Trustees and Officers of the Trust........................................  S-19
Performance...............................................................  S-21
Purchase and Redemption of Shares.........................................  S-22
Taxes.....................................................................  S-23
Portfolio Transactions....................................................  S-24
Description of Shares.....................................................  S-26
Limitation of Trustees' Liability.........................................  S-27
Voting....................................................................  S-27
Shareholder Liability.....................................................  S-27
5% Shareholders...........................................................  S-28
Experts...................................................................  S-28
Financial Statements......................................................  S-28



September 30, 1997

                                   THE TRUST

    SEI Institutional Investments Trust (the "Trust") is an open-end management investment company that has diversified and non-diversified funds. The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated March 1, 1995. The Declaration of Trust permits the Trust to offer separate series ("funds") of units of beneficial interest ("shares") and different classes of shares. Each share of each fund represents an equal proportionate interest in that fund with each other share of that fund.

    This Statement of Additional Information relates to the following funds:
Large Cap, Small Cap, Core Fixed Income, High Yield Bond, International Fixed Income, Emerging Markets Equity and International Equity Funds (each a "Fund" and, together, the "Funds").

                      DESCRIPTION OF PERMITTED INVESTMENTS


    AMERICAN DEPOSITARY RECEIPTS ("ADRS"), EUROPEAN DEPOSITARY RECEIPTS ("EDRS") AND GLOBAL DEPOSITARY RECEIPTS ("GDRS")--Holders of an unsponsored depositary receipt generally bear all the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through to the holders of the receipts voting rights with respect to the deposited securities.


    ASSET-BACKED SECURITIES--securities backed by automobile receivables and credit-card receivables and other securities backed by other types of receivables or other assets. Credit support for asset-backed securities may be based on the underlying assets and/or provided through credit enhancements by a third party. Credit enhancement techniques include letters of credit, insurance bonds, limited guarantees (which are generally provided by the issuer), senior-subordinated structures and overcollateralization. The Core Fixed Income, High Yield Bond and International Fixed Income Funds may invest in asset-backed securities.

    Asset-backed securities are not issued or guaranteed by the United States Government or its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and for a certain period by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities. The purchase of asset-backed securities raises risk considerations peculiar to the financing instruments underlying such securities. For example, there is a risk that another party could acquire an interest in the obligations superior to that of the holders of the asset-backed securities. There also is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. Asset-backed securities entail prepayment risk, which may vary depending on the type of asset, but is generally less than the prepayment risk associated with mortgage-backed securities. In addition, credit card receivables are unsecured obligations of the card holder.

    The market for asset-backed securities is at a relatively early stage of development. Accordingly, there may be limited secondary market for such securities.

    BANKERS' ACCEPTANCES--a bill of exchange or time draft drawn on and accepted by a commercial bank. It is used by corporations to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

    CERTIFICATES OF DEPOSIT--a negotiable interest bearing instrument with a specific maturity. Certificates of deposit are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market, prior to maturity. Certificates of deposit have penalties for early withdrawal.

    COMMERCIAL PAPER--the term used to designate unsecured short-term promissory notes issued by corporations and other entities. Maturities on these issues vary from a few days to nine months. (See "Description of Ratings").


    EQUITY SECURITIES--Equity securities represent ownership interests in a company or corporation and consist of common stock, preferred stock, warrants and other rights to acquire such instruments. Equity securities may be listed on exchanges or traded in the over-the-counter market. Investments in common stocks are subject to market risks which may cause their prices to fluctuate over time. The value of convertible securities is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions. Changes in the value of fund securities will not necessarily affect cash income derived from these securities, but will affect a Fund's net asset value.



    Investments in the equity securities of small capitalization companies involves greater risk than is customarily associated with larger, more established companies due to the greater business risks of small size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. The securities of small companies are often traded over-the-counter and may not be traded in volumes typical on a national securities exchange. Consequently, the securities of smaller companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.



    FOREIGN SECURITIES--may consist of obligations of foreign branches of U.S. banks and foreign banks, including European Certificates of Deposit, European Time Deposits, Canadian Time Deposits and Yankee Certificates of Deposit and investments in Canadian Commercial Paper, foreign securities and Europaper. In addition, a Fund may invest in American Depositary Receipts ("ADRs") traded on registered exchanges or NASDAQ. While a Fund expects to invest primarily in sponsored ADRs, a joint arrangement between the issuer and the depositary, some ADRs may be unsponsored. These instruments may subject a Fund to investment risks that differ in some respects from those related to investments in obligations of U.S. domestic issuers. Such risks include future adverse political and economic developments, the possible imposition of withholding taxes on interest or other income, possible seizure, nationalization, or expropriation of foreign deposits, the possible establishment of exchange controls or taxation at the source, greater fluctuations in value due to changes in the exchange rates, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. Such investments may also entail higher custodial fees and sales commissions than domestic investments. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.


    FORWARD FOREIGN CURRENCY CONTRACTS--involve an obligation to purchase or sell a specified currency at a future date at a price set at the time of the contract. Forward currency contracts do not eliminate fluctuations in the values of fund securities but rather allow a Fund to establish a rate of exchange for a future point in time.


    When entering into a contract for the purchase or sale of a security in a foreign currency, a Fund may enter into a foreign forward currency contract for the amount of the purchase or sale price to protect against variations, between the date the security is purchased or sold and the date on which payment is made or received, in the value of the foreign currency relative to the United States Dollar or other foreign currency.


    Also, when the Money Manager anticipates that a particular foreign currency may decline substantially relative to the United States dollar or other leading currencies, in order to reduce risk, a Fund may enter into a forward contract to sell, for a fixed amount, the amount of foreign currency approximating the value of its securities denominated in such foreign currency. With respect to any such forward foreign currency contract, it generally will not be possible to match precisely the amount covered by that contract and the value of the securities involved due to changes in the values of such securities resulting from market movements between the date the forward contract is entered into and the date it matures. In addition, while forward currency contracts may offer protection from losses resulting from declines in value of a particular foreign currency, they also limit potential gains which might result from increases in the value of such currency. A Fund will also incur costs in connection with forward foreign currency contracts and conversions of foreign currencies into United States dollars. The Fund will place assets in a segregated account to assure that its obligations under forward foreign currency contracts are covered.



    FUTURES AND OPTIONS ON FUTURES--A Fund may enter into futures contracts and options on futures contracts traded on an exchange regulated by the Commodities Futures Trading Commission ("CFTC"), as long as, to the extent that such transactions are not for "bona fide hedging purposes," the aggregate initial margin and premiums on such positions (excluding the amount by which such options are in the money) do not exceed 5% of a Fund's net assets. A Fund may buy and sell futures contracts and related options to manage its exposure to changing interest rates and securities prices. Some strategies reduce a Fund's exposure to price fluctuations, while others tend to increase its market exposure. Futures and options on futures can be volatile instruments and involve certain risks that could negatively impact a Fund's return.


    GNMA SECURITIES--securities issued by the Government National Mortgage Association ("GNMA"), a wholly-owned U.S. Government corporation, are guaranteed by GNMA as to the timely payment of principal and interest. However, any premiums paid to purchase these instruments are not subject to GNMA guarantees. The market value and interest yield of these instruments can vary due to market interest rate fluctuations and early prepayments of underlying mortgages. These securities represent ownership in a pool of federally insured mortgage loans. GNMA certificates consist of underlying mortgages with a maximum maturity of 30 years. However, due to scheduled and unscheduled principal payments, GNMA certificates have a shorter average maturity and, therefore, less principal volatility than a comparable 30-year bond. Since prepayment rates vary widely, it is not possible to accurately predict the average maturity of a particular GNMA pool. The scheduled monthly interest and principal payments relating to mortgages in the pool will be "passed through" to investors. GNMA securities differ from conventional bonds in that principal is paid back to the certificate holders over the life of the loan rather than at maturity. As a result, a Fund will receive monthly scheduled payments of principal and interest. In addition, a Fund may receive unscheduled principal payments representing prepayments on the underlying mortgages. Any prepayments will be reinvested at the then prevailing interest rate.

    Although GNMA certificates may offer yields higher than those available from other types of U.S. Government securities, GNMA certificates may be less effective than other types of securities as a means of "locking in" attractive long-term rates because of the prepayment feature.


    LOWER RATED SECURITIES--lower-rated bonds are commonly referred to as "junk bonds" or high yield/high risk securities. These securities are rated "Baa" or "BBB" or lower by an NRSRO. Each Fund may invest in securities rated as low as "C" by Moody's or "D" by S&P. These ratings indicate that the obligations are speculative and may be in default. In addition, each Fund may invest in unrated securities subject to the restrictions stated in the Prospectus.


    GROWTH OF HIGH YIELD BOND, HIGH-RISK BOND MARKET. The widespread expansion of government, consumer and corporate debt within the U.S. economy has made the corporate sector more vulnerable to economic downturns or increased interest rates. Further, an economic downturn could severely disrupt the market for lower rated bonds and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest.

    SENSITIVITY TO INTEREST RATE AND ECONOMIC CHANGES. Lower rated bonds are very sensitive to adverse economic changes and corporate developments. During an economic down turn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond defaulted on its obligations to pay interest or principal or entered into bankruptcy proceedings, a Fund may incur losses or expenses in seeking recovery of amounts owed to it. In addition, periods of economic uncertainty and change can be expected to result in increased volatility of market prices of high-yield, high-risk bonds and a Fund's net asset value.

    PAYMENT EXPECTATIONS. High-yield, high-risk bonds may contain redemption or call provisions. If an issuer exercised these provisions in a declining interest rate market, a Fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a high-yield, high-risk bond's value will decrease in a rising interest rate market, as will the value of a Fund's assets. If a Fund experiences significant unexpected net redemptions, this may force it to sell high-yield, high-risk bonds without regard to their investment merits, thereby decreasing the asset base upon which expenses can be spread and possibly reducing the Fund's rate of return.


    LIQUIDITY AND VALUATION. There may be little trading in the secondary market for particular bonds, which may affect adversely a Fund's ability to value accurately or dispose of such bonds. Adverse publicity and investor perception, whether or not based on fundamental analysis, may decrease the value and liquidity of high-yield, high-risk bonds, especially in a thin market.


    TAXES. A Fund may purchase debt securities (such as zero-coupon or pay-in-kind securities) that contain original issue discount. Original issue discount that accretes in a taxable year is treated as earned by a Fund and therefore is subject to the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). Because the original issue discount earned by a Fund in a taxable year may not be represented by cash income, the Fund may have to dispose of other securities and use the proceeds to make distributions to shareholders.


    MORTGAGE-BACKED SECURITIES--The Funds may invest in mortgage-backed securities, which represent pools of mortgage loans assembled for sale to investors by various governmental agencies such as GNMA and government-related organizations such as Fannie Mae and the Federal Home Loan Mortgage Corporation ("FHLMC"). In addition, the High Yield Bond may invest in pools of mortgage loans from nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers, and private mortgage insurance companies. Although certain mortgage-backed securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured. If a Fund purchases a mortgage-backed security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying mortgage collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. However, though the value of a mortgage-backed security may decline when interest rates rise, the converse is not necessarily true since in periods of declining interest rates the mortgages underlying the securities are prone to prepayment. For this and other reasons, a mortgage-backed security's stated maturity may be shortened by unscheduled prepayments on the underlying mortgages and, therefore, it is not possible to predict accurately the security's return to a Fund. In addition, regular payments received in respect of mortgage-backed securities include both interest and principal. No assurance can be given as to the return a Fund will receive when these amounts are reinvested.


    A Fund may also invest in mortgage-backed securities that are collateralized mortgage obligations structured on pools of mortgage pass-through certificates or mortgage loans.


    There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-backed securities and among the securities that they issue. Mortgage-backed securities issued by GNMA include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and is backed by the full faith and credit of the United States. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-backed securities issued by Fannie Mae include Fannie Mae Guaranteed Mortgage Pass-

Through Certificates (also known as "Fannie Maes") which are solely the obligations of Fannie Mae and are not backed by or entitled to the full faith and credit of the United States. Fannie Mae is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of the principal and interest by Fannie Mae. Mortgage-backed securities issued by FHLMC include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. FHLMC has in the past guaranteed only the ultimate collection of principal of the underlying mortgage loan; however, FHLMC now issues mortgage-backed securities (FHLMC Gold
PCs) which also guarantee timely payment of monthly principal reductions. Government and private guarantees do not extend to the securities' value, which is likely to vary inversely with fluctuations in interest rates. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable. The Core Fixed Income, High Yield Bond and International Fixed Income Funds may, consistent with their respective investment objectives and policies, invest in mortgage-backed securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. The High Yield Bond Fund may also purchase mortgage-backed securities issued by non-governmental entities as set forth in the Prospectus.


    PARALLEL PAY SECURITIES; PAC BONDS: Parallel pay CMOs and REMICS are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which must be retired by its stated maturity date or final distribution date, but may be retired earlier. It is possible that payments on one class of parallel pay security may be deferred or subordinated to payments on other classes. Planned Amortization Class CMOs ("PAC Bonds") generally require payments of a specified amount of principal on each payment date. PAC Bonds are always parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes.


    MORTGAGE DOLLAR ROLLS--Mortgage "dollar rolls" are transactions in which mortgage-backed securities are sold for delivery in the current month and the seller simultaneously contracts to repurchase substantially similar securities on a specified future date. Any difference between the sale price and the purchase price is netted against the interest income foregone on the securities sold to arrive at an implied borrowing rate. Alternatively, the sale and purchase transactions can be executed at the same price, with the Fund being paid a fee as consideration for entering into the commitment to purchase. Mortgage dollar rolls may be renewed prior to cash settlement and initially may involve only a firm commitment agreement by the Fund to buy a security. If the broker-dealer to whom the Fund sells the security becomes insolvent, the Fund's right to repurchase the security may be restricted. Other risks involved in entering into mortgage dollar rolls include the risk that the value of the security may change adversely over the term of the mortgage dollar roll and that the security the Fund is required to repurchase may be worth less than the security that the Fund originally held.



    To avoid any leveraging concerns, the Fund will place U.S. Government or other liquid securities in a segregated account in an amount sufficient to cover its repurchase obligation.


    OBLIGATIONS OF SUPRANATIONAL AGENCIES--may be purchased by the Core Fixed Income, International Fixed Income, Emerging Markets Equity and International Equity Funds. Currently, each Fund intends to invest only in obligations issued or guaranteed by the Asian Development Bank, Inter-American Development Bank, European Coal and Steel Community, European Economic Community, European Investment Bank and the Nordic Investment Bank.

    OPTIONS--The initial purchase (sale) of an option contract is an "opening transaction." In order to close out an option position, a Fund may enter into a "closing transaction," which is simply the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened. If a Fund is unable to effect a closing purchase transaction with respect to an option it has written, it will not be able to sell the underlying security until the option expires or the Fund delivers the security upon exercise.



    A Fund may purchase put and call options on securities to protect against a decline in the market value of the securities in its portfolio or to anticipate an increase in the market value of securities that the Fund may seek to purchase in the future. A Fund purchasing put and call options pays a premium therefor. If price movements in the underlying securities are such that exercise of the options would not be profitable for the Fund, loss of the premium paid may be offset by an increase in the value of the Fund's securities or by a decrease in the cost of acquisition of securities by the Fund.



    A Fund may write covered call options on securities as a means of increasing the yield on its fund and as a means of providing limited protection against decreases in its market value. When a Fund writes an option, if the underlying securities do not increase or decrease to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and the Fund will realize as profit the premium received for such option. When a call option of which a Fund is the writer is exercised, the Fund will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price. When a put option of which a Fund is the writer is exercised, the Fund will be required to purchase the underlying securities at a price in excess of the market value of such securities.



    A segregated account is maintained to cover the difference between the closing price of the index and the exercise price of the index option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, the ability of a Fund to enter into closing transactions depends upon the existence of a liquid secondary market for such transactions.



    A Fund may purchase and write options on an exchange or over-the-counter. Over-the-counter options ("OTC options") differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker. It is the position of the SEC that OTC options are generally illiquid.



    PUT TRANSACTIONS--All of the Funds may purchase securities at a price which would result in a yield to maturity lower than generally offered by the seller at the time of purchase when a Fund can simultaneously acquire the right to sell the securities back to the seller, the issuer or a third party (the "writer") at an agreed-upon price at any time during a stated period or on a certain date. Such a right is generally denoted as a "standby commitment" or a "put." The purpose of engaging in transactions involving puts is to maintain flexibility and liquidity to permit a Fund to meet redemptions and remain as fully invested as possible in municipal securities. A Fund reserves the right to engage in put transactions. The right to put the securities depends on the writer's ability to pay for the securities at the time the put is exercised. A Fund would limit its put transactions to institutions which the Fund's Money Managers believe present minimum credit risks, and the Fund's Money Managers would use their best efforts to initially determine and continue to monitor the financial strength of the sellers of the options by evaluating their financial statements and such other information as is available in the marketplace. It may, however, be difficult to monitor the financial strength of the writers because adequate current financial information may not be available. In the event that any writer is unable to honor a put for financial reasons, a Fund would be a general creditor (I.E., on a parity with all other unsecured creditors) of the writer. Furthermore, particular provisions of the contract between a Fund and the writer may excuse the writer from repurchasing the securities; for example, a change in the published rating of the underlying municipal securities or any similar event that has an adverse effect on the issuer's credit or a provision in the contract that the put will not be exercised except in certain special cases, for example, to maintain fund liquidity. A Fund could, however, at any time sell the underlying portfolio security in the open market or wait until the portfolio security matures, at which time it should realize the full par value of the security.

    The securities purchased subject to a put may be sold to third persons at any time, even though the put is outstanding, but the put itself, unless it is an integral part of the security as originally issued, may not be marketable or otherwise assignable. Therefore, the put would have value only to that particular Fund. Sale of the securities to third parties or lapse of time with the put unexercised may terminate the right to put the securities. Prior to the expiration of any put option, a Fund could seek to negotiate terms for the extension of such an option. If such a renewal cannot be negotiated on terms satisfactory to the Fund, the Fund could, of course, sell the portfolio security. The maturity of the underlying security will generally be different from that of the put. There will be no limit to the percentage of fund securities that a Fund may purchase subject to a put but the amount paid directly or indirectly for puts which are not integral parts of the security as originally issued will not exceed 1/2 of 1% of the value of the total assets of such Fund calculated immediately after any such put is acquired. For the purpose of determining the "maturity" of securities purchased subject to an option to put, and for the purpose of determining the dollar-weighted average maturity of a Fund including such securities, the Trust will consider "maturity" to be the first date on which it has the right to demand payment from the writer of the put although the final maturity of the security is later than such date.


    RECEIPTS--interests in separately traded interest and principal component parts of U.S. Government obligations that are issued by banks or brokerage firms and are created by depositing U.S. Government obligations into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Receipts include "Treasury Receipts" ("TRs"), "Treasury Investment Growth Receipts" ("TIGRs"), and "Certificates of Accrual on Treasury Securities" ("CATS"). TIGRs and CATS are interests in private proprietary accounts while TRs and STRIPS (See "U.S. Treasury Obligations") are interests in accounts sponsored by the U.S. Treasury. Receipts are sold as zero coupon securities; for more information, see "Zero Coupon Securities."


    REPURCHASE AGREEMENTS--agreements under which securities are acquired from a securities dealer or bank subject to resale on an agreed upon date and at an agreed upon price which includes principal and interest. A Fund involved bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities. A Fund's Money Managers enter into repurchase agreements only with financial institutions that they deem to present minimal risk of bankruptcy during the term of the agreement, based on guidelines that are periodically reviewed by the Board of Trustees. These guidelines currently permit each Fund to enter into repurchase agreements only with approved banks and primary securities dealers, as recognized by the Federal Reserve Bank of New York, which have minimum net capital of $100 million, or with a member bank of the Federal Reserve System. Repurchase agreements are considered to be loans collateralized by the underlying security. Repurchase agreements entered into by a Fund will provide that the underlying security at all times shall have a value at least equal to 102% of the price stated in the agreement. This underlying security will be marked to market daily. A Fund's Money Managers will monitor compliance with this requirement. Under all repurchase agreements entered into by a Fund, the Custodian or its agent must take possession of the underlying collateral. However, if the seller defaults, a Fund could realize a loss on the sale of the underlying security to the extent the proceeds of the sale are less than the resale price. In addition, even though the Bankruptcy Code provides protection for most repurchase agreements, if the seller should be involved in bankruptcy or insolvency proceedings, a Fund may incur delay and costs in selling the security and may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor.

    SECURITIES LENDING--in order to generate additional income, a Fund may lend the securities in which it is invested pursuant to agreements requiring that the loans be continuously secured by cash, securities of the U.S. Government or its agencies, or any combination of cash and such securities, as collateral equal to at least the market value at all times of the loaned securities. A Fund will continue to receive interest on the loaned securities while simultaneously earning interest on the investment of the cash collateral in U.S. Government securities. However, a Fund will normally pay lending fees to such broker-dealers and related expenses from the interest earned on invested collateral. There may be risks of delay in receiving additional collateral or risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by the Fund's Money Managers to be of good standing and when, in the judgment of the Fund's Money Managers, the consideration which can be earned currently from such securities loans justifies the attendant risk. Any loan may be terminated by either party upon reasonable notice to the other party. Each Fund may use the Distributor as a broker in these transactions.



    SHORT SALES--Selling securities short involves selling securities the Fund does not own (but has borrowed) in anticipation of a decline in the market price of such securities. To deliver the securities to the buyer, the seller must arrange through a broker to borrow the securities and, in so doing, the seller becomes obligated to replace the securities borrowed at their market price at the time of replacement. In a short sale, the proceeds the seller receives from the sale are retained by a broker until the seller replaces the borrowed securities. The seller may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced.


    SWAPS, CAPS, FLOORS AND COLLARS--are sophisticated hedging instruments that typically involve a small investment of cash relative to the magnitude of risk assumed. As a result, swaps can be highly volatile and have a considerable impact on a Fund's performance. Swap agreements are subject to risks related to the counterparty's ability to perform, and may decline in value if the counterparty's creditworthiness deteriorates. A Fund may also suffer losses if it is unable to terminate outstanding swap agreements or reduce its exposure through offsetting transactions. Any obligation a Fund may have under these types of arrangements will be covered by setting aside liquid, high grade securities in a segregated account. A Fund will enter into swaps only with counterparties believed to be creditworthy.


    In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate times a "notional principal amount," in return for payments equal to a fixed rate times the same amount, for a specific period of time. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates.



    In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party.


    The buyer of an interest rate cap obtains the right to receive payments to the extent that a specific interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

    TIME DEPOSITS--a non-negotiable receipt issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market.

    Time deposits with a withdrawal penalty are considered to be illiquid securities. The High Yield Bond, International Fixed Income, Emerging Markets Equity and International Equity Funds may invest in time deposits.

    U.S. GOVERNMENT AGENCY OBLIGATIONS--agencies of the United States Government that issue obligations, including, among others, Export Import Bank of the United States, Farmers Home Administration, Federal Farm Credit System, Federal Housing Administration, Government National

Mortgage Association, Maritime Administration, Small Business Administration and The Tennessee Valley Authority. A Fund may purchase securities issued or guaranteed by the GNMA which represent participations in Veterans Administration and Federal Housing Administration backed mortgage pools.


    Guarantees of principal by agencies or instrumentalities of the U.S. Government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities or to the value of a Fund's shares.


    U.S. TREASURY OBLIGATIONS--bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the Federal book-entry system known as Separately Traded Registered Interest and Principal Securities ("STRIPS"). No Fund may actively trade STRIPS. STRIPS are sold as zero coupon securities; for more information, see "Zero Coupon Securities."


    VARIABLE AND FLOATING RATE INSTRUMENTS--may involve a demand feature and may include variable amount master demand notes available through the Custodian, or otherwise. Variable or floating rate instruments bear interest at a rate which varies with changes in market rates. The holder of an instrument with a demand feature may tender the instrument back to the issuer at par prior to maturity. A variable amount master demand note is issued pursuant to a written agreement between the issuer and the holder, its amount may be increased by the holder or decreased by the holder or issuer, it is payable on demand, and the rate of interest varies based upon an agreed formula. The quality of the underlying credit must, in the opinion of the Fund's managers, be equivalent to the long-term bond or commercial paper ratings applicable to permitted investments for each Fund. Each Fund's Money Managers will monitor on an ongoing basis the earning power, cash flow, and liquidity ratios of the issuers of such instruments and will similarly monitor the ability of an issuer of a demand instrument to pay principal and interest on demand. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such security.


    In case of obligations which include a put feature at the option of the debt holder, the date of the put may be used as an effective maturity date for the purpose of determining weighted average fund maturity.


    WHEN-ISSUED AND DELAYED DELIVERY SECURITIES--involve the purchase of debt obligations on a when-issued basis, in which case delivery and payment normally take place within 45 days after the date of commitment to purchase. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the purchaser enters into the commitment. These securities are subject to market fluctuation due to changes in market interest rates, and it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. Although a Fund generally purchases securities on a when-issued or forward commitment basis with the intention of actually acquiring securities, a Fund may dispose of a when-issued security or forward commitment prior to settlement if it deems it appropriate to do so. When investing in when-issued securities, a Fund will not accrue income until delivery of the securities and will invest in such securities only for purposes of actually acquiring the securities and not for purposes of leveraging.



    One form of when-issued or delayed-delivery security that a Portfolio may purchase is a "to be announced" ("TBA") mortgage-backed security. A TBA mortgage-backed security transaction arises when a mortgage-backed security, such as a GNMA pass-through security, is purchased or sold with specific pools that will constitute that GNMA pass-through security to be announced on a future settlement date.


    Purchasing obligations on a when-issued basis is a form of leveraging and can involve a risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself. In that case there could be an unrealized loss at the time of delivery.

    A Fund will establish a segregated account and maintain liquid assets in an amount at least equal in value to that Fund's commitments to purchase when-issued securities. If the value of these assets declines, the Fund involved will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.



    ZERO COUPON SECURITIES--STRIPS and receipts (TRs, TIGRs and CATS) are sold as zero coupon securities, that is, fixed income securities that have been stripped of their unmatured interest coupons. Zero coupon securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accreted over the life of the security, and the accretion constitutes the income earned on the security for both accounting and tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically. Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturity and credit qualities.



    Corporate zero coupon securities are: (i) notes or debentures which do not pay current interest and are issued at substantial discounts from par value, or
(ii) notes or debentures that pay no current interest until a stated dated one or more years into the future, after which the issuer is obligated to pay interest until maturity, usually at a higher rate than if interest were payable from the date of issuance and may also make interest payments in kind (e.g., with identical zero coupon securities). Such corporate zero coupon securities, in addition to the risks identified above, are subject to the risk of the issuer's failure to pay interest and repay principal in accordance with the terms of the obligation. A Fund must accrete the discount or interest on high-yield bonds structured as zero coupon securities as income even though it does not receive a corresponding cash interest payment until the security's maturity or payment date. A Fund may have to dispose of its securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing cash to satisfy distribution requirements. A Fund accrues income with respect to the securities prior to the receipt of cash payments.

                             DESCRIPTION OF RATINGS

DESCRIPTION OF MOODY'S SHORT-TERM RATINGS

    PRIME-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

    - Leading market positions in well-established industries.

    - High rates of return on funds employed.

    - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

    - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

    - Well-established access to a range of financial markets and assured sources of alternate liquidity.

    PRIME-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

    PRIME-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

    NOT PRIME Issuers rated Not Prime do not fall within any of the Prime rating categories.

STANDARD & POOR'S SHORT-TERM RATINGS

A-1        This highest category indicates that the degree of safety regarding timely payment is strong. Debt determined to possess extremely strong safety characteristics is denoted
           with a plus sign (+) designation.
A-2        Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated 'A-1'.
A-3        Debt carrying this designation has an adequate capacity for timely payment. It is, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.
B          Debt rated 'B' is regarded as having only speculative capacity for timely payment.
C          This rating is assigned to short-term debt obligations with a doubtful capacity for payment.
D          This rating indicates that the obligation is in payment default.

DESCRIPTION OF DUFF & PHELPS' SHORT-TERM RATINGS

Duff 1+    Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.
Duff 1     Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.
Duff 1-    High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

GOOD GRADE

Duff 2     Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

SATISFACTORY GRADE

Duff 3     Satisfactory liquidity and other protection factors qualify issue as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

NON-INVESTMENT GRADE

Duff 4     Speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

DEFAULT

Duff 5     Issuer failed to meet scheduled principal and/or interest payments.

DESCRIPTION OF FITCH'S SHORT-TERM RATINGS

F-1+       Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.
F-1        Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated 'F-1+'
F-2        Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned 'F-1+' and 'F-1' ratings.
F-3        Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.
F-S        Weak Credit Quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.
D          Default. Issues assigned this rating are in actual or imminent payment default.
LOC        The symbol LOC indicates that the rating is based on a letter of credit issued by a commercial bank.

DESCRIPTION OF IBCA'S SHORT-TERM RATINGS (UP TO 12 MONTHS)

A1+        Obligations supported by the highest capacity for timely repayment.
A1         Obligations supported by a strong capacity for timely repayment.
A2         Obligations supported by a satisfactory capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic, or financial conditions.
A3         Obligations supported by an adequate capacity for timely repayment. Such capacity is more susceptible to adverse changes in business, economic, or financial conditions than for obligations in higher categories.
B          Obligations for which the capacity for timely repayment is susceptible to adverse changes in business, economic, or financial conditions.
C          Obligations for which there is an inadequate capacity to ensure timely repayment.
D          Obligations which have a high risk of default or which are currently in default.

DESCRIPTION OF THOMSON BANKWATCH'S SHORT-TERM RATINGS

TBW-1      The highest category; indicates a very high likelihood that principal and interest will be paid on a timely basis.
TBW-2      The second-highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".
TBW-3      The lowest investment-grade category; indicates that while the obligation is more susceptible to adverse developments (both internal and external) than those with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.
TBW-4      The lowest rating category; this rating is regarded as non-investment grade and therefore speculative.

                             INVESTMENT LIMITATIONS

FUNDAMENTAL POLICIES

    The following investment limitations and the investment limitations in the Prospectus are fundamental policies of the Trust and may not be changed without shareholder approval.

A Fund may not:

1. Issue any class of senior security or sell any senior security of which it is the issuer, except that a Fund may borrow from any bank, provided that immediately after any such borrowing there is asset coverage of at least 300% for all borrowings of the Fund, and further provided that, to the extent that such borrowings exceed 5% of a Fund's total assets, all borrowings shall be repaid before such Fund makes additional investments. The term "senior security" shall not include any temporary borrowings that do not exceed 5% of the value of such Fund's total assets at the time the Fund makes such temporary borrowing. In addition, investment strategies that either obligate a Fund to purchase securities or require a Fund to segregate assets will not be considered borrowings or senior securities.

2. Make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that each Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.

3. Purchase or sell real estate, physical commodities, or commodities contracts, except that each Fund may purchase (i) marketable securities issued by companies which own or invest in real estate (including real estate investment trusts), commodities, or commodities contracts, and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

4. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

5. Invest in interests in oil, gas or other mineral exploration or development programs and oil, gas or mineral leases.

NON-FUNDAMENTAL POLICIES

    The following investment limitations are non-fundamental policies of the Trust and may be changed without shareholder approval.

A Fund may not:

1. Pledge, mortgage or hypothecate assets except to secure borrowings permitted by the Fund's fundamental limitation on borrowing.

2.  Invest in companies for the purpose of exercising control.

3. Purchase securities on margin or effect short sales, except that each Fund may (i) obtain short-term credits as necessary for the clearance of security transactions, (ii) provide initial and variation margin payments in connection with transactions involving futures contracts and options on such contracts, and (iii) make short sales "against the box" or in compliance with the SEC's position regarding the asset segregation requirements of section 18 of the 1940 Act.


4. Invest its assets in securities of any investment company, except as permitted by the 1940 Act.



5. Purchase or hold illiquid securities, I.E., securities that cannot be disposed of for their approximate carrying value in seven days or less (which term includes repurchase agreements and time deposits maturing in more than seven days) if, in the aggregate, more than 15% of its net assets would be invested in illiquid securities.



6. Purchase securities which are not readily marketable if, in the aggregate, more than 15% of its total assets would be invested in such securities.



                      THE ADMINISTRATOR AND TRANSFER AGENT



    The Administration Agreement provides that the Administrator, SEI Fund Management ("SEI Management" or the "Administrator") shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of SEI Management in the performance of its duties or from reckless disregard of its duties and obligations thereunder.



    The continuance of the Administration Agreement must be specifically approved at least annually (i) by the vote of a majority of the Trustees or by the vote of a majority of the outstanding voting securities of the Fund, and
(ii) by the vote of a majority of the Trustees of the Trust who are not parties to the Administration Agreement or an "interested person" (as that term is defined in the 1940 Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Administration Agreement is terminable at any time as to any Fund without penalty by the Trustees of the Trust, by a vote of a majority of the outstanding shares of the Fund or by SEI Management on not less than 30 days' nor more than 60 days' written notice. This Agreement shall not be assignable by either party without the written consent of the other party.



    The Administrator, a Delaware business trust, has its principal business offices at Oaks, Pennsylvania 19456. SEI Investments Management Corporation ("SIMC"), a wholly-owned subsidiary of SEI Investments Company ("SEI Investments"), is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator to the following other mutual funds: The Achievement Funds Trust, The Advisors' Inner Circle Fund, The Arbor Fund, ARK Funds, Bishop Street Funds, Boston 1784 Funds-Registered Trademark-, CoreFunds, Inc., CrestFunds, Inc., CUFUND, The Expedition Funds, FMB Funds, Inc., First American Funds, Inc., First American Investment Funds, Inc., First American Strategy Funds, Inc., HighMark Funds, Marquis Funds-Registered Trademark-, Monitor Funds, Morgan Grenfell Investment Trust, The PBHG Funds, Inc., PBHG Insurance Series Fund, Inc., The Pillar Funds, Profit Funds Investment Trust, Rembrandt Funds-Registered Trademark-, Santa Barbara Group of Mutual Funds, Inc., SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional Managed Trust, SEI International Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, STI Classic Funds, STI Classic Variable Trust, and TIP Funds.



    If operating expenses of any Fund exceed applicable limitations, SEI Management will pay such excess. SEI Management will not be required to bear expenses of any Fund to an extent which would result in the Fund's inability to qualify as a regulated investment company under provisions of the Internal Revenue Code of 1986, as amended (the "Code"). The term "expenses" is defined in such laws or regulations, and generally excludes brokerage commissions, distribution expenses, taxes, interest and extraordinary expenses.



    For the fiscal year ended May 31, 1997, the Funds paid fees to SEI Management as follows:



FUND
--------------------------------------------------------------------------------
                                                                                        FEES PAID             FEES
                                                                                   (REIMBURSED) (000)     WAIVED (000)
                                                                                  ---------------------  ---------------
                                                                                          1997                1997
                                                                                  ---------------------  ---------------
Large Cap Fund..................................................................        $      56           $      84
Small Cap Fund..................................................................        $      15           $      23
Core Fixed Income Fund..........................................................        $      27           $      67
High Yield Bond Fund............................................................            *                   *
International Fixed Income Fund.................................................            *                   *
Emerging Markets Equity Fund....................................................            *                   *
International Equity Fund.......................................................        $      72           $      75


------------------------


*Not in operation during such period.



                       THE MANAGER AND THE MONEY MANAGERS



    The Manager Agreement and certain of the Money Manager Agreements provide that SEI Investments Management Corporation ("SIMC" or the "Manager")(or any Money Manager) shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder. In addition, certain of the Money Manager Agreements provide that the Money Manager shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or negligence on its part in the performance of its duties, or from reckless disregard of its obligations or duties thereunder.



    The continuance of each Manager and Money Manager Agreement must be specifically approved at least annually (i) by the vote of a majority of the outstanding shares of that Fund or by the Trustees, and (ii) by the vote of a majority of the Trustees who are not parties to such Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. Each Money Manager Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to a Fund, by a majority of the outstanding shares of that Fund, on not less than 30 days' nor more than 60 days' written notice to the Manager or Money Manager, or by the Manager or Money Manager on 90 days' written notice to the Trust.



    SIMC and the Trust have obtained an exemptive order from the SEC that permits SIMC, with the approval of the Trust's Board of Trustees, to retain unaffiliated Money Managers for a Fund without submitting the Money Manager agreement to a vote of the Fund's shareholders. The exemptive relief permits the non-disclosure of amounts payable by SIMC under such Money Manager agreements. The Trust will notify shareholders in the event of any change in the identity of the Money Manager for a Fund.

    For the fiscal year ended May 31, 1997, the Funds paid SIMC fees as follows:



FUND
-------------------------------------------------------------------------------
                                                                                 FEES PAID (000)   FEE WAIVERS (000)
                                                                                 ---------------  -------------------
                                                                                      1997               1997
                                                                                 ---------------  -------------------
Large Cap Fund.................................................................     $     678          $     439
Small Cap Fund.................................................................     $     367          $     121
Core Fixed Income Fund.........................................................     $     231          $     335
High Yield Bond Fund...........................................................         *                  *
International Fixed Income Fund................................................         *                  *
Emerging Markets Equity Fund...................................................         *                  *
International Equity Fund......................................................     $   1,028          $     471


------------------------


*Not in operation during such period.



    For the fiscal year ended May 31, 1997, SIMC paid the Money Managers as follows:



FUND
-------------------------------------------------------------------------------
                                                                                  FEES PAID (000)    FEE WAIVERS (000)
                                                                                 -----------------  -------------------
                                                                                       1997                1997
                                                                                 -----------------  -------------------
Large Cap Fund.................................................................      $     595           $       0
Small Cap Fund.................................................................      $     348           $       0
Core Fixed Income Fund.........................................................      $     221           $       0
High Yield Bond Fund...........................................................          *                   *
International Fixed Income Fund................................................          *                   *
Emerging Markets Equity Fund...................................................          *                   *
International Equity Fund......................................................      $     816           $       0


------------------------


*Not in operation during such period.


                                  DISTRIBUTION

    The Distributor, a wholly-owned subsidiary of SEI, and the Trust are parties to a distribution agreement ("Distribution Agreement"). The Distribution Agreement shall be reviewed and ratified at least annually (i) by the Trust's Trustees or by the vote of a majority of the outstanding shares of the Trust, and (ii) by the vote of a majority of the Trustees of the Trust who are not parties to the Distribution Agreement or interested persons (as defined in the 1940 Act) of any party to the Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate in the event of any assignment, as defined in the 1940 Act, and is terminable with respect to a particular Fund on not less than sixty days' notice by the Trust's Trustees, by vote of a majority of the outstanding shares of such Fund or by the Distributor. The Distributor will receive no compensation for the distribution of Fund shares.


    Although banking laws and regulations prohibit banks from distributing shares of open-end investment companies such as the Trust, according to an opinion issued to the staff of the SEC by the Office of the Comptroller of the Currency, financial institutions are not prohibited from acting in other capacities for investment companies, such as providing shareholder services. Should future legislative, judicial or administrative action prohibit or restrict the activities of financial institutions in connection with providing shareholder services, the Trust may be required to alter materially or discontinue its arrangements with such financial institutions.

                       TRUSTEES AND OFFICERS OF THE TRUST


    The Trustees and Executive Officers of the Trust, their respective dates of birth, and their principal occupations for the last five years are set forth below. Each may have held other positions with the named companies during that period. Unless otherwise noted, the business address of each Trustee and each Executive Officer is SEI Investments Company, Oaks, Pennsylvania 19456. Certain officers of the Trust also serve as officers of some or all of the following:
The Achievement Funds Trust, The Advisors' Inner Circle Fund, The Arbor Fund, ARK Funds, Bishop Street Funds, Boston 1784 Funds-Registered Trademark-, CoreFunds, Inc., CrestFunds, Inc., CUFUND, The Expedition Funds, FMB Funds, Inc., First American Funds, Inc., First American Investment Funds, Inc., First American Strategy Funds, Inc., HighMark Funds, Marquis
Funds-Registered Trademark-, Monitor Funds, Morgan Grenfell Investment Trust, The PBHG Funds, Inc., PBHG Insurance Series Fund, Inc., The Pillar Funds, Profit Funds Investment Trust, Rembrandt Funds-Registered Trademark-, Santa Barbara Group of Mutual Funds, Inc., SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional Managed Trust, SEI International Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, STI Classic Funds, STI Classic Variable Trust and TIP Funds, each of which is an open-end management investment company managed by SEI Fund Management or its affiliates and, except for Profit Funds Investment Trust, Rembrandt Funds-Registered Trademark-, and Santa Barbara Group of Mutual Funds, Inc., are distributed by SEI Investments Distribution Co.



    ROBERT A. NESHER (DOB 08/17/46)--Chairman of the Board of Trustees*--Retired since 1994. Executive Vice President of SEI Investments, 1986-1994. Director and Executive Vice President of the Manager, Administrator and the Distributor, 1981-1994. Trustee of the Arbor Fund, Marquis Funds-Registered Trademark-, The Advisors' Inner Circle Fund, The Expedition Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Liquid Asset Trust, SEI Institutional Managed Trust, SEI International Trust, SEI Tax Exempt Trust, Boston 1784 Funds-Registered Trademark-, Pillar Funds, and Rembrandt Funds-Registered Trademark-.



    WILLIAM M. DORAN (DOB 05/26/40)--Trustee*--2000 One Logan Square, Philadelphia, PA 19103. Partner, Morgan, Lewis & Bockius LLP (law firm), counsel to the Trust, Manager and Distributor, Director and Secretary of SEI Investments and Secretary of the Manager, Administrator and Distributor. Trustee of The Arbor Fund, Marquis Funds-Registered Trademark-, The Advisors' Inner Circle Fund, The Expedition Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Liquid Asset Trust, SEI Institutional Managed Trust, SEI International Trust, and SEI Tax Exempt Trust.



    F. WENDELL GOOCH (DOB 12/03/32)--Trustee**--P.O. Box 190, Paoli, IN 47454, President, Orange County Publishing Co., Inc. since October 1981. Retired; Publisher of the Paoli News and the Paoli Republican and Editor of the Paoli Republican from January 1981 to 1997. President, H&W Distribution, Inc., since July 1984. Executive Vice President, Trust Department, Harris Trust and Savings Bank and Chairman of the Board of Directors of The Harris Trust Company of Arizona before January 1981. Trustee of STI Classic Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Liquid Asset Trust, SEI Institutional Managed Trust, SEI International Trust, and SEI Tax Exempt Trust.



    FRANK E. MORRIS (DOB 12/30/23)--Trustee**--105 Walpole Street, Dover, MA 02030. Retired since 1990. Peter Drucker Professor of Management, Boston College, 1989-1990. President, Federal Reserve Bank of Boston, 1968-1988. Trustee of The Arbor Fund, Marquis Funds-Registered Trademark-, The Advisors' Inner Circle Fund, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Liquid Asset Trust, SEI Institutional Managed Trust, SEI International Trust, and SEI Tax Exempt Trust.



    JAMES M. STOREY (DOB 04/12/31)--Trustee**--Retired; Partner, Dechert Price & Rhoads, from September 1987-December 1993; Trustee of The Arbor Fund, Marquis Funds-Registered Trademark-, The Advisors' Inner Circle Fund, The Expedition Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Liquid Asset Trust, SEI Institutional Managed Trust, SEI International Trust, and SEI Tax Exempt Trust.



    GEORGE J. SULLIVAN, JR. (DOB 11/13/42)--Trustee**--General Partner, Teton Partners, L.P., since 1991; Chief Financial Officer, Noble Partners, L.P., since 1991; Treasurer and Clerk, Peak Asset Management, Inc., since 1991; Trustee, Navigator Securities Lending Trust, since 1995. Trustee of SEI Asset

Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Liquid Asset Trust, SEI Institutional Managed Trust, SEI International Trust, and SEI Tax Exempt Trust.



    DAVID G. LEE (DOB 04/16/52)--President and Chief Executive Officer--Senior Vice President of the Manager and Distributor since 1993. Vice President of the Manager, Administrator and Distributor, 1991-1993. President, GW Sierra Trust Funds before 1991.



    SANDRA K. ORLOW (DOB 10/18/53)--Vice President and Assistant Secretary--Vice President and Assistant Secretary of the Manager, Administrator and Distributor since 1988.



    KEVIN P. ROBINS (DOB 04/15/61)--Vice President and Assistant
Secretary--Senior Vice President, General Counsel and Assistant Secretary of SEI Investments, Senior Vice President, General Counsel and Secretary of the Manager, the Administrator and Distibutor since 1994. Vice President and Assistant Secretary of SEI Investments, the Manager, Administrator and Distributor, 1992-1994. Associate, Morgan, Lewis & Bockius LLP (law firm), 1988-1992.



    RICHARD W. GRANT (DOB 10/25/45)--Secretary--2000 One Logan Square, Philadelphia, PA 19103, Partner, Morgan, Lewis & Bockius LLP (law firm), counsel to the Trust, SEI Investments, the Manager, Administrator and Distributor.



    KATHRYN L. STANTON (DOB 11/19/58)--Vice President and Assistant Secretary--Vice President, Deputy General Counsel, Vice President and Assistant Secretary of SEI Investments, the Manager, Administrator and Distributor since 1994. General Counsel, Investment Systems and Services, since 1997. Associate, Morgan, Lewis & Bockius, LLP (law firm), 1989-1994.



    MARK E. NAGLE (DOB 10/20/59)--Controller and Chief Financial Officer--Vice President of Fund Accounting and Administration for SEI Fund Resources and the Administrator since 1996. Vice President of Fund Accounting, BISYS Fund Services 1995-1996. Senior Vice President and Site Manager, Fidelity Investments (1981-1995).



    TODD B. CIPPERMAN (DOB 02/14/66)--Vice President and Assistant Secretary--Vice President and Assistant Secretary of SEI Investments, the Manager, Administrator and the Distributor since 1995. Associate, Dewey Ballantine (law firm) (1994-1995). Associate, Winston & Strawn (law firm) (1994-1995). Associate, Winston & Strawn (law firm) (1991-1994).



    BARBARA A. NUGENT (DOB 06/18/56)--Vice President and Assistant Secretary--Vice President and Assistant Secretary of SEI Investments, the Manager, Administrator and Distributor since 1996. Associate, Drinker, Biddle & Reath (law firm). Assistant Vice President/Administration, Delaware Service Company, Inc. (1992-1993), Assistant Vice President--Operations, Delaware Service Company, Inc. (1988-1992).



    MARC H. CAHN (DOB 06/19/57)--Vice President and Assistant Secretary--Vice President and Assistant Secretary of SEI Investments, the Manager, Administrator and Distributor since 1996. Associate General Counsel, Barclays Bank PLC (1995-1996). ERISA counsel, First Fidelity Bancorporation (1994-1995), Associate, Morgan, Lewis & Bockius LLP (1989-1994).


------------------------


 * Messrs. Nesher and Doran are Trustees who may be deemed to be "interested persons" of the Trust as the term is defined in the 1940 Act.



** Messrs. Gooch, Morris, Sullivan and Storey serve as members of the Audit
   Committee of the Trust.



    The Trustees and officers of the Trust own, as a group, less than 1% of the outstanding shares of the Trust.

    Compensation of officers and affiliated Trustees of the Trust is paid by SEI Management. The Trust pays the fees for unaffiliated Trustees. For the fiscal year ended May 31, 1997, the Trust paid the following amounts to the Trustees.



                                         AGGREGATE            PENSION OR                           TOTAL COMPENSATION FROM
                                       COMPENSATION       RETIREMENT BENEFITS      ESTIMATED         REGISTRANT AND TRUST
                                      FROM REGISTRANT         ACCRUED AS             ANNUAL        COMPLEX PAID TO TRUSTEES
NAME OF                               FOR FISCAL YEAR           PART OF          BENEFITS UPON               FOR
PERSON, POSITION                       ENDED 5/31/97         FUND EXPENSES         RETIREMENT     FISCAL YEAR ENDED 5/31/97
-----------------------------------  -----------------  -----------------------  --------------   --------------------------
F. Wendell Gooch, Trustee..........      $  10,718             $       0            $      0      $92,258 for services on 8
                                                                                                    boards
Frank E. Morris, Trustee...........      $  10,718             $       0            $      0      $92,258 for services on 8
                                                                                                    boards
James M. Storey*, Trustee..........      $  10,718             $       0            $      0      $92,258 for services on 8
                                                                                                    boards
Robert A. Nesher, Trustee..........      $       0             $       0            $      0      $0 for services on 8
                                                                                                    boards
William M. Doran, Trustee..........      $       0             $       0            $      0      $0 for services on 8
                                                                                                    boards
George J. Sullivan, Trustee........      $  10,718                                                $92,258 for services on 8
                                                                                                    boards


------------------------


* Mr. Storey received a portion of such amount as compensation for service as an Honorary Trustee for the Trust prior to being elected as a Trustee on August 14, 1996.



    Mr. Edward W. Binshadler is a Trustee Emeritus of the Trust. Mr. Binshadler serves as a consultant to the Audit Committee and receives as compensation, $5,000 per Audit Committee meeting attended.


                                  PERFORMANCE


    From time to time, each Fund may advertise yield and/or total return. These figures will be based on historical earnings and are not intended to indicate future performance. The yield of a Fund refers to the annualized income generated by an investment in such Fund over a specified 30-day period. The yield is calculated by assuming that the income generated by the investment during that period generated each period over one year and is shown as a percentage of the investment. In particular, yield will be calculated according to the following formula:


       Yield = 2[(((a-b)/cd) + 1)(6)-1], where a = dividends and interest earned during the period; b = expenses accrued for the period (net of reimbursement); c = the current daily number of shares outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per share on the last day of the period.


    Actual yield will depend on such variables as asset quality, average asset maturity, the type of instruments a Fund invests in, changes in interest rates on money market instruments, changes in the expenses of the Fund and other factors. For the 30-day period ending May 31, 1997, the yields for the Large Cap, Small Cap and Core Fixed Income Funds were 1.58%, 0.82% and 6.43%, respectively.


    The total return of a Fund refers to the average compounded rate of return to a hypothetical investment for designated time periods (including, but not limited to, the period from which the Fund commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period. In particular, total return will be calculated according to the following formula:

       P(1 + T)(n) = ERV, where P = a hypothetical initial payment of $1,000; T = average annual total return; n = number of years; and ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the designated time period as of the end of such period.

    Based on the foregoing, the average annual total return for the Funds from inception through May 31, 1997 were as follows:



                                                                                          AVERAGE ANNUAL
                                                                                           TOTAL RETURN
FUND                                                                                      SINCE INCEPTION
----------------------------------------------------------------------------------------  ---------------
Large Cap Fund..........................................................................       28.22%
Small Cap Fund..........................................................................        9.18%
Core Fixed Income Fund..................................................................        8.28%
High Yield Bond Fund....................................................................         *
International Fixed Income Fund.........................................................         *
Emerging Markets Equity Fund............................................................         *
International Equity Fund...............................................................        7.56%


------------------------


* Not in operation during such period.


    The Funds may, from time to time, compare their performance to other mutual funds tracked by mutual fund rating services, to broad groups of comparable mutual funds or to unmanaged indices which may assume investment of dividends but generally do not reflect deductions for administrative and management costs.

    From time to time the Trust may include the names of clients of the Money Managers in advertisements and/or sales literature for the Trust.

                       PURCHASE AND REDEMPTION OF SHARES


    The purchase and redemption price of shares is the net asset value of each share. A Fund's securities are valued by SEI Management pursuant to valuations provided by an independent pricing service (generally the last quoted sale price). Fund securities listed on a securities exchange for which market quotations are available are valued at the last quoted sale price on each Business Day (defined as days on which the New York Stock Exchange is open for business ("Business Day")) or, if there is no such reported sale, at the most recently quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recently quoted bid price. The pricing service may also use a matrix system to determine valuations. This system considers such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.


    It is currently the Trust's policy to pay all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in kind of readily marketable securities held by a Fund in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions. However, a shareholder will at all times be entitled to aggregate cash redemptions from all Funds of the Trust during any 90-day period of up to the lesser of $250,000 or 1% of the Trust's net assets.

    A gain or loss for federal income tax purposes may be realized by a taxable shareholder upon an in-kind redemption depending upon the shareholder's basis in the shares of the Trust redeemed.


    The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period during which trading on the New York Stock Exchange is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or evaluation of the fund securities is not reasonably practicable, or for such other periods as the SEC may by order permit. The Trust also reserves the right to suspend sales of shares of the Funds for any period during which the New York Stock Exchange, the Manager, the Administrator, the Distributor, the Money Managers and/or the Custodian are not open for business. Currently, the following holidays are observed by the Trust: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.



    The securities may be traded on foreign markets on days other than Business Days or the net asset value of a Fund may be computed on days when such foreign markets are closed. In addition, foreign markets may close at times other than 4:00 p.m. Eastern time. As a consequence, the net asset value of a share of a Fund may not reflect all events that may affect the value of the Fund's foreign securities unless the Money Managers determine that such events materially affect net asset value in which case net asset value will be determined by consideration of other factors.


                                     TAXES

    The following is only a summary of certain additional federal tax considerations generally affecting the Funds and their shareholders that are not described in the Funds' Prospectus. No attempt is made to present a detailed explanation of the federal, state or local tax treatment of the Funds or their shareholders and the discussion here and in the Funds' Prospectus is not intended as a substitute for careful tax planning.

    This discussion of federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.


    Each Fund is treated as a separate entity for federal income tax purposes and is not combined with the Trust's other Funds. Each Fund intends to qualify as a regulated investment company ("RIC") under Subchapter M of the Code so that it will be relieved of federal income tax on that part of its income that is distributed to shareholders. In order to qualify for treatment as a RIC, a Fund must distribute annually to its shareholders at least 90% of its investment company taxable income (generally, net investment income plus the excess, if any, of net short-term capital gain over net long-term capital losses) ("Distribution Requirement") and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of a Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock or securities or currencies; (ii) at the close of each quarter of a Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of a Fund's assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (iii) at the close of each quarter of a Fund's taxable year, not more than 25% of the value of its assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses.


    Notwithstanding the Distribution Requirement described above, which only requires a Fund to distribute at least 90% of its annual investment company taxable income and does not require any minimum distribution of net capital gain, a Fund will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of any calendar year at least 98% of its ordinary income for that year and 98% of its capital gain net income (the excess of short- and long-term capital gain over short- and long-term capital loss) for the one-year period ending on October 31 of that year, plus certain other amounts. Each Fund intends to make sufficient distributions to avoid liability for the federal excise tax. A Fund may in certain circumstances be required to liquidate Fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the investment advisor might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of a Fund to satisfy the requirements for qualification as a RIC.

    Any gain or loss recognized on a sale, exchange or redemption of shares of a Fund by a shareholder who is not a dealer in securities will generally, for individual shareholders, be treated as a long-term capital gain or loss if the shares have been held for more than eighteen months, mid-term capital gain if the shares are held for more than twelve but not more than eighteen months, and otherwise will be treated as a short-term capital gain or loss. However, if shares on which a shareholder has received a net capital gain distribution are subsequently sold, exchanged or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the net capital gain distribution.



    Long-term capital gains are currently taxed at a maximum rate of 20%, mid-term capital gains are currently taxed at a maximum rate of 28%, and short-term capital gains are currently taxed at ordinary income tax rates.


    If a Fund fails to qualify as a RIC for any year, all of its income will be subject to federal income tax at corporate rates, and its distributions (including capital gain distributions) generally will be taxable as ordinary income dividends to its shareholders, subject to the dividends received deduction for eligible corporate shareholders.

    A Fund will be required in certain cases to withhold and remit to the United States Treasury 31% of amounts payable to any shareholder who (1) has provided the Fund either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the Internal Revenue Service for failure to properly report payments of interest or dividends, or (3) who has failed to certify to the Fund that such shareholder is not subject to backup withholding.

    Dividends and interest received by a Fund may be subject to income, withholding or other taxes imposed by foreign countries and United States possessions that would reduce the yield on a Fund's securities. Tax conventions between certain countries and the United States may reduce or eliminate these taxes. Foreign countries generally do not impose taxes on capital gains with respect to investments by foreign investors. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, a Fund will be eligible to, and will, file an election with the Internal Revenue Service that will enable shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign and United States possessions income taxes paid by a Fund. Pursuant to the election, a Fund will treat those taxes as dividends paid to its shareholders. Each shareholder will be required to include a proportionate share of those taxes in gross income as income received from a foreign source and must treat the amount so included as if the shareholder had paid the foreign tax directly. The shareholder may then either deduct the taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit (subject to significant limitations) against the shareholder's federal income tax. If a Fund makes the election, it will report annually to its shareholders the respective amounts per share of the Fund's income from sources within, and taxes paid to, foreign countries and United States possessions.

STATE TAXES

    A Fund is not liable for any income or franchise tax in Massachusetts if it qualifies as a RIC for federal income tax purposes. Distributions by a Fund to shareholders and the ownership of shares may be subject to state and local taxes. Shareholders should consult their own tax advisers regarding the affect of federal, state and local taxes in their own individual circumstances.


                             PORTFOLIO TRANSACTIONS


    Money Managers make decisions to buy or sell securities independently from one another. Thus, one Money Manager could sell a security at approximately the same time another Money Manager for the same Fund is purchasing the same type of security. In addition, when a Money Manager's services are terminated and/or a new Money Manager is retained, the new Money Manager may significantly restructure the Fund's portfolio. These practices may increase the Funds' portfolio turnover rates, realization of gains or losses, brokerage commissions and other transaction based costs.

    The Trust has no obligation to deal with any dealer or group of dealers in the execution of transactions in fund securities. Subject to policies established by the Trustees, the Money Managers are responsible for placing orders to execute Fund transactions. In placing orders, it is the Trust's policy to seek to obtain the best net results taking into account such factors as price (including the applicable dealer spread), size, type and difficulty of the transaction involved, the firm's general execution and operational facilities, and the firm's risk in positioning the securities involved. While the Money Managers generally seek reasonably competitive spreads or commissions, the Trust will not necessarily be paying the lowest spread or commission available. The Trust will not purchase fund securities from any affiliated person acting as principal except in conformity with the regulations of the SEC.

    The money market securities in which a Fund invests are traded primarily in the over-the-counter market. Bonds and debentures are usually traded over-the-counter, but may be traded on an exchange. Where possible, the Money Managers will deal directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. Money market securities are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes. The cost of executing fund securities transactions of a Fund will primarily consist of dealer spreads and underwriting commissions.

    It is expected that the Funds may execute brokerage or other agency transactions through the Distributor, a registered broker-dealer, for a commission, in conformity with the 1940 Act, the Securities Exchange Act of 1934, as amended, and rules of the SEC. Under these provisions, the Distributor is permitted to receive and retain compensation for effecting fund transactions for a Fund on an exchange. These provisions further require that commissions paid to the Distributor by the Trust for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." In addition, a Fund may direct commission business to one or more designated broker-dealers, including the Distributor, in connection with such broker-dealer's payment of certain of the Fund's expenses. The Trustees, including those who are not "interested persons" of the Trust, have adopted procedures for evaluating the reasonableness of commissions paid to the Distributor and will review these procedures periodically.

    Since the Trust does not market its shares through intermediary brokers or dealers, it is not the Trust's practice to allocate brokerage or principal business on the basis of sales of its shares which may be made through such firms. However, the Fund's Money Managers may place fund orders with qualified broker-dealers who recommend the Trust to clients, and may, when a number of brokers and dealers can provide best price and execution on a particular transaction, consider such recommendations by a broker or dealer in selecting among broker-dealers.

    The Trust does not expect to use one particular dealer, but a Fund's Money Managers may, consistent with the interests of the Fund, select brokers on the basis of the research services they provide to the Fund's Money Managers. Such services may include analysis of the business or prospects of a company, industry or economic sector or statistical and pricing services. Information so received by the Money Manager will be in addition to and not in lieu of the services required to be performed by a Fund's Money Managers under the Advisory and/or Sub-Advisory Agreements. If in the judgement of a Fund's Money Managers the Funds, or other accounts managed by the Fund's Money Managers, will be benefitted by supplemental research services, the Fund's Money Managers are authorized to pay brokerage commissions to a broker furnishing such services which are in excess of commissions which another broker may have charged for effecting the same transaction. The expenses of a Fund's Money Managers will not necessarily be reduced as a result of the receipt of such supplemental information.


    In connection with transactions effected for Funds operating within the "Manager of Managers" structure, under this policy, SIMC and the various firms that serve as money managers to certain Funds of the Trust, in the exercise of joint investment discretion over the assets of a Fund, may direct a portion of a Fund's brokerage to the Distributor. All such transactions directed to the Distributor must be accomplished in a manner that is consistent with the Trust's policy to achieve best net results, and must comply with the Trust's procedures regarding the execution of transactions through affiliated brokers.



    For the fiscal year ended May 31, 1997, the Funds paid the following brokerage fees:


                                                                                                 % OF TOTAL
                                  TOTAL $ AMOUNT     TOTAL $ AMOUNT         % OF TOTAL            BROKERED
                                   OF BROKERAGE       OF BROKERAGE           BROKERAGE          TRANSACTIONS      TOTAL $ AMOUNT
                                    COMMISSION        COMMISSIONS           COMMISSIONS       EFFECTED THROUGH     OF BROKERED
                                   PAID IN 1997    PAID TO AFFILIATES   PAID TO AFFILIATES       AFFILIATES        TRANSACTIONS
FUND                                  (000)          IN 1997 (000)            IN 1997              IN 1997           IN 1997
--------------------------------  --------------   ------------------   -------------------   -----------------   --------------
Large Cap Fund..................      $  532               $0                    0%                   0%             $717,375
Small Cap Fund..................      $  281               $0                    0%                   0%             $197,196
Core Fixed Income Fund..........      $    5               $0                    0%                   0%             $ 55,236
High Yield Bond Fund............        *                  *                     *                    *                 *
International
 Fixed Income Fund..............        *                  *                     *                    *                 *
Emerging Markets Equity Fund....        *                  *                     *                    *                 *
International Equity Fund.......      $1,818               $0                    0%                   0%             $893,767

                                      TOTAL BROKERAGE
                                        COMMISSIONS
                                  PAID TO THE DISTRIBUTOR
                                    IN CONNECTION WITH
                                   REPURCHASE AGREEMENT
FUND                               TRANSACTIONS IN 1997
--------------------------------  -----------------------
Large Cap Fund..................            $0
Small Cap Fund..................            $0
Core Fixed Income Fund..........            $0
High Yield Bond Fund............             *
International
 Fixed Income Fund..............             *
Emerging Markets Equity Fund....             *
International Equity Fund.......            $0


------------------------------


* Not in operation during such period.



    The portfolio turnover rate for each Fund for the fiscal year ended May 31, 1997 was as follows:



                                                                                 TURNOVER RATE
FUND                                                                                 1997
-------------------------------------------------------------------------------  -------------
Large Cap Fund.................................................................        71%
Small Cap Fund.................................................................       163%
Core Fixed Income Fund.........................................................       194%
High Yield Bond Fund...........................................................        *
International Fixed Income Fund................................................        *
Emerging Markets Equity Fund...................................................        *
International Equity Fund......................................................       120%


------------------------


* Not in operation during such period.



    As of May 31, 1997, the Large Cap Fund owned $908,000 of equity securities issued by Lehman Brothers; $3,509,000 of equity securities and $4,014,000 of debt securities issued by Merrill Lynch; $1,836,000 of equity securities issued by J.P. Morgan; and $402,000 of equity securities issued by Salomon Brothers. The Small Cap Fund owned $8,868,000 of debt securities issued by Merrill Lynch. The Core Fixed Income Fund owned $198,000 of equity securities issued by J.P. Morgan; $3,224,000 of equity securities and $889,000 of debt securities issued by Lehman Brothers; $1,568,000 of equity securities and $5,872,000 of debt securities issued by Merrill Lynch; $464,000 of debt securities issued by Paine Webber; and $1,257,000 of equity securities issued by Salomon Brothers.


                             DESCRIPTION OF SHARES

    The Declaration of Trust authorizes the issuance of an unlimited number of shares of each Fund, each of which represents an equal proportionate interest in that Fund. Each share upon liquidation entitles a shareholder to a pro rata share in the net assets of that Fund. Shareholders have no preemptive rights. The

Declaration of Trust provides that the Trustees of the Trust may create additional series of shares or separate classes of funds. Share certificates representing the shares will not be issued.

                       LIMITATION OF TRUSTEES' LIABILITY

    The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or administrators, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

                                     VOTING

    Where the Prospectus for the Funds or this Statement of Additional Information state that an investment limitation or a fundamental policy may not be changed without shareholder approval, such approval means the vote of (i) 67% or more of the Fund's shares present at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present or represented by Proxy, or (ii) more than 50% of the Fund's outstanding shares, whichever is less.

                             SHAREHOLDER LIABILITY

    The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a Trust could, under certain circumstances, be held personally liable as partners for the obligations of the Trust. Even if, however, the Trust were held to be a partnership, the possibility of the shareholders' incurring financial loss for that reason appears remote because the Trust's Declaration of Trust (i) contains an express disclaimer of shareholder liability for obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and (ii) provides for indemnification out of the Trust property for any shareholders held personally liable for the obligations of the Trust.

                                5% SHAREHOLDERS



    As of September 1, 1997, the following persons were the only persons who were record owners (or to the knowledge of the Trust, beneficial owners) of 5% or more of the shares of the Funds. The Trust believes that most of the shares referred to above were held by the above persons in accounts for their fiduciary, agency, or custodial customers.



ADDRESS                                                                   NUMBER OF SHARES   PERCENTAGE
------------------------------------------------------------------------  -----------------  -----------

LARGE CAP FUND:                                                             46,420,219.9470      96.33%
 Bank of America NT and SA
 Attn: Common Trust Funds Unit #8329
 PO Box 3577 Terminal Annex
 Los Angeles, CA 90051-1577

INTERNATIONAL EQUITY FUND:                                                  34,366,931.6890      89.45%
 Bank of America NT and SA
 Attn: Common Trust Funds Unit #8329
 PO Box 3577 Terminal Annex
 Los Angeles, CA 90051-1577
                                                                             2,200,499.0680       5.73%
 National Fuel Gas Retirement Fund
 c/o Marine Midland Bank--Trustee
 Attn: Joseph M. Rizzuto
 One Marine Midland Ctr--17th floor
 Buffalo, NY 14203

CORE FIXED INCOME FUND:                                                     39,296,886.0450      96.93%
 Bank of America NT and SA
 Attn: Common Trust Funds Unit #8329
 PO Box 3577 Terminal Annex
 Los Angeles, CA 90051-1577

SMALL CAP FUND:                                                             12,491,316.3870      83.58%
 Bank of America NT and SA
 Attn: Common Trust Funds Unit #8329
 PO Box 3577 Terminal Annex
 Los Angeles, CA 90051-1577
                                                                               908,408.4090       6.08%
 Pemco Aeroplex
 c/o Citybank N.A.
 Attn: Edward Flannery
 111 Wall Street
 New York, NY 10043-1000



                                    EXPERTS



    The financial statements incorporated by reference into this Statement of Additional Information have been incorporated by reference in reliance on the report of Coopers & Lybrand LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.



                              FINANCIAL STATEMENTS



    The Trust's financial statements for the fiscal year ended May 31, 1997, including notes thereto and the report of Coopers & Lybrand LLP thereon, are herein incorporated by reference from the Trust's 1997 Annual Report. A copy of the 1997 Annual Report must accompany the delivery of this Statement of Additional Information.

                      SEI INSTITUTIONAL INVESTMENTS TRUST
                           PART C. OTHER INFORMATION


ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS:

    (a) Financial Statements.


Part A: Financial Highlights

Part B: The following audited Financial Statements for the fiscal year ended May 31,
1997 and Report of Independent Public Accountants dated July 15, 1997 are incorporated by reference to the Statement of Additional Information from form N-30D filed on July
28, 1997 with Accession Number 0000935069-97-000117.

                       Statement of Net Assets
                       Statement of Assets and Liabilities
                       Statement of Operations
                       Statement of Changes in Net Assets
                       Financial Highlights
                       Notes to Financial Statements


    (b) Additional Exhibits:


(1)        Registrant's Declaration of Trust is incorporated herein by reference to
             Registrant's Registration Statement on Form N-1A (File No. 33-58041),
             filed with the Securities and Exchange Commission ("SEC") on March 10,
             1995.
(2)        Registrant's By-Laws are incorporated herein by reference to Registrant's
             Registration Statement on Form N-1A (File No. 33-58041), filed with the
             SEC on March 10, 1995.
(2)(a)     Amended By-Laws are filed herewith.
(3)        Not Applicable.
(4)        Not Applicable.
(5)(a)     Investment Advisory Agreement between the Trust and SEI Investments
             Management Corporation ("SIMC") (formerly "SEI Financial Management
             Corporation") as previously filed with Registrant's Pre-Effective
             Amendment No. 2 on Form N-1A (File No. 33-58041), filed with the SEC on
             June 7, 1996 is filed herewith.
(5)(b)     Form of Investment Sub-Advisory Agreement between SIMC and 1838 Investment
             Advisors, L.P. with respect to the Trust's Small Cap Fund as previously filed with Registrant's Pre-Effective Amendment No. 1 on Form N-1A (File
             No. 33-58041), filed with the SEC on April 26, 1996 is filed herewith.
(5)(c)     Investment Sub-Advisory Agreement between SIMC and Acadian Asset Management,
             L.P. with respect to the Trust's International Equity Fund as previously filed with Registrant's Pre-Effective Amendment No. 1 on Form N-1A (File
             No. 33-58041), filed with the SEC on April 26, 1996 is filed herewith.
(5)(d)     Investment Sub-Advisory Agreement between SIMC and Alliance Capital
             Management L.P. with respect to the Trust's Large Cap Fund as previously filed with Registrant's Pre-Effective Amendment No. 1 on Form N-1A (File
             No. 33-58041), filed with the SEC on April 26, 1996 is filed herewith.
(5)(e)     Form of Investment Sub-Advisory Agreement between SIMC and Apodaca-Johnston
             Capital Management, Inc. with respect to the Trust's Small Cap Fund is incorporated herein by reference to Registrant's Pre-Effective Amendment
             No. 1 on Form N-1A (File No. 33-58041), as previously filed with the SEC on April 26, 1996.

(5)(f)     Investment Sub-Advisory Agreement between SIMC and BEA Associates with respect to the High Yield Bond Fund as previously filed with Registrant's
             Pre-Effective Amendment No. 1 on Form N-1A (File No. 33-58041), filed with the SEC on April 26, 1996 is filed herewith.
(5)(g)     Investment Sub-Advisory Agreement between SIMC and BlackRock Financial
             Management, Inc. with respect to the Core Fixed Income Fund as previously filed with Registrant's Pre-Effective Amendment No. 1 on Form N-1A (File
             No. 33-58041), filed with the SEC on April 26, 1996 is filed herewith.
(5)(h)     Investment Sub-Advisory Agreement between SIMC and Boston Partners Asset
             Management, L.P. with respect to the Small Cap Fund as previously filed with Registrant's Pre-Effective Amendment No. 1 on Form N-1A (File No.
             33-58041), filed with the SEC on April 26, 1996 is filed herewith.
(5)(i)     Investment Sub-Advisory Agreement between SIMC and Firstar Investment
             Research & Management Company with respect to the Core Fixed Income Fund as previously filed with Registrant's Pre-Effective Amendment No. 1 on
             Form N-1A (File No. 33-58041), filed with the SEC on April 26, 1996 is filed herewith.
(5)(j)     Investment Sub-Advisory Agreement between SIMC and American Express Asset
             Management Group, Inc. (formerly "IDS Advisory Group, L.P.") with respect to the Trust's Large Cap Fund as previously filed with Registrant's
             Pre-Effective Amendment No. 1 on Form N-1A (File No. 33-58041), filed with the SEC on April 26, 1996 is filed herewith.
(5)(k)     Investment Sub-Advisory Agreement between SIMC and LSV Asset Management with respect to the Trust's Large Cap and Small Cap Funds as previously filed with Registrant's Pre-Effective Amendment No. 1 on Form N-1A (File No.
             33-58041), filed with the SEC on April 26, 1996 is filed herewith.
(5)(l)     Investment Sub-Advisory Agreement between SIMC and Mellon Equity Associates with respect to the Large Cap Fund as previously filed with Registrant's
             Pre-Effective Amendment No. 1 on Form N-1A (File No. 33-58041), filed with the SEC on April 26, 1996 is filed herewith.
(5)(m)     Investment Sub-Advisory Agreement between SIMC and Pacific Alliance Capital
             Management (formerly "MERUS-UCA Capital Management") with respect to the
             Large Cap Fund as previously filed with Registrant's Pre-Effective
             Amendment No. 1 on Form N-1A (File No. 33-58041), filed with the SEC on
             April 26, 1996 is filed herewith.
(5)(n)     Investment Sub-Advisory Agreement between SIMC and Montgomery Asset
             Management, L.P. with respect to the Emerging Markets Equity Fund as previously filed with Registrant's Pre-Effective Amendment No. 1 on Form
             N-1A (File No. 33-58041), filed with the SEC on April 26, 1996 is filed herewith.
(5)(o)     Form of Investment Sub-Advisory Agreement between SIMC and Morgan Grenfell
             Investment Services Limited with respect to the International Equity Fund is incorporated herein by reference to Registrant's Pre-Effective
             Amendment No. 1 on Form N-1A (File No. 33-58041), as previously filed with the SEC on April 26, 1996.
(5)(p)     Investment Sub-Advisory Agreement between SIMC and Nicholas-Applegate
             Capital Management, Inc. with respect to the Small Cap Fund as previously filed with Registrant's Pre-Effective Amendment No. 1 on Form N-1A (File
             No. 33-58041), filed with the SEC on April 26, 1996 is filed herewith.
(5)(q)     Investment Sub-Advisory Agreement between SIMC and Provident Investment
             Counsel, Inc. with respect to the Large Cap Fund as previously filed with
             Registrant's Pre-Effective Amendment No. 1 on Form N-1A (File No.
             33-58041), filed with the SEC on April 26, 1996 is filed herewith.

(5)(r)     Form of Investment Sub-Advisory Agreement between SIMC and Schroder Capital
             Management International Limited with respect to the International Equity
             Fund is incorporated herein by reference to Registrant's Pre-Effective
             Amendment No. 1 on Form N-1A (File No. 33-58041), as previously filed with the SEC on April 26, 1996.
(5)(s)     Investment Sub-Advisory Agreement between SIMC and Strategic Fixed Income
             L.P. with respect to the International Fixed Income Fund as previously filed with Registrant's Pre-Effective Amendment No. 1 on Form N-1A (File
             No. 33-58041), filed with the SEC on April 26, 1996 is filed herewith.
(5)(t)     Investment Sub-Advisory Agreement between SIMC and Wall Street Associates with respect to the Small Cap Fund as previously filed with Registrant's
             Pre-Effective Amendment No. 1 on Form N-1A (File No. 33-58041), filed with the SEC on April 26, 1996 is filed herewith.
(5)(u)     Investment Sub-Advisory Agreement between SIMC and Western Asset Management
             Company with respect to the Core Fixed Income Fund as previously filed with Registrant's Pre-Effective Amendment No. 1 on Form N-1A (File No.
             33-58041), filed with the SEC on April 26, 1996 is filed herewith.
(5)(v)     Investment Sub-Advisory Agreement between SIMC and First of America
             Investment Corporation with respect to the Small Cap Fund as previously filed as Exhibit (5)(w) with Registrant's Pre-Effective Amendment No. 2 on
             Form N-1A (File No. 33-58041), filed with the SEC on June 7, 1996 is filed herewith.
(5)(w)     Investment Sub-Advisory Agreement between SIMC and Farrell Wako Global
             Investment Management, Inc. with respect to the International Equity Fund as previously filed as Exhibit (5)(x) with Registrant's Pre-Effective
             Amendment No. 2 on Form N-1A (File No. 33-58041), filed with the SEC on
             June 7, 1996 is filed herewith.
(5)(x)     Investment Sub-Advisory Agreement between SIMC and Seligman Henderson Co.
             with respect to the International Equity Fund as previously filed as
             Exhibit (5)(y) with Registrant's Pre-Effective Amendment No. 2 on Form
             N-1A (File No. 33-58041), filed with the SEC on June 7, 1996 is filed herewith.
(5)(y)     Investment Sub-Advisory Agreement between SIMC and Yamaichi Capital
             Management, Inc. with respect to the International Equity Fund as previously filed as Exhibit (5)(z) with Registrant's Pre-Effective
             Amendment No. 2 on Form N-1A (File No. 33-58041), filed with the SEC on
             June 7, 1996.
(5)(z)     Investment Sub-Advisory Agreement between SIMC and Coronation Asset
             Management (Proprietary) Limited with respect to the Emerging Markets
             Equity Fund is incorporated herein by reference as Exhibit (5)(aa) to
             Registrant's Post-Effective Amendment No. 1 on Form N-1A (File No.
             33-58041), filed with the SEC on December 30, 1996.
(5)(aa)    Investment Sub-Advisory Agreement between SIMC and Furman Selz Capital
             Management LLC with respect to the Small Cap Fund as previously filed as
             Exhibit (5)(bb) to Registrant's Post-Effective Amendment No. 1 on Form
             N-1A (File No. 33-58041), filed with the SEC on December 30, 1996 is filed herewith.
(5)(bb)    Investment Sub-Advisory Agreement between SIMC and Lazard London
             International Investment Management Limited with respect to the
             International Equity Fund as previously filed as Exhibit (5)(cc) to
             Registrant's Post-Effective Amendment No. 1 on Form N-1A (File No.
             33-58041), filed with the SEC on December 30, 1996 is filed herewith.
(5)(cc)    Investment Sub-Advisory Agreement between SIMC and Parametric Portfolio
             Associates with respect to the Emerging Markets Equity Fund is incorporated herein by reference as Exhibit (5)(dd) to Registrant's
             Post-Effective Amendment No. 1 on Form N-1A (File No. 33-58041), filed with the SEC on December 30, 1996.

(5)(dd)    Investment Sub-Advisory Agreement between SIMC and Yamaichi Capital
             Management, Inc. And Yamaichi Capital Management (Singapore) Limited with respect to the International Equity Fund is incorporated herein by reference as Exhibit (5)(ee) to Registrant's Post-Effective Amendment No.
             1 on Form N-1A (File No. 33-58041), filed with the SEC on December 30,
             1996.
(5)(ee)    Schedule B dated January 1, 1997 to the Trust's Sub-Advisory Agreement dated
             June 14, 1996 between SIMC and LSV Asset Management is filed herewith.
(6)        Distribution Agreement between the Trust and SEI Investments Distribution
             Co. (formerly "SEI Financial Services Company") as previously filed with
             Registrant's Pre-Effective Amendment No. 1 on Form N-1A (File No.
             33-58041), filed with the SEC on April 26, 1996 is filed herewith.
(7)        Not Applicable.
(8)        Custodian Agreement between the Trust and CoreStates Bank, N.A. with respect to the Trust's Large Cap, Small Cap, Core Fixed Income and High Yield Bond
             Funds as previously filed with Registrant's Pre-Effective Amendment No. 2 on Form N-1A (File No. 33-58041), filed with the SEC on June 7, 1996 is filed herewith.
(8)(a)     Custodian Agreement between the Trust and State Street Bank and Trust
             Company is filed herewith.
(9)(a)     Administration Agreement dated June 14, 1996 between the Trust and SEI Fund
             Management as previously filed with Registrant's Pre-Effective Amendment
             No. 1 on Form N-1A (File No. 33-58041), filed with the SEC on April 26,
             1996 is filed herewith.
(10)       Opinion and Consent of Counsel is incorporated herein by reference to
             Registrant's Pre-Effective Amendment No. 2 on Form N-1A (File No.
             33-58041), filed with the SEC on June 7, 1996.
(11)       Consent of Independent Public Accountants is filed herewith.
(12)       Not Applicable.
(13)       Not Applicable.
(14)       Not Applicable.
(15)       Not Applicable.
(16)       Performance Quotation Computation is incorporated herein by reference to
             Registrant's Pre-Effective Amendment No. 2 on Form N-1A (File No.
             33-58041), filed with the SEC on June 7, 1996.
(17)       Financial Data Schedules for the Large Cap, Small Cap, Core Fixed Income and
             International Equity Funds are filed herewith.
(24)       Powers of Attorney for Robert A. Nesher, William M. Doran, George J.
             Sullivan, Jr., F. Wendell Gooch, Mark E. Nagle, James M. Storey, David G.
             Lee and Frank E. Morris are filed herewith.



ITEM 25.



    See the Prospectus and Statement of Additional Information filed herewith regarding the Trust's control relationships. The Administrator is a subsidiary of SEI Investments Company which also controls the Distributor of the Registrant, SEI Investments Distribution Co., and other corporations engaged in providing various financial and record keeping services, primarily to bank trust departments, pension plan sponsors, and investment managers.

ITEM 26.  NUMBER OF HOLDERS OF SECURITIES:


    The number of record holders as of September 1, 1997:



                                                                                      NUMBER OF
                                                                                       RECORD
TITLE OF CLASS                                                                         HOLDERS
----------------------------------------------------------------------------------  -------------
Large Cap Fund....................................................................            7
Small Cap Fund....................................................................            9
Core Fixed Income Fund............................................................            7
High Yield Bond Fund..............................................................          N/A
International Fixed Income Fund...................................................          N/A
Emerging Markets Equity Fund......................................................          N/A
International Equity Fund.........................................................            9


ITEM 27.  INDEMNIFICATION:

    Article VIII of the Agreement and Declaration of Trust is filed as Exhibit 1 to the Registration Statement. Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, directors, officers and controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, directors, officers or controlling persons of the Registrant in connection with the successful defense of any act, suite or proceeding) is asserted by such trustees, directors, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

ITEM 28.  BUSINESS AND OTHER CONNECTIONS OF MONEY MANAGERS:

    Other business, profession, vocation, or employment of a substantial nature in which each director or principal officer of each Money Manager is or has been, at any time during the last two fiscal years, engaged for his own account or in the capacity of director, officer, employee, partner or trustee are as follows:

1838 INVESTMENT ADVISORS, L.P.

    1838 Investment Advisors L.P. ("1838") is a money manager for the Registrant's Small Cap Fund. The principal business address of 1838 is 5 Radnor Corporate Center, 100 Matsonford Road, Suite 320, Radnor, Pennsylvania 19087. 1838 is an investment money manager registered under the Advisers Act.

    The list required by this Item 28 of officers and directors of 1838, together with information as to any other business, profession, vocation or employment of substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by 1838 pursuant to the Advisers Act (SEC File No. 801-33025).

ACADIAN ASSET MANAGEMENT, INC.

    Acadian Asset Management, Inc. ("Acadian") is a money manager for the Registrant's International Equity Fund. The principal business address of Acadian is 260 Franklin Street, Boston, Massachusetts 02110. Acadian is an investment money manager registered under the Advisers Act.

    The list required by this Item 28 of officers and directors of Acadian, together with information as to any other business, profession, vocation or employment of substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by Acadian pursuant to the Advisers Act (SEC File No. 28078).


ALLIANCE CAPITAL MANAGEMENT L.P.


    Alliance Capital Management L.P. ("Alliance") is a money manager for the Registrant's Large Cap Fund. The principal business address of Alliance is 1345 Avenue of the Americas, New York, New York 10105. Alliance is an investment money manager registered under the Advisers Act.

    The list required by this Item 28 of officers and directors of Alliance, together with information as to any other business, profession, vocation or employment of substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by Alliance pursuant to the Advisers Act (SEC File No. 801-32361).


AMERICAN EXPRESS ASSET MANAGEMENT GROUP INC. (FORMERLY "IDS ADVISORY GROUP
  INC.")



    American Express Asset Management Group Inc. ("AEAMG") is a money manager for the Registrant's Large Cap Fund. The principal business address of AEAMG is IDS Tower 10, Minneapolis, Minnesota 55400-0010. AEAMG is an investment money manager registered under the Advisers Act.



    The list required by this Item 28 of officers and directors of AEAMG, together with information as to any other business, profession, vocation or employment of substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by AEAMG pursuant to the Advisers Act (SEC File No. 801-25943).


BEA ASSOCIATES

    BEA Associates ("BEA") is the money manager for the Registrant's High Yield Fund. The principal business address of BEA is One Citicorp Center, 153 East 53rd Street, New York, New York 10022. BEA is an investment money manager registered under the Advisers Act.

    The list required by this Item 28 of officers and directors of BEA, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by BEA pursuant to the Advisers Act (SEC File No. 801-37170).

BLACKROCK FINANCIAL MANAGEMENT, INC.

    BlackRock Financial Management, Inc. ("BlackRock") is a money manager for the Registrant's Core Fixed Income Fund. The principal business address of BlackRock is 345 Park Avenue, 29th Floor, New York, New York 10154. BlackRock is an investment money manager registered under the Advisers Act.

    The list required by this Item 28 of officers and directors of BlackRock, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by BlackRock pursuant to the Advisers Act (SEC File No. 801-48433).

BOSTON PARTNERS ASSET MANAGEMENT, L.P.

    Boston Partners Asset Management, L.P. ("BPAM") is a money manager for the Registrant's Small Cap Fund. The principal business address of BPAM is One Financial Center, 43rd Floor, Boston, Massachusetts 02111. BPAM is an investment money manager registered under the Advisers Act.

    The list required by this Item 28 of officers and directors of BPAM, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by BPAM pursuant to the Advisers Act (SEC File No. 801-49059).

CORONATION ASSET MANAGEMENT (PROPRIETARY) LIMITED

    Coronation Asset Management (Proprietary) Limited ("Coronation") is a money manager for the Registrant's Emerging Markets Equity Fund. The principal business address of Coronation is 80 Strand Street, Cape Town, South Africa 8001. Coronation is an investment money manager registered under the Advisers Act.

    The list required by this Item 28 of officers and directors of Coronation, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by Coronation pursuant to the Advisers Act (SEC File No. 801-52830).

FARRELL WAKO GLOBAL INVESTMENT MANAGEMENT COMPANY, INC.

    Farrell Wako Global Investment Management Company, Inc. ("Farrell Wako") is a money manager for the Registrant's International Equity Fund. The principal business address of Farrell Wako is 780 Third Avenue, New York, New York 10017. Farrell Wako is an investment money manager registered under the Advisers Act.

    The list required by this Item 28 of officers and directors of Farrell Wako, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by Farrell Wako pursuant to the Advisers Act (SEC File No. 801-41830).


FIRST OF AMERICA INVESTMENT CORPORATION



    First of America Investment Corporation ("First America") is a money manager for the Registrant's Small Cap Fund. The principal business address of First America is 303 North Rose Street, Suite 500, Kalamazoo, Michigan 49007. First America is an investment money manager registered under the Advisers Act.



    The list required by this Item 28 of officers and directors of First America, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by First America pursuant to the Advisers Act (SEC File No. 801-446).



FIRSTAR INVESTMENT RESEARCH & MANAGEMENT COMPANY, LLC



    Firstar Investment Research & Management Company, LLC ("FIRMCO") is a money manager for the Registrant's Core Fixed Income Fund. The principal business address of FIRMCO is 777 East Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin 53202. FIRMCO is an investment money manager registered under the Advisers Act.


    The list required by this Item 28 of officers and directors of FIRMCO, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by FIRMCO pursuant to the Advisers Act (SEC File No. 801-28084).

FURMAN SELZ CAPITAL MANAGEMENT LLC


    Furman Selz Capital Management LLC ("Furman Selz") is a money manager for the Registrant's Small Cap Fund. The principal business address of Furman Selz is 230 Park Avenue, New York, NY 10169. Furman Selz is an investment money manager registered under the Advisers Act.


    The list required by this Item 28 of officers and directors of Furman Selz, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by Furman Selz pursuant to the Advisers Act (SEC File No. 801-20737).


LAZARD LONDON INTERNATIONAL INVESTMENT MANAGEMENT LIMITED

    Lazard London International Investment Management Limited ("Lazard") is a money manager for the Registrant's International Equity Fund. The principal business address of Lazard is 21 Moorfields London, England, EC2P 2HT. Lazard is an investment money manager registered under the Advisers Act.

    The list required by this Item 28 of officers and directors of Lazard, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by Lazard pursuant to the Advisers Act (SEC File No. 801-15430).

LSV ASSET MANAGEMENT


    LSV Asset Management ("LSV") is a money manager for the Registrant's Large Cap and Small Cap Funds. The principal business address of LSV is 181 West Madison Street, Chicago, Illinois 60602. LSV is an investment money manager registered under the Advisers Act.


    The list required by this Item 28 of officers and directors of LSV, together with information as to any other business, profession, vocation or employment of substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by LSV pursuant to the Advisers Act (SEC File No. 801-38734).

MELLON EQUITY ASSOCIATES


    Mellon Equity Associates ("Mellon Equity") is a money manager for the Registrant's Large Cap Fund. The principal business address of Mellon Equity is 500 Grant Street, Suite 3700, Pittsburgh, PA 15258. Mellon Equity is an investment money manager registered under the Advisers Act.



    The list required by this Item 28 of officers and directors of Mellon Equity, together with information as to any other business, profession, vocation or employment of substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedule A and D of Form ADV filed by Mellon Equity pursuant to the Advisers Act (SEC File No. 801-28692).



MONTGOMERY ASSET MANAGEMENT, LLC



    Montgomery Asset Management, LLC ("MAM") is a money manager for the Registrant's Emerging Markets Equity Fund. The principal business address of MAM is 600 Montgomery Street, San Francisco, California 94111. MAM is an investment money manager registered under the Advisers Act.



    The list required by this Item 28 of officers and directors of MAM, together with information as to any other business, profession, vocation or employment of substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by MAM pursuant to the Advisers Act (SEC File No. 801-36790).

NICHOLAS-APPLEGATE CAPITAL MANAGEMENT, INC.

    Nicholas-Applegate Capital Management, Inc. ("Nicholas-Applegate") is a money manager for the Registrant's Small Cap Fund. The principal business address of Nicholas-Applegate is 600 West Broadway, 29th Floor, San Diego, California 92101. Nicholas-Applegate is an investment money manager registered under the Advisers Act.

    The list required by this Item 28 of officers and directors of Nicholas-Applegate, together with information as to any other business, profession, vocation or employment of substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by Nicholas-Applegate pursuant to the Advisers Act (SEC File No. 801-21442).

PACIFIC ALLIANCE CAPITAL MANAGEMENT


    Pacific Alliance Capital Management ("Pacific Alliance") is a money manager for the Registrant's Large Cap Fund. The principal business address of Pacific Alliance is 475 Sansome Street, San Francisco, California 94111. Pacific Alliance is a division of Union Bank of California, N.A. and is exempt from registration under the Advisers Act.


             NAME AND POSITION
          WITH INVESTMENT ADVISER                  NAME OF OTHER COMPANY           CONNECTION WITH OTHER COMPANY
-------------------------------------------  ----------------------------------  ---------------------------------
Stanley F. Farrar                            Sullivan & Cromwell                 Partner
  Director of Adviser

Kazuo Ibuki                                  The Mitsubishi Bank Limited         Chairman
  Director

Raymond E. Miles                             Univ. of California School of Bus.  Dean
  Director of Adviser                          Admin.

J. Fernado Niedbla                           Infotec Development, Inc.           Chairman & CEO
  Director of Adviser

Hiroo Nozawa                                 BanCal Tri-State Corporation        Chairman, President & CEO
  Director of Adviser Chairman, President &
  CEO

Carl W. Robertson                            Warland Investments Company         Managing Director
  Director of Adviser

Paul W. Steere                               Bogle & Gates                       Partner
  Director of Adviser

Charles R. Scott                             Intermark, Inc.                     President & CEO
  Director of Adviser

Henry T. Swigert                             ESCO Corporation                    Chairman
  Director of Adviser

Yasuyuki Hirai                               The Mitsubishi Bank                                --
  Director of Adviser,
  Chief Executive Officer

Minoru Noda                                                  --                                 --
  Director of Adviser, Vice Chairman Credit
  & Finance

Samuel L. Williams                           Hufstedler, Miller                  Partner
  Director of Adviser                          Kaus & Beardsley

             NAME AND POSITION
          WITH INVESTMENT ADVISER                  NAME OF OTHER COMPANY           CONNECTION WITH OTHER COMPANY
-------------------------------------------  ----------------------------------  ---------------------------------
Roy A. Henderson                                             --                                 --
  Director of Advisor,
  Chairman, Regional Banking

Takejiro Sneyoshi                            MBL New York Branch                 Director & General Manager
  Director of Adviser

Peter R. Butcher                                             --                                 --
  Executive Vice President
  Chief Credit Officer

David W. Ehlers                                              --                                 --
  Executive Vice President
  Chief Financial Officer

Michael Spilsbury                                            --                                 --
  Executive Vice President
  Resources & Services Sector

William R. Sweet                                             --                                 --
  Executive Vice President
  Wholesale & International Group

James M. Castro                                              --                                 --
  Secretary

Luke Mazur                                                   --                                 --
  Senior Vice President & Manager

PARAMETRIC PORTFOLIO ASSOCIATES

    Parametric Portfolio Associates ("Parametric") is a money manager for the Registrant's Emerging Markets Equity Fund. The principal business address of Parametric is 700 Newport Center Drive, Newport Beach, CA 92660. Parametric is an investment money manager registered under the Advisers Act.

    The list required by this Item 28 of officers and directors of Parametric together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by Parametric pursuant to the Advisers Act (SEC File No. 801-48184).

PROVIDENT INVESTMENT COUNSEL, INC.

    Provident Investment Counsel, Inc. ("Provident") is a money manager for the Registrant's Large Cap Fund. The principal business address of Provident is 300 North Lake Avenue, Pasadena, CA 91101. Provident is an investment money manager registered under the Advisers Act.

    The list required by this Item 28 of officers and directors of Provident, together with information as to any other business, profession, vocation or employment of substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by Provident pursuant to the Advisers Act (SEC File No. 801-47993).


SEI INVESTMENTS MANAGEMENT CORPORATION



    SEI Investments Management Corporation ("SIMC") is the money manager for the Large Cap, Small Cap, Core Fixed Income, High Yield Bond, International Fixed Income, Emerging Markets Equity and

International Equity Funds. The principal address of SIMC is Oaks, Pennsylvania 19456. SIMC is an investment money manager registered under the Advisers Act.



    The list required by this Item 28 of officers and directors of SIMC, together with information as to any other business profession, vocation, or employment of a substantial nature engaged in by such officers and directors during the past two years is incorporated by reference to Schedules A and D of Form ADV filed by SIMC to the Advisers Act (SEC File No. 801-24593).


SELIGMAN HENDERSON CO.

    Seligman Henderson Co. is a money manager for the Registrant's International Equity Fund. The principal business address of Seligman Henderson Co. is 100 Park Avenue, New York, New York 10017. Seligman Henderson Co. is an investment money manager registered under the Advisers Act.

    The list required by this Item 28 of officers and directors of Seligman Henderson Co., together with information as to any other business profession, vocation, or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by Seligman Henderson Co. pursuant to the Advisers Act (SEC File No. 801-40670).


STRATEGIC FIXED INCOME, L.P.



    Strategic Fixed Income, L.P. ("SFI") is a money manager for the Registrant's International Fixed Income Fund. The principal business address of SFI is 1001 Nineteenth Street North, 17th Floor, Arlington, Virginia 22209. SFI is an investment money manager registered under the Advisers Act.



    The list required by this Item 28 of officers and directors of SFI, together with information as to any other business, profession, vocation or employment of substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by SFI pursuant to the Advisers Act (SEC File No. 801-38734).


WALL STREET ASSOCIATES

    Wall Street Associates ("WSA") is a money manager for the Registrant's Small Cap Fund. The principal address for WSA is 1200 Prospect Street, Suite 100, La Jolla, California 92037. WSA is an investment money manager registered under the Advisers Act.

    The list required by this Item 28 of officers and directors of WSA, together with information as to any other business, profession, vocation or employment of substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by WSA pursuant to the Advisers Act (SEC File No. 801-30019).

WESTERN ASSET MANAGEMENT COMPANY

    Western Asset Management Company ("Western") is a money manager for the Registrant's Core Fixed Income Fund. The principal business address of Western is 117 East Colorado Boulevard, Pasadena, California 91105. Western is an investment money manager registered under the Advisers Act.

    The list required by this Item 28 of officers and directors of Western, together with information as to any other business, profession, vocation or employment of substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by Western pursuant to the Advisers Act (SEC File No. 801-08162).


YAMAICHI CAPITAL MANAGEMENT, INC. AND YAMAICHI CAPITAL MANAGEMENT (SINGAPORE)
  LIMITED



    Yamaichi Capital Management, Inc. ("Yamaichi") and Yamaichi Capital Management (Singapore) Limited ("YCMS") jointly serve as money manager for the Registrant's International Equity and Emerging

Markets Equity Funds. The principal business address of Yamaichi is 2 World Trade Center, Suite 9828, New York, NY 10048. The principal address of YCMS is 138 Robinson Road, #13-01/05, Hong Leong Centre, Singapore 068906.



    The list required by this Item 28 of officers and directors of Yamaichi and YCMS, together with information as to any other business, profession, vocation or employment of substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by Yamaichi and YCMS pursuant to the Advisers Act (SEC File Nos. 801-15955 and 801-44118, respectively).


ITEM 29.  PRINCIPAL UNDERWRITERS:

    (a) Furnish the name of each investment company (other than the Registrant) for which each principal underwriter currently distributing the securities of the Registrant also acts as a principal underwriter, distributor or investment adviser.


    Registrant's distributor, SEI Investments Distribution Co. (the "Distributor"), acts as distributor for:



SEI Daily Income Trust                              July 15, 1982
SEI Liquid Asset Trust                              November 29, 1982
SEI Tax Exempt Trust                                December 3, 1982
SEI Index Funds                                     July 10, 1985
SEI Institutional Managed Trust                     January 22, 1987
SEI International Trust                             August 30, 1988
The Advisors' Inner Circle Fund                     November 14, 1991
The Pillar Funds                                    February 28, 1992
CUFUND                                              May 1, 1992
STI Classic Funds                                   May 29, 1992
CoreFunds, Inc.                                     October 30, 1992
First American Funds, Inc.                          November 1, 1992
First American Investment Funds, Inc.               November 1, 1992
The Arbor Fund                                      January 28, 1993
Boston 1784 Funds-Registered Trademark-             June 1, 1993
The PBHG Funds, Inc.                                July 16, 1993
Marquis Funds-Registered Trademark-                 August 17, 1993
Morgan Grenfell Investment Trust                    January 3, 1994
The Achievement Funds Trust                         December 27, 1994
Bishop Street Funds                                 January 27, 1995
CrestFunds, Inc.                                    March 1, 1995
STI Classic Variable Trust                          August 18, 1995
ARK Funds                                           November 1, 1995
Monitor Funds                                       January 11, 1996
FMB Funds, Inc.                                     March 1, 1996
SEI Asset Allocation Trust                          April 1, 1996
TIP Funds                                           April 28, 1996
First American Strategy Funds, Inc.                 October 1, 1996
HighMark Funds                                      February 15, 1997
Armada Funds                                        March 8, 1997
PBHG Insurance Series Fund, Inc.                    April 1, 1997
The Expedition Funds                                June 9, 1997



    The Distributor provides numerous financial services to investment managers, pension plan sponsors, and bank trust departments. These services include portfolio evaluation, performance measurement and consulting services ("Funds Evaluation") and automated execution, clearing and settlement of securities transactions ("MarketLink").



    (b) Furnish the Information required by the following table with respect to each director, officer or partner of each principal underwriter named in the answer to Item 21 of Part B. Unless otherwise noted, the business address of each director or officer is Oaks, PA 19456.



                                                  POSITION AND OFFICE                     POSITIONS AND OFFICES
             NAME                                  WITH UNDERWRITER                          WITH REGISTRANT
------------------------------  -------------------------------------------------------  ------------------------
Alfred P. West, Jr.             Director, Chairman & Chief Executive Officer                        --

Henry H. Greer                  Director, President & Chief Operating Officer                       --

Carmen V. Romeo                 Director, Executive Vice President & President--                    --
                                  Investment Advisory Group

Gilbert L. Beebower             Executive Vice President                                            --

Richard B. Lieb                 Executive Vice President, President--Investment                     --
                                  Services Division

Dennis J. McGonigle             Executive Vice President                                            --

Leo J. Dolan, Jr.               Senior Vice President                                               --

Carl A. Guarino                 Senior Vice President                                               --

Larry Hutchison                 Senior Vice President                                               --

David G. Lee                    Senior Vice President                                    President & Chief
                                                                                           Executive Officer

Jack May                        Senior Vice President                                               --

A. Keith McDowell               Senior Vice President                                               --

Hartland J. McKeown             Senior Vice President                                               --

Barbara J. Moore                Senior Vice President                                               --

Kevin P. Robins                 Senior Vice President, General Counsel & Secretary       Vice President &
                                                                                           Assistant Secretary

Robert Wagner                   Senior Vice President                                               --

Patrick K. Walsh                Senior Vice President                                               --

Robert Aller                    Vice President                                                      --

Marc H. Cahn                    Vice President & Assistant Secretary                     Vice President &
                                                                                           Assistant Secretary

Gordon W. Carpenter             Vice President                                                      --

Todd Cipperman                  Vice President & Assistant Secretary                     Vice President &
                                                                                           Assistant Secretary

Robert Crudup                   Vice President & Managing Director                                  --

Barbara Doyne                   Vice President                                                      --

Jeff Drennen                    Vice President                                                      --

Vic Galef                       Vice President & Managing Director                                  --

Kathy Heilig                    Vice President & Treasurer                                          --

Michael Kantor                  Vice President                                                      --

Samuel King                     Vice President                                                      --

                                                  POSITION AND OFFICE                     POSITIONS AND OFFICES
             NAME                                  WITH UNDERWRITER                          WITH REGISTRANT
------------------------------  -------------------------------------------------------  ------------------------
Kim Kirk                        Vice President & Managing Director                                  --

John Krzeminski                 Vice President & Managing Director                                  --

Carolyn McLaurin                Vice President & Managing Director                                  --

W. Kelso Morrill                Vice President                                                      --

Joanne Nelson                   Vice President                                                      --

Barbara A. Nugent               Vice President & Assistant Secretary                     Vice President &
                                                                                           Assistant Secretary

Sandra K. Orlow                 Vice President & Assistant Secretary                     Vice President &
                                                                                           Assistant Secretary

Cynthia M. Parrish              Vice President & Assistant Secretary                                --

Donald Pepin                    Vice President & Managing Director                                  --

Kim Rainey                      Vice President                                                      --

Mark Samuels                    Vice President & Managing Director                                  --

Steve Smith                     Vice President                                                      --

Daniel Spaventa                 Vice President                                                      --

Kathryn L. Stanton              Vice President & Assistant Secretary                     Vice President &
                                                                                           Assistant Secretary

Wayne M. Withrow                Vice President & Managing Director                                  --

James Dougherty                 Director of Brokerage Services                                      --


ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS:

    Books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules promulgated thereunder, are maintained as follows:

        (a) With respect to Rules 31a-1(a); 31a-1(b)(1); (2)(a) and (b); (3);
    (6); (8); (12); and 31a-1(d), the required books and records are maintained at the offices of Registrant's Custodians:

           CoreStates Bank, N.A.
           Broad and Chestnut Streets
           P.O. Box 7618
           Philadelphia, PA 19101

           State Street Bank and Trust Company
           225 Franklin Street
           Boston, MA 02110


         (b)/(c) With respect to Rules 31a-1(a); 31a-1(b)(1),(4); (2)(C) and
    (D); (4); (5); (6); (8); (9); (10); (11); and 31a-1(f), the required books and records are maintained at the offices of Registrant's Administrator:



           SEI Fund Management
           Oaks, PA 19456

        (c) With respect to Rules 31a-1(b)(5),(6),(9) and 10 and 31a-1(f), the required books and records are maintained at the principal offices of the Registrant's Money Managers:

           1838 Investment Advisors, L.P.
           5 Radnor Corporate Center
           100 Matsonford Road
           Suite 320
           Radnor, Pennsylvania 19087

           Acadian Asset Management
           260 Franklin Street
           Boston, Massachusetts 02110


           Alliance Capital Management L.P.
           1345 Avenue of the Americas
           New York, New York 10105



           American Express Asset Management Group Inc.
           IDS Tower 10
           Minneapolis, Minnesota 55400-0010


           BEA Associates
           One Citicorp Center
           153 East 53rd Street
           New York, New York 10022

           BlackRock Financial Management, Inc.
           345 Park Avenue
           29th Floor
           New York, New York 10154

           Boston Partners Asset Management, L.P.
           One Financial Center
           43rd Floor
           Boston, Massachusetts 02111

           Coronation Asset Management (Proprietary) Limited
           80 Strand Street
           Cape Town, South Africa, 8001


           Farrell Wako Global Investment Management Inc.
           780 3rd Avenue
           New York, New York 10017


           First of America Investment Corporation
           303 North Rose Street
           Suite 500
           Kalamazoo, Michigan 49007


           Firstar Investment Research & Management Company, LLC
           777 East Wisconsin Avenue
           Suite 800
           Milwaukee, Wisconsin 53202



           Furman Selz Capital Management LLC
           230 Park Avenue
           New York, NY 10169

           Lazard London International Investment Management Limited
           21 Moorfields
           London, England EC2P 2HT

           LSV Asset Management
           181 West Madison Street
           Chicago, Illinois 60602

           Mellon Equity Associates
           500 Grant Street
           Suite 3700
           Pittsburgh, PA 15258


           Montgomery Asset Management, LLC
           600 Montgomery Street
           San Francisco, California 94111


           Nicholas-Applegate Capital Management, Inc.
           600 West Broadway, 29th Floor
           San Diego, California 92101

           Pacific Alliance Capital Management
           475 Sansome Street
           San Francisco, CA 94111

           Parametric Portfolio Associates
           700 Newport Center Drive
           Newport Beach, CA 92660

           Provident Investment Counsel, Inc.
           300 North Lake Avenue
           Penthouse
           Pasadena, CA 91101


           SEI Investments Management Corporation
           Oaks, PA 19456


           Seligman Henderson Co.
           100 Park Avenue
           New York, New York 10017


           Strategic Fixed Income, L.P.
           1001 Nineteenth Street North, 17th Floor
           Arlington, VA 22209


           Wall Street Associates
           1200 Prospect Street
           Suite 100
           La Jolla, California 92037


           Western Asset Management Company
           117 East Colorado Boulevard
           Pasadena, CA 91105


           Yamaichi Capital Management, Inc.
           2 World Trade Center
           Suite 9828
           New York, New York 10048

           Yamaichi Capital Management (Singapore) Limited
           138 Robinson Road, #13-01/05
           Hong Leong Centre
           Singapore, 068906


ITEM 31.  MANAGEMENT SERVICES:

    None.

ITEM 32.  UNDERTAKINGS:

    Registrant hereby undertakes to file a post-effective amendment containing reasonably current financial statements , which need not be certified, within four to six months of the effective date of the Registrant's 1933 Act Registration Statement or the commencement of operations of the High Yield Bond, International Fixed Income and Emerging Markets Equity Funds, whichever is later.

    Registrant hereby undertakes that whenever Shareholders meeting the requirements of Section 16(c) of the Investment Company Act of 1940 inform the Board of Trustees of their desire to communicate with Shareholders of the Trust, the Trustees will inform such Shareholders as to the approximate number of Shareholders of record and the approximate cost of mailing or afford said Shareholders access to a list of Shareholders.

    Registrant undertakes to hold a meeting of Shareholders for the purpose of voting upon the question of removal of a Trustee(s) when requested in writing to do so by the holders of at least 10% of Registrant's outstanding shares and in connection with such meetings to comply with the provisions of Section 16(c) of the Investment Company Act of 1940 relating to Shareholder communications.

    Registrant undertakes to furnish each person to whom a prospectus for any series of the Registrant is delivered with a copy of the Registrant's latest annual report to shareholders for such series, when such annual report is issued containing information called for by Item 5A of Form N-1A, upon request and without charge.

                                     NOTICE

    A copy of the Agreement and Declaration of Trust of SEI Institutional Investments Trust is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this Registration Statement has been executed on behalf of the Trust by an officer of the Trust as an officer and by its Trustees as trustees and not individually and the obligations of or arising out of this Registration Statement are not binding upon any of the Trustees, Officers, or Shareholders individually but are binding only upon the assets and property of the Trust.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 2 to Registration Statement No. 33-58041 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Wayne, Commonwealth of Pennsylvania on the 29th day of September, 1997.

                                SEI INSTITUTIONAL INVESTMENTS TRUST

                                By:               /s/ DAVID G. LEE
                                     -----------------------------------------
                                                   David G. Lee,
                                        PRESIDENT & CHIEF EXECUTIVE OFFICER

    Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacity on the date(s) indicated.

              *
------------------------------  Trustee                     September 29, 1997
       William M. Doran

              *
------------------------------  Trustee                     September 29, 1997
       F. Wendell Gooch

              *
------------------------------  Trustee                     September 29, 1997
       Frank E. Morris

              *
------------------------------  Trustee                     September 29, 1997
   George J. Sullivan, Jr.

              *
------------------------------  Trustee                     September 29, 1997
       James M. Storey

              *
------------------------------  Trustee                     September 29, 1997
       Robert A. Nesher

       /s/ DAVID G. LEE
------------------------------  President & Chief           September 29, 1997
         David G. Lee             Executive Officer

      /s/ MARK E. NAGLE
------------------------------  Controller & Chief          September 29, 1997
        Mark E. Nagle             Financial Officer

*By:      /s/ DAVID G. LEE
      -------------------------
            David G. Lee
          ATTORNEY-IN-FACT

                                 EXHIBIT INDEX


   EXHIBIT NUMBER                                         DESCRIPTION
--------------------  -----------------------------------------------------------------------------------
EX-99.B(1)            Registrant's Declaration of Trust is incorporated herein by reference to
                        Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the Securities and Exchange Commission ("SEC") on March 10, 1995.

EX-99.B(2)            Registrant's By-Laws are incorporated herein by reference to Registrant's
                        Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on
                        March 10, 1995.

EX-99.B(2)(a)         Amended By-Laws are filed herewith.

EX-99.B(3)            Not Applicable.

EX-99.B(4)            Not Applicable.

EX-99.B(5)(a)         Investment Advisory Agreement between the Trust and SEI Investments Management
                        Corporation ("SIMC") (formerly "SEI Financial Management Corporation") as previously filed with Registrant's Pre-Effective Amendment No. 2 on Form N-1A
                        (File No. 33-58041), filed with the SEC on June 7, 1996 is filed herewith.

EX-99.B(5)(b)         Form of Investment Sub-Advisory Agreement between SIMC and 1838 Investment
                        Advisors, L.P. with respect to the Trust's Small Cap Fund as previously filed with Registrant's Pre-Effective Amendment No. 1 on Form N-1A (File No. 33-58041),
                        filed with the SEC on April 26, 1996 is filed herewith.

EX-99.B(5)(c)         Investment Sub-Advisory Agreement between SIMC and Acadian Asset Management, L.P.
                        with respect to the Trust's International Equity Fund as previously filed with
                        Registrant's Pre-Effective Amendment No. 1 on Form N-1A (File No. 33-58041),
                        filed with the SEC on April 26, 1996 is filed herewith.

EX-99.B(5)(d)         Investment Sub-Advisory Agreement between SIMC and Alliance Capital Management L.P.
                        with respect to the Trust's Large Cap Fund as previously filed with Registrant's
                        Pre-Effective Amendment No. 1 on Form N-1A (File No. 33-58041), filed with the
                        SEC on April 26, 1996 is filed herewith.

EX-99.B(5)(e)         Form of Investment Sub-Advisory Agreement between SIMC and Apodaca-Johnston Capital
                        Management, Inc. with respect to the Trust's Small Cap Fund is incorporated herein by reference to Registrant's Pre-Effective Amendment No. 1 on Form N-1A
                        (File No. 33-58041), as previously filed with the SEC on April 26, 1996.

EX-99.B(5)(f)         Investment Sub-Advisory Agreement between SIMC and BEA Associates with respect to the High Yield Bond Fund as previously filed with Registrant's Pre-Effective
                        Amendment No. 1 on Form N-1A (File No. 33-58041), filed with the SEC on April 26,
                        1996 is filed herewith.

EX-99.B(5)(g)         Investment Sub-Advisory Agreement between SIMC and BlackRock Financial Management,
                        Inc. with respect to the Core Fixed Income Fund as previously filed with
                        Registrant's Pre-Effective Amendment No. 1 on Form N-1A (File No. 33-58041),
                        filed with the SEC on April 26, 1996 is filed herewith.

   EXHIBIT NUMBER                                         DESCRIPTION
--------------------  -----------------------------------------------------------------------------------
EX-99.B(5)(h)         Investment Sub-Advisory Agreement between SIMC and Boston Partners Asset
                        Management, L.P. with respect to the Small Cap Fund as previously filed with
                        Registrant's Pre-Effective Amendment No. 1 on Form N-1A (File No. 33-58041),
                        filed with the SEC on April 26, 1996 is filed herewith.

EX-99.B(5)(i)         Investment Sub-Advisory Agreement between SIMC and Firstar Investment Research &
                        Management Company with respect to the Core Fixed Income Fund as previously filed with Registrant's Pre-Effective Amendment No. 1 on Form N-1A (File No. 33-58041),
                        filed with the SEC on April 26, 1996 is filed herewith.

EX-99.B(5)(j)         Investment Sub-Advisory Agreement between SIMC and American Express Asset
                        Management Group, Inc. (formerly "IDS Advisory Group, L.P.") with respect to the
                        Trust's Large Cap Fund as previously filed with Registrant's Pre-Effective
                        Amendment No. 1 on Form N-1A (File No. 33-58041), filed with the SEC on April 26,
                        1996 is filed herewith.

EX-99.B(5)(k)         Investment Sub-Advisory Agreement between SIMC and LSV Asset Management with respect to the Trust's Large Cap and Small Cap Funds as previously filed with
                        Registrant's Pre-Effective Amendment No. 1 on Form N-1A (File No. 33-58041),
                        filed with the SEC on April 26, 1996 is filed herewith.

EX-99.B(5)(l)         Investment Sub-Advisory Agreement between SIMC and Mellon Equity Associates with respect to the Large Cap Fund as previously filed with Registrant's Pre-Effective
                        Amendment No. 1 on Form N-1A (File No. 33-58041), filed with the SEC on April 26,
                        1996 is filed herewith.

EX-99.B(5)(m)         Investment Sub-Advisory Agreement between SIMC and Pacific Alliance Capital
                        Management (formerly "MERUS-UCA Capital Management") with respect to the Large
                        Cap Fund as previously filed with Registrant's Pre-Effective Amendment No. 1 on
                        Form N-1A (File No. 33-58041), filed with the SEC on April 26, 1996 is filed herewith.

EX-99.B(5)(n)         Investment Sub-Advisory Agreement between SIMC and Montgomery Asset Management,
                        L.P. with respect to the Emerging Markets Equity Fund as previously filed with
                        Registrant's Pre-Effective Amendment No. 1 on Form N-1A (File No. 33-58041),
                        filed with the SEC on April 26, 1996 is filed herewith.

EX-99.B(5)(o)         Form of Investment Sub-Advisory Agreement between SIMC and Morgan Grenfell
                        Investment Services Limited with respect to the International Equity Fund is incorporated herein by reference to Registrant's Pre-Effective Amendment No. 1 on
                        Form N-1A (File No. 33-58041), as previously filed with the SEC on April 26,
                        1996.

EX-99.B(5)(p)         Investment Sub-Advisory Agreement between SIMC and Nicholas-Applegate Capital
                        Management, Inc. with respect to the Small Cap Fund as previously filed with
                        Registrant's Pre-Effective Amendment No. 1 on Form N-1A (File No. 33-58041),
                        filed with the SEC on April 26, 1996 is filed herewith.

EX-99.B(5)(q)         Investment Sub-Advisory Agreement between SIMC and Provident Investment Counsel,
                        Inc. with respect to the Large Cap Fund as previously filed with Registrant's
                        Pre-Effective Amendment No. 1 on Form N-1A (File No. 33-58041), filed with the
                        SEC on April 26, 1996 is filed herewith.

   EXHIBIT NUMBER                                         DESCRIPTION
--------------------  -----------------------------------------------------------------------------------
EX-99.B(5)(r)         Investment Sub-Advisory Agreement between SIMC and Schroder Capital Management
                        International Limited with respect to the International Equity Fund is incorporated herein by reference to Registrant's Pre-Effective Amendment No. 1 on
                        Form N-1A (File No. 33-58041), as previously filed with the SEC on April 26,
                        1996.

EX-99.B(5)(s)         Investment Sub-Advisory Agreement between SIMC and Strategic Fixed Income L.P. with respect to the International Fixed Income Fund as previously filed with
                        Registrant's Pre-Effective Amendment No. 1 on Form N-1A (File No. 33-58041),
                        filed with the SEC on April 26, 1996 is filed herewith.

EX-99.B(5)(t)         Investment Sub-Advisory Agreement between SIMC and Wall Street Associates with respect to the Small Cap Fund as previously filed with Registrant's Pre-Effective
                        Amendment No. 1 on Form N-1A (File No. 33-58041), filed with the SEC on April 26,
                        1996 is filed herewith.

EX-99.B(5)(u)         Investment Sub-Advisory Agreement between SIMC and Western Asset Management Company with respect to the Core Fixed Income Fund as previously filed with Registrant's
                        Pre-Effective Amendment No. 1 on Form N-1A (File No. 33-58041), filed with the
                        SEC on April 26, 1996 is filed herewith.

EX-99.B(5)(v)         Investment Sub-Advisory Agreement between SIMC and First of America Investment
                        Corporation with respect to the Small Cap Fund as previously filed as Exhibit
                        (5)(w) with Registrant's Pre-Effective Amendment No. 2 on Form N-1A (File No.
                        33-58041), filed with the SEC on June 7, 1996 is filed herewith.

EX-99.B(5)(w)         Investment Sub-Advisory Agreement between SIMC and Farrell Wako Global Investment
                        Management, Inc. with respect to the International Equity Fund as previously filed as Exhibit (5)(x) with Registrant's Pre-Effective Amendment No. 2 on Form
                        N-1A (File No. 33-58041), filed with the SEC on June 7, 1996 is filed herewith.

EX-99.B(5)(x)         Investment Sub-Advisory Agreement between SIMC and Seligman Henderson Co. with respect to the International Equity Fund as previously filed as Exhibit (5)(y)
                        with Registrant's Pre-Effective Amendment No. 2 on Form N-1A (File No. 33-58041),
                        filed with the SEC on June 7, 1996 is filed herewith.

EX-99.B(5)(y)         Investment Sub-Advisory Agreement between SIMC and Yamaichi Capital Management,
                        Inc. with respect to the International Equity Fund as previously filed as Exhibit
                        (5)(z) with Registrant's Pre-Effective Amendment No. 2 on Form N-1A (File No.
                        33-58041), filed with the SEC on June 7, 1996.

EX-99.B(5)(z)         Investment Sub-Advisory Agreement between SIMC and Coronation Asset Management
                        (Proprietary) Limited with respect to the Emerging Markets Equity Fund is incorporated herein by reference as Exhibit (5)(aa) to Registrant's
                        Post-Effective Amendment No. 1 on Form N-1A (File No. 33-58041), filed with the
                        SEC on December 30, 1996.

EX-99.B(5)(aa)        Investment Sub-Advisory Agreement between SIMC and Furman Selz Capital Management
                        LLC with respect to the Small Cap Fund as previously filed as Exhibit (5)(bb) to
                        Registrant's Post-Effective Amendment No. 1 on Form N-1A (File No. 33-58041),
                        filed with the SEC on December 30, 1996 is filed herewith.

   EXHIBIT NUMBER                                         DESCRIPTION
--------------------  -----------------------------------------------------------------------------------
EX-99.B(5)(bb)        Investment Sub-Advisory Agreement between SIMC and Lazard London International
                        Investment Management Limited with respect to the International Equity Fund as previously filed as Exhibit (5)(cc) to Registrant's Post-Effective Amendment No.
                        1 on Form N-1A (File No. 33-58041), filed with the SEC on December 30, 1996 is filed herewith.

EX-99.B(5)(cc)        Investment Sub-Advisory Agreement between SIMC and Parametric Portfolio Associates with respect to the Emerging Markets Equity Fund is incorporated herein by reference as Exhibit (5)(dd) to Registrant's Post-Effective Amendment No. 1 on
                        Form N-1A (File No. 33-58041), filed with the SEC on December 30, 1996.

EX-99.B(5)(dd)        Investment Sub-Advisory Agreement between SIMC and Yamaichi Capital Management,
                        Inc. And Yamaichi Capital Management (Singapore) Limited with respect to the
                        International Equity Fund is incorporated herein by reference as Exhibit (5)(ee)
                        to Registrant's Post-Effective Amendment No. 1 on Form N-1A (File No. 33-58041),
                        filed with the SEC on December 30, 1996.

EX-99.B(5)(ee)        Schedule B dated January 1, 1997 to the Trust's Sub-Advisory Agreement dated June
                        14, 1996 between SIMC and LSV Asset Management is filed herewith.

EX-99.B(6)            Distribution Agreement between the Trust and SEI Investments Distribution Co.
                        (formerly "SEI Financial Services Company") as previously filed with Registrant's
                        Pre-Effective Amendment No. 1 on Form N-1A (File No. 33-58041), filed with the
                        SEC on April 26, 1996 is filed herewith.

EX-99.B(7)            Not Applicable.

EX-99.B(8)            Custodian Agreement between the Trust and CoreStates Bank, N.A. with respect to the
                        Trust's Large Cap, Small Cap, Core Fixed Income and High Yield Bond Funds as
                        previously filed with Registrant's Pre-Effective Amendment No. 2 on Form N-1A
                        (File No. 33-58041), filed with the SEC on June 7, 1996 is filed herewith.

EX-99.B(8)(a)         Custodian Agreement between the Trust and State Street Bank and Trust Company is filed herewith.

EX-99.B(9)(a)         Administration Agreement dated June 14, 1996 between the Trust and SEI Fund
                        Management as previously filed with Registrant's Pre-Effective Amendment No. 1 on
                        Form N-1A (File No. 33-58041), filed with the SEC on April 26, 1996 is filed herewith.

EX-99.B(10)           Opinion and Consent of Counsel is incorporated herein by reference to Registrant's
                        Pre-Effective Amendment No. 2 on Form N-1A (File No. 33-58041), filed with the
                        SEC on June 7, 1996.

EX-99.B(11)           Consent of Independent Public Accountants is filed herewith.

EX-99.B(12)           Not Applicable.

EX-99.B(13)           Not Applicable.

EX-99.B(14)           Not Applicable.

EX-99.B(15)           Not Applicable.

EX-99.B(16)           Performance Quotation Computation is incorporated herein by reference to
                        Registrant's Pre-Effective Amendment No. 2 on Form N-1A (File No. 33-58041),
                        filed with the SEC on June 7, 1996.

   EXHIBIT NUMBER                                         DESCRIPTION
--------------------  -----------------------------------------------------------------------------------
EX-99.B(24)           Powers of Attorney for Robert A. Nesher, William M. Doran, George J. Sullivan, Jr.,
                        F. Wendell Gooch, Mark E. Nagle, James M. Storey, David G. Lee and Frank E.
                        Morris are filed herewith.

EX-27.1               Financial Data Schedule for the Large Cap Fund is filed herewith.

EX-27.2               Financial Data Schedule for the Small Cap Fund is filed herewith.

EX-27.3               Financial Data Schedule for the Core Fixed Income Fund is filed herewith.

EX-27.4               Financial Data Schedule for the International Equity Fund is filed herewith.